           As filed with the Securities and Exchange Commission on July 11, 2002
                                               Securities Act File No. 333-59745
                                       Investment Company Act File No. 811-08895

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM N-1A

            Registration Statement Under The Securities Act Of 1933          [x]

                          Pre-Effective Amendment No.                        [ ]

                        Post-Effective Amendment No. 20                      [x]

                                     and/or

        Registration Statement Under The Investment Company Act Of 1940      [x]

                               Amendment No. 21                              [x]
                        (Check appropriate box or boxes)

                                 ING FUNDS TRUST
                         (FORMERLY PILGRIM FUNDS TRUST)
                 (Exact Name of Registrant Specified in Charter)
                          7337 E. Doubletree Ranch Road
                              Scottsdale, AZ 85258
                    (Address of Principal Executive Offices)
       Registrant's Telephone Number, Including Area Code: (800) 992-0180

                  Kimberly A. Anderson                 With copies to:
                  ING Investments, LLC             Jeffrey S. Puretz, Esq.
             7337 E. Doubletree Ranch Road                 Dechert
                  Scottsdale, AZ 85258              1775 Eye Street, N.W.
         (Name and Address of Agent for Service)     Washington, DC 20006

                            ------------------------

            It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b)

[ ]      on (date) pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[x]      on September 30, 2002, pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

================================================================================

[PROSPECTUS OVERLAY]
       PROSPECTUS

    [GEORGE WASHINGTON PHOTO]

       September 30, 2002


       Classes A, B, C, M and T
       FIXED INCOME FUNDS
       ING GNMA Income Fund
       ING High Yield Bond Fund
       ING High Yield Opportunity Fund
       ING Intermediate Bond Fund
       ING National Tax-Exempt Bond Fund
       ING Strategic Income Fund
       MONEY MARKET FUNDS
       ING Classic Money Market Fund
       ING Money Market Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                        [ING FUNDS LOGO]

                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    FIXED INCOME FUNDS
    ING GNMA Income Fund                                     4
    ING High Yield Bond Fund                                 6
    ING High Yield Opportunity Fund                          8
    ING Intermediate Bond Fund                              10
    ING National Tax-Exempt Bond Fund                       12
    ING Strategic Income Fund                               14

    MONEY MARKET FUNDS
    ING Classic Money Market Fund                           16
    ING Money Market Fund                                   18

    WHAT YOU PAY TO INVEST                            20
    SHAREHOLDER GUIDE                                 24
    MANAGEMENT OF THE FUNDS                           31
    DIVIDENDS, DISTRIBUTIONS AND TAXES                33
    MORE INFORMATION ABOUT RISKS                      34
    FINANCIAL HIGHLIGHTS                              37
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  ING offers both aggressive and conservative Fixed Income Funds.

  They may suit you if you:

  - want a regular stream of income.

  Fixed Income Funds other than the ING Money Market Fund and the ING Classic Money Market Fund may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                           INVESTMENT OBJECTIVE
                  ---------------------------------------------------------------------------------------
FIXED             GNMA Income Fund                               High current income, consistent with
INCOME            Adviser: ING Investments, LLC                  liquidity and safety of principal
FUNDS

                  High Yield Bond Fund                           High current income and total return
                  Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management
                  LLC

                  High Yield Opportunity Fund                    High current income and capital growth
                  Adviser: ING Investments, LLC

                  Intermediate Bond Fund                         High current income, consistent with the
                  Adviser: ING Investments, LLC                  preservation of capital and liquidity
                  Sub-Adviser: ING Investment Management
                  LLC

                  National Tax-Exempt Bond Fund                  High current income that is exempt from
                  Adviser: ING Investments, LLC                  federal income taxes, consistent with
                  Sub-Adviser: Furman Selz Capital               the preservation of capital
                  Management LLC

                  Strategic Income Fund                          Maximum total return
                  Adviser: ING Investments, LLC


MONEY MARKET      Classic Money Market Fund                      High current income, consistent with the
FUNDS             Adviser: ING Investments, LLC                  preservation of capital and liquidity
                  Sub-Adviser: ING Investment Management
                  LLC

                  Money Market Fund                              High current income, consistent with the
                  Adviser: ING Investments, LLC                  preservation of capital and liquidity

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government.                      mortgage-related investments. Generally has less credit risk than other income funds.


A diversified portfolio of high yield (high risk)         Credit, interest rate, prepayment and other risks that
debt securities that are unrated or rated below           accompany an investment in lower-quality debt securities.
investment grade.                                         Particularly sensitive to credit risk during economic
                                                          downturns.


High yield (high risk) debt securities, including         Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as equities          accompany an investment in lower-quality debt securities.
and foreign securities.                                   Particularly sensitive to credit risk during economic
                                                          downturns. May also present price volatility from equity
                                                          exposure and foreign securities. May be sensitive to
                                                          currency exchange rates, international political and
                                                          economic conditions, and other risks.


Investment grade debt securities with a minimum           Credit, interest rate, prepayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between three and ten years.


Investment grade debt securities of municipal             Credit, interest rate, prepayment and other risks that
issuers, the interest from which is exempt from           accompany an investment in investment grade debt securities
federal income taxes.                                     of municipal issuers.


Investment grade and high yield (high risk) debt          Credit, interest rate, prepayment and other risks that
securities.                                               accompany an investment in debt securities, including high yield debt securities. May be sensitive to credit risk
                                                          during economic downturns.


High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in short- term debt securities.


Short-term, high quality debt securities.                 Credit, interest rate and other risks that accompany an
                                                          investment in short-term debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                       Funds at a Glance       3

                                                                         ADVISER
ING GNMA INCOME FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio managers expect to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other fixed income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

 4      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [Total Returns Graph]

  1992   1993   1994    1995    1996   1997    1998   1999   2000    2001
  ----   ----   ----    ----    ----   ----    ----   ----   ----    ----
  5.19   8.06   -2.07   15.91   5.71   10.20   7.52   0.58   10.36    8.65

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:
                            1st quarter 1995:  5.50%
                            1st quarter 1994: -2.42%

             Fund's year-to-date total return as of June 30, 2002:


                                         %



                          AVERAGE ANNUAL TOTAL RETURNS

                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                     1            5 YEARS               10 YEARS
                                                                   YEAR    (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   3.48           6.37                   6.38
Class A Return After Taxes on Distributions(2)                  %   1.24           3.93                   3.77
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   2.08           3.85                   3.77
Class B Return Before Taxes(3)                                  %   2.70           5.83                    N/A
Class C Return Before Taxes(4)                                  %   6.82           8.81                    N/A
Lehman Brothers Mortgage-Backed Securities Index (reflects
 no deduction for fees, expenses or taxes)(5)                   %   8.22           7.49(6)                7.10(6)



(1) Class B commenced operations on October 6, 2000 and Class C commenced operations on October 13, 2000. Classes M and T commenced operations February 26, 2001 and did not have a full year's performance as of December 31, 2001. Class T shares of the Fund are no longer offered.



(2) Reflects deduction of sales charge of 4.75%.



(3) Reflects deduction of deferred sales charge of 5% and 4%, respectively, for 1 year and since inception returns.



(4) Reflects deduction of deferred sales charge of 1% for 1 year return.



(5) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.



(6) Index return is for Class A for the 10 year period ending December 31, 2001. Index return for Classes B and C is 9.82% for the period beginning October 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING GNMA Income Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING HIGH YIELD BOND FUND                           ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income and total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of high yield (high risk) bonds. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


High yield bonds are debt securities that are not rated by a nationally recognized statistical rating organization or are rated below investment grade (for example, rated below BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization. The Fund defines high yield bonds to include: bank loans; payment-in-kind securities; fixed, variable, floating rate and deferred interest debt obligations; zero coupon bonds; mortgage-backed and asset-backed debt obligations; structured debt obligations; and convertible bonds, provided they are unrated or rated below investment grade. In evaluating the quality of a particular high yield bond for investment by the Fund, the Sub-Adviser does not rely exclusively on ratings assigned by the nationally recognized statistical rating organizations. The Sub-Adviser will utilize a security's credit rating as simply one indication of an issuer's creditworthiness and will principally rely upon its own analysis of any security. However, the Sub-Adviser does not have restrictions on the rating level of the securities in the Fund's portfolio and may purchase and hold securities in default. There are no restrictions on the average maturity of the Fund or the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors.

Any remaining assets may be invested in investment grade debt securities; common and preferred stocks; U.S. Government securities and money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objectives; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also use options and futures contracts involving securities, securities indices and interest rates.

The Fund will not purchase any common stocks if, after such purchase, more than 20% of the value of its assets would be invested in common stocks. The Fund will invest in common stocks to attempt to achieve either a combination of its primary and secondary objectives, in which case the common stocks will be dividend-paying, or to achieve its secondary objective, in which case the common stocks may not pay dividends.

In choosing investments for the Fund, the Sub-Adviser combines extensive company and industry research with relative value analysis to identify high yield bonds expected to provide above-average returns. Relative value analysis is intended to enhance returns by moving from overvalued to undervalued sectors of the bond market. The Sub-Adviser's team approach to decision making includes contributions from individual managers responsible for specific industry sectors.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. The Fund is also subject to credit risk through its investment in floating rate loans.

PREPAYMENT RISK -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social or economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks, securities depositories or exchanges than those in the U.S., and foreign controls on investment.

 6      ING High Yield Bond Fund

                                                        ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999     2000    2001
  ----    --------   --------   --------   --------   --------   --------   --------   -----   -----
                                                                                9.14    0.41    4.11

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:
                            4th quarter 2001:  7.11%
                            3rd quarter 2001: -5.21%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers High Yield Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -0.83             2.91                  N/A
Class A Return After Taxes on Distributions(2)                  %  -4.39            -0.61                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -0.52             0.58                  N/A
Class B Return Before Taxes(3)                                  %  -1.28             3.01                  N/A
Class C Return Before Taxes(4)                                  %   2.36             3.80                  N/A
Lehman Brothers High Yield Bond Index (reflects no deduction
  for fees, expenses or taxes)(5)                               %   5.28             0.51(6)               N/A

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers High Yield Bond Index is an unmanaged index that measures the performance of fixed-income securities that are similar, but not identical, to those in the Fund's portfolio.


(6) Index return is for the period beginning December 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING High Yield Bond Fund       7

                                                                         ADVISER
ING HIGH YIELD OPPORTUNITY FUND                             ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks a high level of current income and capital growth.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its assets in high yield, lower rated debt securities, which are commonly referred to as junk bonds, and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 20% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objectives.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

 8      ING High Yield Opportunity Fund

                                                 ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999     2000    2001
--------  --------   --------   --------   --------   --------   --------   --------   -----   -----
                                                         21.05       4.17       6.12   -15.09   1.68

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Prior to May 24, 1999 a different adviser managed the Fund.

(3) The figures shown for the years 1999, 2000 and 2001 provide performance for the Class A shares of the Fund. The figures shown for the years 1997 and 1998 provide performance for Institutional Class shares of the Fund, revised to reflect the higher expenses of Class A shares.

(4) Effective March 1, 2002, the Fund changed its name to High Yield Opportunity Fund. Prior to that date, the name of the Fund was "Pilgrim High Yield Fund II."

            Best and worst quarterly performance during this period:
                            3rd quarter 1997:  8.30%
                                     4th quarter 2000: -13.72%

             Fund's year-to-date total return as of June 30, 2002:


                                         %



                          AVERAGE ANNUAL TOTAL RETURNS

                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Credit Suisse First Boston High Yield Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   -3.14           -3.91                    N/A
Class A Return After Taxes on Distributions(2)                  %   -7.94           -8.02                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %   -1.87           -4.87                    N/A
Class B Return Before Taxes(3)                                  %   -3.22           -3.74                    N/A
Class C Return Before Taxes(4)                                  %    0.26           -3.25                    N/A
Class T Return Before Taxes(5)(6)                               %   -2.14          -11.00                    N/A
Institutional Class(7)                                          %     N/A           13.63                    N/A
Credit Suisse First Boston High Yield Bond Index (reflects
no deduction for fees, expenses or taxes)(8)                    %    5.80            0.30(9)                 N/A



(1) Classes A, B and C commenced operations on March 27, 1998. Class T commenced operations on March 31, 2000. Class M commenced operations May 20, 2002 and did not have a full year's performance as of December 31, 2001.



(2) Reflects deduction of sales charge of 4.75%.



(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.



(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.



(5) Reflects deduction of deferred sales charge of 4% and 3%, respectively, for 1 year and since inception returns.



(6) Class T shares of the Fund are no longer offered.



(7) Institutional Class Shares are no longer offered.



(8) The Credit Suisse First Boston High Yield Bond Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.



(9) Index return is for Classes A, B and C and is for the period beginning April 1, 1998. Index return for Class T is 0.91% for the period beginning April 1, 2000.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING High Yield Opportunity Fund       9

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.

INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds, including but not limited to corporate, government and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.

The Fund may invest the remainder of its assets in: convertible securities and preferred stocks; U.S. Government securities, securities of foreign governments and supranational organizations; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provided above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.
- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.
- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.
- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.
- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATE -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment.

INABILITY TO SELL SECURITIES -- convertible securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 10      ING Intermediate Bond Fund

                                                      ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999     2000    2001
  ----    --------   --------   --------   --------   --------   --------   --------   -----   -----
                                                                               -0.94   11.59   15.18

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:
                            1st quarter 2001:  6.14%
                            2nd quarter 1999: -1.85%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   9.68            6.49                   N/A
Class A Return After Taxes on Distributions(2)                  %   4.66            3.20                   N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   5.83            3.51                   N/A
Class B Return Before Taxes(3)                                  %   9.20            6.53                   N/A
Class C Return Before Taxes(4)                                  %  13.02            7.38                   N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
 for fees, expenses or taxes)(5)                                %   8.44            6.21(6)                N/A

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Index return is for the period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       11

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                  Furman Selz Capital Management
ING NATIONAL TAX-EXEMPT BOND FUND                                            LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income that is exempt from federal income taxes, consistent with preservation of capital.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund normally invests at least 80% of its assets in debt obligations issued by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel of the issuer, exempt from federal income tax. The Fund will invest at least 80% of its assets in securities the interest on which is not a preference item for purposes of the federal alternative minimum tax. The remainder of the Fund's assets may be invested in taxable debt securities when sufficient tax-exempt municipal obligations are not available for purchase. The taxable securities in which the Fund may invest include: U.S. Government securities, instruments of U.S. commercial banks or savings and loan institutions that have total assets of $1 billion or more as shown on the last published financial statements at the time of investment, and repurchase agreements involving any such securities.

There are no restrictions on the average maturity of the Fund's portfolio or on the maturity of any single investment. Maturities may vary widely depending on the Sub-Adviser's assessment of interest rate trends and other economic or market factors. The Fund may purchase the following types of municipal obligations, but only if such securities, at the time of purchase, either have the requisite rating, or are of comparable quality if unrated: (i) municipal bonds rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated; (ii) municipal notes receiving the highest rating by such a rating agency; and (iii) tax-exempt commercial paper receiving the highest rating by such a rating agency.

The Fund may invest in variable and floating rate obligations, may purchase securities on a when-issued basis, and reserves the right to engage in transactions involving standby commitments. The Fund may also purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the long-term bond or commercial paper ratings stated above. The Fund may engage in swap agreements.

Not more than 25% of the Fund's total assets will be invested in either (i) municipal obligations whose issuers are located in the same state or (ii) municipal obligations the interest on which is derived from revenues of similar type projects. The second restriction does not apply to municipal obligations in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

In choosing instruments for the Fund, the Sub-Adviser identifies interest rate trends and then sets a target duration and creates the portfolio around such target. The Sub-Adviser analyzes sectors of the municipal bond market to determine the appropriate weighting of such sectors. Individual issues that meet duration and sector criteria are selected on the basis of yield, quality and marketability.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. The Fund is subject to less credit risk than other income funds because it principally invests in debt securities issued or guaranteed by states, territories and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities.

PREPAYMENT RISK -- an issuer of a security may prepay principal earlier than scheduled, which could force the Fund to reinvest in lower yielding securities.

RISK OF MUNICIPAL OBLIGATIONS -- there could by economic, business or political developments which might affect all municipal obligations of a similar type. To the extent that a significant portion of the Fund's assets are invested in municipal obligations payable from revenue or similar projects, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so invested.

RISK OF VARIABLE AND FLOATING RATE OBLIGATIONS -- the absence of an active secondary market could make it difficult for the Fund to dispose of these obligations if the issuer of an obligation defaults on payment or during periods in which the Fund is not entitled to exercise its demand rights.

WHEN-ISSUED SECURITIES -- due to fluctuations in the value of securities purchased on a when-issued basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the Fund.

STANDBY COMMITMENTS -- these agreements involve the risk that the security will lose value prior to its delivery to the Fund. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security, in which case the Fund has lost the investment opportunity for the assets it had set aside to pay for the security and any gain in the security's price.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

 12      ING National Tax-Exempt Bond Fund

                                               ING NATIONAL TAX-EXEMPT BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
--------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                           12.76       3.52

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

            Best and worst quarterly performance during this period:
                            4th quarter 2000:  4.88%
                            4th quarter 2001: -0.62%

             Fund's year-to-date total return as of June 30, 2002:


                                         %




                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Lehman Brothers Municipal Bond Index and the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -1.40             3.93                    N/A
Class A Return After Taxes on Distributions(2)                  %  -2.94             2.11                    N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  -0.86             2.23                    N/A
Class B Return Before Taxes(3)                                  %  -2.17             4.15                    N/A
Class C Return Before Taxes(4)                                  %   1.78             5.50                    N/A
Lehman Brothers Municipal Bond Index (reflects no deductions
for fees, expenses or taxes)(5)                                 %   5.13             7.85(7)                 N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
for fees, expenses or taxes)(6)                                 %   8.44             8.97(7)                 N/A

(1) Classes A, B and C commenced operations on November 8, 1999.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors: general obligation, revenue, insured and pre-refunded.

(6) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.


(7) Index return is for the period beginning November 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                      ING National Tax-Exempt Bond Fund       13

                                                                         ADVISER
ING STRATEGIC INCOME FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks maximum total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as junk bonds. There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The total return sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered, may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

 14      ING Strategic Income Fund

                                                       ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999       2000       2001
--------  --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                               -1.16       3.10       3.32

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

            Best and worst quarterly performance during this period:
                            1st quarter 2001:  2.89%
                            2nd quarter 2001: -2.41%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -1.58             1.12                  N/A
Class A Return After Taxes on Distributions(2)                  %  -4.11            -1.58                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %  -0.98            -0.44                  N/A
Class B Return Before Taxes(3)                                  %  -1.74             1.50                  N/A
Class C Return Before Taxes(4)                                  %   2.16             2.24                  N/A
Lehman Brothers Aggregate Bond Index (reflects no deductions
 for fees, expenses or taxes)(5)                                %   8.44             6.82(6)               N/A

(1) Classes A, B and C commenced operations on July 27, 1998.

(2) Reflects deduction of sales charge of 4.75%.

(3) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(4) Reflects deduction of deferred sales charge of 1% for the 1 year return.

(5) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.


(6) Index return is for the period beginning August 1, 1998.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Strategic Income Fund       15

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING CLASSIC MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will operate as a diversified fund and invest in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund will invest in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium term notes, and other promissory notes, including floating and variable rate obligations; and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries, branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity as well as adherence to regulatory requirements. The four steps are:

- First, a formal list of high-quality issuers is actively maintained;

- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 16      ING Classic Money Market Fund

                                                   ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993       1994       1995       1996       1997       1998       1999       2000       2001
--------  --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                                4.64       5.88       3.81

(1) These figures are for the years ended December 31 of each year.
(2) Effective March 1, 2002, the Fund changed its name to Classic Money Market Fund. Prior to that date the name of the Fund was "ING Pilgrim Money Market Fund."

            Best and worst quarterly performance during this period:
                          4th quarter 2000: 1.52%
                          4th quarter 2001: 0.57%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual returns as of December 31, 2001 for each class of shares.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class A Return                                                  %    3.81            4.76                   N/A
Class B Return(2)                                               %   -1.83            3.17                   N/A
Class C Return(3)                                               %    2.17            4.08                   N/A

(1) Classes A, B and C commenced operations on December 15, 1998.

(2) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(3) Reflects deduction of deferred sales charge of 1% for the 1 year return.

The Fund's seven-day yields as of December 31, 2001 for the Classes A, B and C shares were 1.76%, 1.12% and 1.12%, respectively. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2001 for the Classes A, B and C shares were 1.78%, 1.13% and 1.13%, respectively. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at (800) 992-1080.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       17

                                                                         ADVISER
ING MONEY MARKET FUND                                       ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will invest in short-term money market instruments that have been rated in one of the two highest rating categories by both Standard & Poor's Rating Group and Moody's Investors Service, Inc., both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

Specifically, the Fund will invest in instruments issued by the U.S. Government, its agencies and instrumentalities; high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, banker's acceptances and letters of credit of domestic and foreign banks and foreign branches of foreign banks; negotiable certificates of deposits and time deposits of savings and loans associations and savings banks; other short-term instruments of similar quality; instruments fully collateralized by such obligations; commercial paper of U.S. corporations; and repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligations of the sellers to repurchase, and of the Fund to resell, at a fixed price. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks and U.S. branches of foreign banks which are subject to the same regulations as U.S. banks.

The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risk, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- investments in instruments of foreign banks involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 18      ING Money Market Fund

                                                           ING MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long term performance and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risk of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992        1993        1994        1995        1996        1997        1998        1999        2000      2001
----      --------    --------    --------    --------    --------    --------    --------    --------    ----
                                                                                                  5.18    3.10

(1) These figures are for the years ended December 31. Prior to May 21, 2001, the Fund invested all of its assets in another investment company.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.45%
                             4th quarter 2001: 0.33%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual returns as of December 31, 2001 for each class of shares.

                                                                                     5 YEARS                10 YEARS
                                                                    1 YEAR    (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
Class A Return                                                  %    3.10              4.15                   N/A
Class B Return(2)                                               %   -2.62              2.19                   N/A
Class C Return(3)                                               %    1.33              3.35                   N/A

(1) Class A commenced operations on November 24, 1999. Classes B and C commenced operations on July 12, 1999.

(2) Reflects deduction of deferred sales charge of 5% and 3%, respectively, for 1 year and since inception returns.

(3) Reflects deduction of deferred sales charge of 1% for the 1 year return.

The Fund's seven-day yields as of December 31, 2001 for the Classes A, B and C shares were 0.92%, 0.17% and 0.17%, respectively. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yields as of December 31, 2001 for the Classes A, B and C shares were 0.93%, 0.17% and 0.17%, respectively. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yields and seven-day effective yields, call the Fund at (800) 992-1080.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Money Market Fund       19

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY


                                                              CLASS A   CLASS B   CLASS C   CLASS M(1)   CLASS T(1)(2)
----------------------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Income Funds (except Classic Money Market and Money Market
  Funds)                                                       4.75(3)   none      none        3.25(3)        none
 Classic Money Market and Money Market Funds                   none      none      none         N/A            N/A
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Income Funds (including Classic Money Market and Money
  Market Funds)                                                none(4)   5.00(5)   1.00(6)     none           4.00(7)


(1) Not all Funds offer Classes M and T. Please see page 24.

(2) Class T shares are available only for certain exchanges or reinvestment of dividends. Please see page 24.

(3) Reduced for purchases of $50,000 and over. Please see page 25.

(4) A contingent deferred sales charge of no more than 1% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. Please see page 25.

(5) Imposed upon redemption within 6 years from purchase. The fee has scheduled reductions after the first year. Please see page 25.

(6) Imposed upon redemption within 1 year from purchase.

(7) Imposed upon redemption within 4 years from purchase. The fee has scheduled reductions after the first year. Please see page 25.

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS A
                                                       DISTRIBUTION                    TOTAL           WAIVERS,
                                                       AND SERVICE                     FUND         REIMBURSEMENTS
                                         MANAGEMENT      (12B-1)        OTHER        OPERATING            AND              NET
FUND                                        FEE            FEES        EXPENSES      EXPENSES     RECOUPMENT(2)(3)(4)    EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                       %        0.51           0.25          0.46(5)       1.22                 --             1.22
 High Yield Bond                   %        0.65           0.35          0.79(5)       1.79              -0.49             1.30
 High Yield Opportunity            %        0.60           0.35          0.51(5)(6)    1.46(6)           -0.36             1.10(6)
 Intermediate Bond                 %        0.50           0.35          0.51(5)       1.36              -0.21             1.15
 National Tax-Exempt Bond          %        0.50           0.35          0.67(5)       1.52              -0.37             1.15
 Strategic Income                  %        0.45           0.35          0.62(5)       1.42              -0.45             0.97
 Classic Money Market              %        0.25           0.75          0.27          1.27              -0.50             0.77
 Money Market(7)                   %        0.35           0.25          0.42(5)       1.02                 --             1.02

CLASS B
                                                        DISTRIBUTION                        TOTAL         WAIVERS,
                                                        AND SERVICE                         FUND       REIMBURSEMENTS
                                          MANAGEMENT      (12B-1)        OTHER            OPERATING         AND            NET
FUND                                         FEE            FEES        EXPENSES          EXPENSES     RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                        %        0.51           1.00          0.47(5)           1.98              --           1.98
 High Yield Bond                    %        0.65           1.00          0.79(5)           2.44           -0.39           2.05
 High Yield Opportunity             %        0.60           1.00          0.51(5)(6)        2.11(6)        -0.36           1.75(6)
 Intermediate Bond                  %        0.50           1.00          0.51(5)           2.01           -0.11           1.90
 National Tax-Exempt Bond           %        0.50           1.00          0.66(5)           2.16           -0.26           1.90
 Strategic Income                   %        0.45           0.75          0.63(5)           1.83           -0.45           1.38
 Classic Money Market               %        0.25           1.00          0.28              1.53           -0.12           1.41
 Money Market(7)                    %        0.35           1.00          0.42(5)           1.77              --           1.77

 20      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C
                                                      DISTRIBUTION                          TOTAL         WAIVERS,
                                                      AND SERVICE                           FUND       REIMBURSEMENTS
                                        MANAGEMENT      (12B-1)        OTHER              OPERATING         AND            NET
FUND                                       FEE            FEES        EXPENSES            EXPENSES     RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                      %        0.51           1.00          0.48(5)             1.99              --           1.99
 High Yield Bond                  %        0.65           1.00          0.79(5)             2.44           -0.39           2.05
 High Yield Opportunity           %        0.60           1.00          0.51(5)(6)          2.11(6)        -0.36           1.75(6)
 Intermediate Bond                %        0.50           1.00          0.51(5)             2.01           -0.11           1.90
 National Tax-Exempt Bond         %        0.50           1.00          0.68(5)             2.18           -0.28           1.90
 Strategic Income                 %        0.45           0.75          0.63(5)             1.83           -0.45           1.38
 Classic Money Market             %        0.25           1.00          0.28                1.53           -0.12           1.41
 Money Market(7)                  %        0.35           1.00          0.42(5)             1.77              --           1.77

CLASS M
                                                      DISTRIBUTION                          TOTAL         WAIVERS,
                                                      AND SERVICE                           FUND       REIMBURSEMENTS
                                        MANAGEMENT      (12B-1)        OTHER              OPERATING         AND            NET
FUND                                       FEE            FEES        EXPENSES            EXPENSES     RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                      %        0.51           0.75          0.47(5)             1.73              --           1.73
 High Yield Opportunity           %        0.60           0.75          0.51(5)(6)(8)       1.86(6)        -0.36           1.50(6)

CLASS T
                                                      DISTRIBUTION                          TOTAL         WAIVERS,
                                                      AND SERVICE                           FUND       REIMBURSEMENTS
                                        MANAGEMENT      (12B-1)        OTHER              OPERATING         AND            NET
FUND                                       FEE            FEES        EXPENSES            EXPENSES     RECOUPMENT(2)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                      %        0.51           0.65          0.45(5)             1.61              --           1.61
 High Yield Opportunity           %        0.60           0.65          0.50(5)(6)          1.75(6)        -0.35           1.40(6)

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.


(2) ING Investments, LLC (ING), the Investment Adviser to each Fund, has entered into written expense limitation agreements with each Fund which it advises, under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least March 31, 2003. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.


(3) This includes a waiver of 0.10% of Distribution Fee for National Tax-Exempt Bond, Intermediate Bond and High Yield Bond Funds for Class A only.

(4) This includes a waiver of 0.40% of Distribution Fee for Classic Money Market Fund for Class A only.

(5) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.


(6) Excludes one-time merger fees of 0.07%, 0.07%, 0.07%, 0.07% and 0.06% for Classes A, B, C, M and T, respectively, incurred in connection with the merger of other investment companies into the High Yield Opportunity Fund.


(7) Effective May 21, 2001, ING Investments, LLC began managing the Money Market Fund directly. The expenses shown reflect contractual changes and estimates that commenced with the change in manager.

(8) Because Class M shares are new for High Yield Opportunity Fund, the expenses are estimated based on Class A expenses.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       21

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 GNMA Income                                                    $     593          844       1,113       1,882
 High Yield Bond                                                $     601          966       1,355       2,442
 High Yield Opportunity                                         $     582          881       1,202       2,109
 Intermediate Bond                                              $     587          866       1,165       2,015
 National Tax-Exempt Bond                                       $     587          898       1,231       2,171
 Strategic Income                                               $     569          861       1,174       2,059
 Classic Money Market                                           $      79          353         649       1,490
 Money Market                                                   $     104          325         563       1,248

CLASS B

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   701         921      1,268      2,110       201        621       1,068      2,110
 High Yield Bond                          $   708       1,023      1,465      2,586       208        723       1,265      2,586
 High Yield Opportunity                   $   678         926      1,301      2,247       178        626       1,101      2,247
 Intermediate Bond                        $   693         941      1,315      2,233       193        641       1,115      2,233
 National Tax-Exempt Bond                 $   693         951      1,336      2,310       193        651       1,136      2,310
 Strategic Income                         $   640         832      1,148      1,743       140        532         948      2,003
 Classic Money Market                     $   644         792      1,023      1,743       144        472         823      1,743
 Money Market                             $   680         857      1,159      1,886       180        557         959      1,886

 22      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

CLASS C

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   302        624       1,073      2,317       202        624       1,073      2,317
 High Yield Bond                          $   308        723       1,265      2,747       208        723       1,265      2,747
 High Yield Opportunity                   $   278        626       1,101      2,413       178        626       1,101      2,413
 Intermediate Bond                        $   293        641       1,115      2,425       193        641       1,115      2,425
 National Tax-Exempt Bond                 $   293        655       1,144      2,492       193        655       1,344      2,492
 Strategic Income                         $   240        532         948      2,111       140        532         948      2,111
 Classic Money Market                     $   244        472         823      1,813       144        472         823      1,813
 Money Market                             $   280        557         959      2,084       180        557         959      2,084

CLASS M

                                                     IF YOU SELL YOUR SHARES
                                             ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   495        852       1,233      2,300
 High Yield Opportunity                   $   473        857       1,266      2,406

CLASS T

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income                              $   564        708        876       1,807       164        508        876       1,807
 High Yield Opportunity                   $   543        717        916       1,957       143        517        916       1,957

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       23

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

Depending upon the Fund, you may select from up to five separate classes of shares: Class A, Class B, Class C, Class M and Class T.

CLASS A

- Front-end sales charge, as described on the next page (except for Money Market and Classic Money Market Funds).

- Distribution and service (12b-1) fees of 0.25% to 0.75% (varies by Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income Fund).


- A contingent deferred sales charge (CDSC), as described on the next page.


- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses. Class B shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1% (0.75% for Strategic Income Fund).


- A 1% CDSC on shares sold within one year of purchase.


- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

CLASS M

- Lower front-end sales charge than Class A, as described on the next page.

- Distribution and service (12b-1) fees of 0.75%.

- No automatic conversion to Class A shares, so annual expenses continue at the Class M level throughout the life of your investment.

- Offered only by GNMA Income Fund and High Yield Opportunity Fund.

CLASS T

- No longer available for purchase, unless you are investing income earned on Class T shares or exchanging Class T Shares of another Fund.

- Distribution and service (12b-1) fees of 0.65%.

- A contingent deferred sales charge, as described on the next page.

- Automatic conversion to Class A shares after 8 years, thus reducing future annual expenses.

- Offered only by GNMA Income Fund and High Yield Opportunity Fund.


When choosing between classes, you should carefully consider the ongoing annual expenses along with the initial sales charge or the CDSC. The relative impact of the initial sales charges and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A or Class M shares. Orders for Class B shares and Class M shares in excess of $250,000 and $1,000,000, respectively, will be accepted as orders for Class A shares or declined. You should discuss which Class of shares is right for you with your investment professional.


DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund has adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

 24      Shareholder Guide

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

SALES CHARGE CALCULATION


CLASS A AND CLASS M(1)(2)


Class A shares of the Funds are sold subject to the following sales charge:

                                     INCOME FUNDS
                            ------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               4.75            4.99
 $50,000 - $99,999               4.50            4.71
 $100,000 - $249,999             3.50            3.63
 $250,000 - $499,999             2.50            2.56
 $500,000 - $1,000,000           2.00            2.04
 $1,000,000 and over                             See below

(1) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were part of the Aetna family of funds prior to February 2, 1998 at the time of purchase are not subject to sales charges for the life of their account.


CLASS M



Class M shares of the Funds are sold subject to the following sales charge:



       GNMA INCOME AND HIGH YIELD OPPORTUNITY FUNDS
       --------------------------------------------
                            AS A % OF THE    AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE    ASSET VALUE
 Less than $50,000               3.25            3.36
 $50,000 - $99,999               2.25            2.30
 $100,000 - $249,999             1.50            1.52
 $250,000 - $499,999             1.00            1.01
 $500,000 and over               none            none



MONEY MARKET FUNDS. There is no sales charge if you purchase Class A shares of either Money Market or Classic Money Market Funds. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.



INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:


                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 to $2,499,999       1.00%        2 years
 $2,500,000 to $4,999,999       0.50         1 year
 $5,000,000 and over            0.25         1 year

CLASS B, CLASS C AND CLASS T

Class B, Class C and Class T shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE(3)

                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      5%
 2nd year                                                      4
 3rd year                                                      3
 4th year                                                      3
 5th year                                                      2
 6th year                                                      1
 After 6th year                                             none

(3) Class B shares that were purchased through funds that were part of the Northstar family of funds at the time of purchase are subject to a different CDSC. Please see the SAI for further information.

CLASS C DEFERRED SALES CHARGE

            GNMA INCOME AND HIGH YIELD OPPORTUNITY FUNDS
            --------------------------------------------
                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      1%
 After 1st year                                             none

CLASS T DEFERRED SALES CHARGE

            GNMA INCOME AND HIGH YIELD OPPORTUNITY FUNDS
            --------------------------------------------
                                                       CDSC ON SHARES
YEARS AFTER PURCHASE                                     BEING SOLD
 1st year                                                      4%
 2nd year                                                      3
 3rd year                                                      2
 4th year                                                      1
 After 4th year                                             none


To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       25

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A or Class M shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.


- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding Money Market and Classic Money Market Funds and Lexington Money Market Trust) you already own to the amount of your next purchase for purposes of calculating the sales charge.


- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A or Class M shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each Class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA. However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B, Class C or Class T shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A or Class M shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 26      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

The minimum initial investment amounts for the ING Funds are as follows:

- Non-retirement accounts: $1,000.

- Retirement accounts: $250.

- Pre-Authorized Investment Plan: $100 to open; you must invest at least $100 a month.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, Inc. (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-US banks (even if payment may be effected through a US bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

MARKET TIMERS


A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.


RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company (SSB) acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

                                                                                                 Initial
                                                                           Method              Investment
                                                                       BY CONTACTING      An investment
                                                                       YOUR INVESTMENT    professional with an
                                                                       PROFESSIONAL       authorized firm can
                                                                                          help you establish and
                                                                                          maintain your account.
                                                                       BY MAIL            Visit or consult an
                                                                                          investment
                                                                                          professional. Make
                                                                                          your check payable to
                                                                                          the ING Funds and mail
                                                                                          it, along with a
                                                                                          completed Application.
                                                                                          Please indicate your
                                                                                          investment
                                                                                          professional on the
                                                                                          New Account
                                                                                          Application.

                                                                       BY WIRE            Call the ING
                                                                                          Operations Department
                                                                                          at (800) 336-3436 to
                                                                                          obtain an account
                                                                                          number and indicate
                                                                                          your investment
                                                                                          professional on the
                                                                                          account.
                                                                                          Instruct your bank to
                                                                                          wire funds to the Fund
                                                                                          in the care of:
                                                                                          State Street Bank and
                                                                                          Trust Company
                                                                                          ABA #101003621
                                                                                          Kansas City, MO
                                                                                          credit to:
                                                                                          -------------
                                                                                          (the Fund) A/C
                                                                                          #751-8315; for further
                                                                                          credit to: Shareholder
                                                                                          A/C #-----------------
                                                                                          (A/C # you received
                                                                                          over the telephone)
                                                                                          Shareholder Name:
                                                                                         ----------------------
                                                                                          (Your Name Here)
                                                                                          After wiring funds you
                                                                                          must complete the
                                                                                          Account Application
                                                                                          and send it to:
                                                                                          ING Funds
                                                                                          P.O. Box 219368
                                                                                          Kansas City, MO
                                                                                          64121-6368

                                                                                                Additional
                                                                           Method               Investment
                                                                       BY CONTACTING
                                                                       YOUR INVESTMENT
                                                                       PROFESSIONAL
                                                                       BY MAIL            Visit or consult an
                                                                                          investment professional.
                                                                                          Fill out the Account
                                                                                          Additions form included
                                                                                          on the bottom of your
                                                                                          account statement along
                                                                                          with your check payable
                                                                                          to the Fund and mail
                                                                                          them to the address on
                                                                                          the account statement.
                                                                                          Remember to write your
                                                                                          account number on the
                                                                                          check.
                                                                       BY WIRE            Wire the funds in the
                                                                                          same manner described
                                                                                          under Initial
                                                                                          Investment.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       27

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 28      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


ING MONEY MARKET FUND AND ING CLASSIC MONEY MARKET FUND


The Money Market and Classic Money Market Funds (Money Market Funds) use the amortized cost method to value their portfolio securities and seek to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of each Fund, there can be no assurance that each Fund's NAV can be maintained at $1.00 per share.


PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund, without paying any additional sales charge, except that Class A shares of the Money Market Funds for which no sales charge was paid, must pay the applicable sales load on an exchange into Class A shares of another Fund. In addition, Class T shares of any Fund may be exchanged for Class B shares of the Money Market Funds. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of a Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       29

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

CDSC ON EXCHANGES INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares of the original ING Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systemat-ically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.


REDEMPTIONS BY CHECK



Class A shareholders of the Money Market Funds may use checks to effect redemptions for Class A shares of the Money Market Funds. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or insufficient funds will be returned unpaid to the payee.



The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.


SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


 30      Shareholder Guide

ADVISER                                                  MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of August 31, 2002, ING managed over $    billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                                MANAGEMENT FEE
 GNMA Income                                             0.51%
 High Yield Bond                                         0.65
 High Yield Opportunity                                  0.60
 Intermediate Bond                                       0.50
 National Tax-Exempt Bond                                0.50
 Strategic Income                                        0.45
 Classic Money Market                                    0.25
 Money Market*                                           0.35

* Effective May 21, 2001, the Fund's management fee changed to 0.35% of the Fund's average daily net assets.

ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GNMA INCOME FUND

The following individuals share responsibility for the day to day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington Management Corp. (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst.

Roseann G. McCarthy, Assistant Vice President of ING, has served as co-manager of GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

HIGH YIELD OPPORTUNITY FUND

The following individuals share responsibility for the day-to-day management of the High Yield Opportunity Fund:

Edwin Schriver, Senior Vice President of ING, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation from April 1998 to September 2000. From August 1993 to January 1997, Mr. Schriver was the President of Cresent City Research, an investment research and software firm. Prior to 1993, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

Andy Mitchell, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital from March 2000 to September 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was a High Yield Portfolio Manager, from November 1996 to April 2000, and Acting Vice President at Manulife Financial, from April 1999 to April 2000. From March 1994 to October 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

STRATEGIC INCOME FUND

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING, has served as a Portfolio Manager of Strategic Income Fund since May 1999. Mr. Kinsey manages the investment grade portion of the Fund. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       31

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

management team that manages the high yield portion of Strategic Income Fund's assets since October 2000.

MONEY MARKET FUND

The following individuals share responsibility for the day-to-day management of the Money Market Fund:

Denis P. Jamison, whose background is described above, has served as Co-Portfolio Manager of the portfolio management team that manages Money Market Fund since April 2001.

Roseann G. McCarthy, whose background is described above, has served as Co-Portfolio Manager of the portfolio management team that manages Money Market Fund since April 2001.

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles.

NATIONAL TAX-EXEMPT BOND FUND

FURMAN SELZ CAPITAL MANAGEMENT LLC


Furman Selz Capital Management LLC (FSCM) serves as Sub-Adviser to the National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169. FSCM is engaged in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2002, were valued at
approximately $    billion.


Robert Schonbrunn has primary responsibility for managing the National Tax-Exempt Bond Fund with assistance from Karen Cronk and Chris Capone. Mr. Schonbrunn has been an investment professional with FSCM since September 1985 as a Managing Director and Portfolio Manager. He has over 35 years of investment experience. Ms. Cronk has been an investment professional with FSCM since February 1985 and is currently responsible for the day to day management of the trading room and implementing trading strategies. Mr. Capone joined FSCM in March 2002 as a Managing Director and Portfolio Manager. Prior to joining FSCM, Mr. Capone was Treasurer of CH Energy Group from March 2000 to March 2002. From August 1987 to February 2000, he worked with Bank of New York, gaining 12 years of experience with investment grade and municipal bonds. Mr. Capone's last position with Bank of New York was as head of the Personal Fixed Income Department, which he began in April 1999.

INTERMEDIATE BOND FUND, HIGH YIELD BOND FUND AND CLASSIC MONEY MARKET FUND

ING INVESTMENT MANAGEMENT LLC


ING Investment Management LLC (IIM) serves as Sub-Adviser to Intermediate Bond Fund, High Yield Bond Fund and Classic Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327. IIM is engaged in the business of providing investment advice to portfolios, including other registered investment companies, which, as of June 30, 2002, were valued at
$    billion.


James B. Kauffmann has primary responsibility for managing the Intermediate Bond Fund. Mr. Kauffmann joined IIM in 1996 and has over 16 years of investment experience. Prior to joining IIM, he spent four years at Alfa Investments Inc., where he was a senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Greg Jacobs, with more than 7 years of investment experience managing high yield investments, shares responsibility for the day-to-day management of the High Yield Bond Fund with Kurt Kringelis. Mr. Jacobs jointly manages over $2.5 billion in high yield assets for IIM. Prior to joining IIM in January 1998, Mr. Jacobs was a high yield investment analyst with Protective Asset Management from July 1997 to December 1997. From June 1994 to July 1997, he was an Associate Portfolio Manager of High Yield and Alternative Investments at Equitable Investment Services.

Kurt Kringelis, with 7 years of investment experience managing high yield investments, shares responsibility for the day-to-day management of the High Yield Bond Fund with Greg Jacobs. Mr. Kringelis jointly manages over $2.5 billion in assets for IIM. Prior to joining IIM in January 1998, he was an Associate Portfolio Manager of High Yield and Alternative Investments at Equitable Investment Services from August 1995 to December 1997.

Jennifer J. Thompson has primary responsibility for managing the Classic Money Market Fund. Ms. Thompson joined IIM in 1998 and has over nine years of investment experience. Prior to joining IIM, she spent one year working for Trusco Capital Management as a fixed income portfolio manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.


 32      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Each Fund pays dividends, if any, monthly. Distributions are expected normally to consist of ordinary income. Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B, C, M or T shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Money Market Funds), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

The National Tax-Exempt Bond Fund anticipates that substantially all of its income dividends will be "exempt interest dividends," which are exempt from federal income taxes. However, some dividends may be taxable, such as dividends that are derived from occasional taxable investments and distributions of short and long-term capital gains. You should also note that dividend and capital gains distributions, as well as gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       33

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (HIGH YIELD OPPORTUNITY, HIGH YIELD BOND, STRATEGIC INCOME AND INTERMEDIATE BOND FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT NATIONAL TAX-EXEMPT BOND, GNMA INCOME, MONEY MARKET AND CLASSIC MONEY MARKET FUNDS). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.


 34      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT NATIONAL TAX-EXEMPT BOND, GNMA INCOME, MONEY MARKET AND CLASSIC MONEY MARKET FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES (ALL FUNDS EXCEPT NATIONAL TAX-EXEMPT BOND
FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS EXCEPT MONEY MARKET AND CLASSIC MONEY MARKET
FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Many of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       35

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

OTHER RISKS

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, certain Funds may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


 36      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Because Class M shares of the High Yield Opportunity Fund had not commenced operations prior to March 31, 2002 (the Fund's fiscal year end), financial highlights are not presented.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       37

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the three months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                                               CLASS A
                                                                    -------------------------------------------------------------
                                                                                  THREE
                                                                      YEAR       MONTHS
                                                                      ENDED       ENDED            YEAR ENDED DECEMBER 31,
                                                                    MARCH 31,   MARCH 31,   -------------------------------------
                                                                      2002       2001(5)    2000(4)    1999      1998      1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $        8.63        8.41       8.08      8.53      8.40      8.12
 Income from investment operations:
 Net investment income                                         $        0.46        0.12       0.54      0.50      0.48      0.51
 Net realized and unrealized gain (loss) on investments        $       -0.09        0.22       0.27     -0.45      0.13      0.29
 Total from investment operations                              $        0.37        0.34       0.81      0.05      0.61      0.80
 Less distributions from:
 Net investment income                                         $        0.47        0.12       0.48      0.50      0.48      0.52
 Total distributions                                           $        0.47        0.12       0.48      0.50      0.48      0.52
 Net asset value, end of period                                $        8.53        8.63       8.41      8.08      8.53      8.40
 TOTAL RETURN(1):                                              %        4.38        4.09      10.36      0.58      7.52     10.20
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     535,903     449,460    368,615   376,580   273,591   158,071
 Ratios to average net assets:
 Expenses(2)                                                   %        1.22        1.16       1.06      0.99      1.01      1.01
 Net investment income(2)                                      %        5.32        5.75       6.54      6.04      5.85      6.28
 Portfolio turnover rate                                       %          76          33         65        25        54       134

                                                          CLASS B                                   CLASS C
                                          ---------------------------------------   ---------------------------------------
                                                         THREE                                     THREE
                                            YEAR         MONTHS       OCTOBER 6,      YEAR         MONTHS      OCTOBER 13,
                                            ENDED        ENDED        2000(3) TO      ENDED        ENDED        2000(3) TO
                                          MARCH 31,    MARCH 31,     DECEMBER 31,   MARCH 31,    MARCH 31,     DECEMBER 31,
                                            2002        2001(5)          2000         2002        2001(5)          2000
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       8.61          8.40          8.20          8.61          8.40          8.24
 Income from investment
 operations:
 Net investment income               $       0.39          0.13          0.09          0.40          0.11          0.09
 Net realized and unrealized gain
 (loss) on investments               $      -0.09          0.19          0.18         -0.09          0.21          0.14
 Total from investment operations    $       0.30          0.32          0.27          0.31          0.32          0.23
 Less distributions from:
 Net investment income               $       0.41          0.11          0.07          0.41          0.11          0.07
 Total distributions                 $       0.41          0.11          0.07          0.41          0.11          0.07
 Net asset value, end of period      $       8.50          8.61          8.40          8.51          8.61          8.40
 TOTAL RETURN(1):                    %       3.53          3.70          3.32          3.65          3.69          2.82
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $     79,302        47,406           866        37,193        13,744         1,833
 Ratios to average net assets:
 Expenses(2)                         %       1.98          1.90          1.81          1.99          1.93          1.81
 Net investment income(2)            %       4.55          4.88          5.79          4.52          4.87          5.79
 Portfolio turnover rate             %         76            33            65            76            33            65

                                            CLASS M                    CLASS T
                                    ------------------------   ------------------------

                                      YEAR      FEBRUARY 26,     YEAR      FEBRUARY 26,
                                      ENDED      2001(3) TO      ENDED      2001(3) TO
                                    MARCH 31,    MARCH 31,     MARCH 31,    MARCH 31,
                                      2002          2001         2002          2001
----------------------------------  ---------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                8.63         8.51          8.63          8.51
 Income from investment
 operations:
 Net investment income                 0.41         0.04          0.43          0.04
 Net realized and unrealized gain
 (loss) on investments                -0.07         0.08         -0.09          0.08
 Total from investment operations      0.34         0.12          0.34          0.12
 Less distributions from:
 Net investment income                 0.43           --          0.44            --
 Total distributions                   0.43           --          0.44            --
 Net asset value, end of period        8.54         8.63          8.53          8.63
 TOTAL RETURN(1):                      4.03         1.41          3.96          1.41
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      495          247        11,275        17,647
 Ratios to average net assets:
 Expenses(2)                           1.73         1.61          1.61          1.54
 Net investment income(2)              4.81         4.88          4.94          5.02
 Portfolio turnover rate                 76           33            76            33

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Annualized for periods less than one year.

(3) Commencement of offering of shares.

(4) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Fund.

(5) The Fund changed its fiscal year end to March 31.

 38      ING GNMA Income Fund

FINANCIAL HIGHLIGHTS                                    ING HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                CLASS A                                      CLASS B
                                           -------------------------------------------------   -----------------------------------
                                                         FIVE                                                FIVE
                                             YEAR       MONTHS        YEAR         PERIOD        YEAR       MONTHS        YEAR
                                             ENDED       ENDED        ENDED         ENDED        ENDED       ENDED        ENDED
                                           MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,   MARCH 31,   MARCH 31,   OCTOBER 31,
                                             2002       2001(4)       2000         1999(1)       2002       2001(4)       2000
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       9.36        9.24         9.96         10.00         9.36        9.23         9.96
 Income from investment operations:
 Net investment income                $       0.78        0.39         0.85          0.67         0.72        0.36         0.78
 Net realized and unrealized gain
 (loss) on investments                $      -0.62        0.12        -0.65         -0.04        -0.62        0.14        -0.66
 Total from investment operations     $       0.16        0.51         0.20          0.63         0.10        0.50         0.12
 Less distributions from:
 Net investment income                $       0.78        0.39         0.86          0.67         0.72        0.37         0.79
 Net realized gain on investments     $         --          --         0.06            --           --          --         0.06
 Total distributions                  $       0.78        0.39         0.92          0.67         0.72        0.37         0.85
 Net asset value, end of period       $       8.74        9.36         9.24          9.96         8.74        9.36         9.23
 TOTAL RETURN(2):                     %       1.94        5.61         1.89          6.37         1.29        5.43         1.02
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     38,525      33,459       33,220        30,537        6,673       5,025        3,702
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %       1.30        1.09         1.04          1.00         2.05        1.84         1.79
 Gross expenses prior to expense
 reimbursement(3)                     %       1.79        1.63         2.16          2.32         2.44        2.28         2.41
 Net investment income after
 expense reimbursement(3)(5)          %       8.67       10.24         8.75          7.53         7.85        9.49         7.99
 Portfolio turnover rate              %        344         253          481           756          344         253          481

                                       CLASS B
                                     -----------

                                       PERIOD
                                        ENDED
                                     OCTOBER 31,
                                       1999(1)
-----------------------------------  -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 10.00
 Income from investment operations:
 Net investment income                   0.60
 Net realized and unrealized gain
 (loss) on investments                  -0.05
 Total from investment operations        0.55
 Less distributions from:
 Net investment income                   0.59
 Net realized gain on investments          --
 Total distributions                     0.59
 Net asset value, end of period          9.96
 TOTAL RETURN(2):                        5.57
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      2,374
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.72
 Gross expenses prior to expense
 reimbursement(3)                        2.64
 Net investment income after
 expense reimbursement(3)(5)             6.90
 Portfolio turnover rate                  756

                                                                                         CLASS C
                                                                    -------------------------------------------------
                                                                                  FIVE
                                                                      YEAR       MONTHS        YEAR         PERIOD
                                                                      ENDED       ENDED        ENDED         ENDED
                                                                    MARCH 31,   MARCH 31,   OCTOBER 31,   OCTOBER 31,
                                                                      2002       2001(4)       2000         1999(1)
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       9.36        9.23         9.96         10.00
 Income from investment operations:
 Net investment income                                         $       0.71        0.37         0.78          0.62
 Net realized and unrealized gain (loss) on investments        $      -0.61        0.12        -0.66         -0.06
 Total from investment operations                              $       0.10        0.49         0.12          0.56
 Less distributions from:
 Net investment income                                         $       0.72        0.36         0.79          0.60
 Net realized gain on investments                              $         --          --         0.06            --
 Total distributions                                           $       0.72        0.36         0.85          0.60
 Net asset value, end of period                                $       8.74        9.36         9.23          9.96
 TOTAL RETURN(2):                                              %       1.21        5.39         1.02          5.67
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      1,633       1,314        1,578           776
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %       2.05        1.84         1.79          1.73
 Gross expenses prior to expense reimbursement(3)              %       2.44        2.29         2.40          2.66
 Net investment income after expense reimbursement(3)(5)       %       7.92        9.42         7.98          7.01
 Portfolio turnover rate                                       %        344         253          481           756

--------------------------------------------------------------------------------

(1) Fund commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING High Yield Bond Fund       39

ING HIGH YIELD OPPORTUNITY FUND                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the nine months ended March 31, 2001 the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                        CLASS A                                  CLASS B
                                          -------------------------------------------------------------------   ---------
                                                        NINE                  THREE
                                            YEAR       MONTHS       YEAR      MONTHS      YEAR      MARCH 27,     YEAR
                                            ENDED       ENDED      ENDED      ENDED       ENDED      1998 TO      ENDED
                                          MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,   MARCH 31,
                                            2002       2001(7)      2000     1999(2)      1999       1998(1)      2002
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                              $       8.69       10.80       11.57      11.66      12.72       12.70         8.71
 Income from investment
 operations:
 Net investment income               $       0.88        0.84        1.18       0.28       1.12        0.01         0.81
 Net realized and unrealized gain
 (loss) on investments               $      -1.07       -2.09       -0.75      -0.09      -1.00        0.01        -1.05
 Total from investment operations    $      -0.19       -1.25        0.43       0.19       0.12        0.02        -0.24
 Less distributions from:
 Net investment income               $       0.99        0.86        1.20       0.28       1.18          --         0.93
 Total distributions                 $       0.99        0.86        1.20       0.28       1.18          --         0.93
 Net asset value, end of period      $       7.51        8.69       10.80      11.57      11.66       12.72         7.54
 TOTAL RETURN(3):                    %      -1.84      -11.87        3.96       1.60       1.13        0.16        -2.49
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   $     53,122      55,230      34,416     16,795     17,327       4,690      143,742
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                 %       1.17        1.10        1.18       1.10       1.12        1.06         1.82
 Gross expenses prior to expense
 reimbursement(4)                    %       1.45        1.32        1.37       1.37       1.53        1.06         2.10
 Net investment income after
 expense reimbursement(4)(5)         %      11.02       11.43       10.63       9.68       9.44        7.22        10.48
 Portfolio turnover rate             %        102         113         113         44        242         484          102

                                                             CLASS B
                                    ---------------------------------------------------------
                                      NINE                    THREE
                                     MONTHS       YEAR       MONTHS       YEAR      MARCH 27,
                                      ENDED       ENDED       ENDED       ENDED      1998 TO
                                    MARCH 31,   JUNE 30,    JUNE 30,    MARCH 31,   MARCH 31,
                                     2001(7)      2000       1999(2)      1999       1998(1)
----------------------------------  ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                10.81       11.58      11.66       12.71       12.69
 Income from investment
 operations:
 Net investment income                  0.81        1.11       0.27        1.04        0.01
 Net realized and unrealized gain
 (loss) on investments                 -2.10       -0.75      -0.09       -0.99        0.01
 Total from investment operations      -1.29        0.36       0.18        0.05        0.02
 Less distributions from:
 Net investment income                  0.81        1.13       0.26        1.10          --
 Total distributions                    0.81        1.13       0.26        1.10          --
 Net asset value, end of period         8.71       10.81      11.58       11.66       12.71
 TOTAL RETURN(3):                     -12.22        3.28       1.53        0.55        0.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)   181,175     103,246     41,882      42,960       8,892
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    1.75        1.83       1.75        1.77        1.69
 Gross expenses prior to expense
 reimbursement(4)                       1.97        2.02       2.02        2.18        1.69
 Net investment income after
 expense reimbursement(4)(5)           10.97        9.98       9.03        8.84        6.61
 Portfolio turnover rate                 113         113         44         242         484

                                                                         CLASS C                                   CLASS T
                                           --------------------------------------------------------------------   ----------
                                                          NINE                  THREE
                                              YEAR       MONTHS       YEAR      MONTHS      YEAR      MARCH 27,      YEAR
                                             ENDED        ENDED      ENDED      ENDED       ENDED      1998 TO      ENDED
                                           MARCH 31,    MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,   MARCH 31,
                                              2002       2001(7)      2000     1999(2)      1999       1998(1)       2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        8.71       10.81       11.58      11.66      12.71       12.69         8.70
 Income from investment operations:
 Net investment income                $        0.80        0.81        1.10       0.27       1.04        0.01         0.78
 Net realized and unrealized gain
 (loss) on investments                $       -1.05       -2.10       -0.74      -0.09      -0.99        0.01        -0.99
 Total from investment operations     $       -0.25       -1.29        0.36       0.18       0.05        0.02        -0.21
 Less distributions from:             $
 Net investment income                $        0.93        0.81        1.13       0.26       1.10          --         0.97
 Total distributions                           0.93        0.81        1.13       0.26       1.10          --         0.97
 Net asset value, end of period       $        7.53        8.71       10.81      11.58      11.66       12.71         7.52
 TOTAL RETURN(3):                     %       -2.60      -12.22        3.28       1.53       0.55        0.16        -2.18
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $      24,674      33,463      23,324     18,618     21,290       4,815       10,328
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  %        1.81        1.75        1.83       1.75       1.77        1.66         1.44
 Gross expenses prior to expense
 reimbursement(4)                     %        2.09        1.97        2.02       2.02       2.18        1.66         1.72
 Net investment income after
 expense reimbursement(4)(5)          %       10.47       10.93        9.98       9.03       8.79        6.91        10.84
 Portfolio turnover rate              %         102         113         113         44        242         484          102

                                            CLASS T
                                     ----------------------
                                       NINE
                                      MONTHS     MARCH 31,
                                       ENDED     2000(6) TO
                                     MARCH 31,    JUNE 30,
                                      2001(7)       2000
-----------------------------------  ----------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                10.81        11.07
 Income from investment operations:
 Net investment income                  0.81         0.29
 Net realized and unrealized gain
 (loss) on investments                 -2.08        -0.25
 Total from investment operations      -1.27         0.04
 Less distributions from:
 Net investment income                  0.84         0.30
 Total distributions                    0.84         0.30
 Net asset value, end of period         8.70        10.81
 TOTAL RETURN(3):                     -12.07        -0.49
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    18,510       31,342
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                    1.40         1.48
 Gross expenses prior to expense
 reimbursement(4)                       1.63         1.67
 Net investment income after
 expense reimbursement(4)(5)           11.24        10.33
 Portfolio turnover rate                 113          113

--------------------------------------------------------------------------------

(1) Fund commenced operations on March 27, 1998.

(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has voluntarily agreed to limit expenses, excluding, interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

(6) Commencement of offering of shares.

(7) The Fund changed its fiscal year end to March 31.

 40      ING High Yield Opportunity Fund

FINANCIAL HIGHLIGHTS                                  ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                 CLASS A                                 CLASS B
                                           ---------------------------------------------------   -----------------------
                                             YEAR      FIVE MONTHS      YEAR         PERIOD        YEAR      FIVE MONTHS
                                             ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
                                           MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,   MARCH 31,    MARCH 31,
                                             2002        2001(4)        2000         1999(1)       2002        2001(4)
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $      10.18         9.52          9.40         10.00        10.18         9.52
 Income from investment operations:
 Net investment income                $       0.51         0.28          0.61          0.45         0.44         0.26
 Net realized and unrealized gain
 (loss) on investments                $       0.42         0.66          0.12         -0.60         0.40         0.66
 Total from investment operations     $       0.93         0.94          0.73         -0.15         0.84         0.92
 Less distributions from:
 Net investment income                $       0.53         0.28          0.61          0.45         0.45         0.26
 Net realized gains on investments    $       0.67           --            --            --         0.67           --
 Total distributions                  $       1.20         0.28          0.61          0.45         1.12         0.26
 Net asset value, end of period       $       9.91        10.18          9.52          9.40         9.90        10.18
 TOTAL RETURN(2):                     %       9.27        10.01          8.11         -1.46         8.37         9.74
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     41,503       33,597        29,893        32,013       11,216        2,807
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %       1.15         1.13          1.00          0.96         1.90         1.88
 Gross expenses prior to expense
 reimbursement(3)                     %       1.36         1.53          2.08          2.12         2.01         2.18
 Net investment income after
 expense reimbursement(3)(5)          %       4.93         6.94          6.48          5.38         4.09         6.20
 Portfolio turnover rate              %      1,216*         838           733           432        1,216*         838

                                              CLASS B
                                     -------------------------
                                        YEAR         PERIOD
                                        ENDED         ENDED
                                     OCTOBER 31,   OCTOBER 31,
                                        2000         1999(1)
-----------------------------------  -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  9.40         10.00
 Income from investment operations:
 Net investment income                   0.53          0.40
 Net realized and unrealized gain
 (loss) on investments                   0.13         -0.61
 Total from investment operations        0.66         -0.21
 Less distributions from:
 Net investment income                   0.54          0.39
 Net realized gains on investments         --            --
 Total distributions                     0.54          0.39
 Net asset value, end of period          9.52          9.40
 TOTAL RETURN(2):                        7.30         -2.13
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      1,523         1,958
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.74          1.70
 Gross expenses prior to expense
 reimbursement(3)                        2.33          2.39
 Net investment income after
 expense reimbursement(3)(5)             5.71          4.83
 Portfolio turnover rate                  733           432

                                                                                          CLASS C
                                                                    ---------------------------------------------------
                                                                      YEAR      FIVE MONTHS      YEAR         PERIOD
                                                                      ENDED        ENDED         ENDED         ENDED
                                                                    MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                      2002        2001(4)        2000         1999(1)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      10.19         9.52          9.40         10.00
 Income from investment operations:
 Net investment income                                         $       0.44         0.26          0.54          0.42
 Net realized and unrealized gain (loss) on investments        $       0.39         0.67          0.12         -0.63
 Total from investment operations                              $       0.83         0.93          0.66         -0.21
 Less distributions from:
 Net investment income                                         $       0.45         0.26          0.54          0.39
Net realized gains on investments                              $       0.67           --            --            --
 Total distributions                                           $       1.12         0.26          0.54          0.39
 Net asset value, end of period                                $       9.90        10.19          9.52          9.40
 TOTAL RETURN(2):                                              %       8.24         9.86          7.32         -2.10
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      6,382        4,470         5,248         1,082
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %       1.90         1.85          1.73          1.71
 Gross expenses prior to expense reimbursement(3)              %       2.01         2.18          2.32          2.44
 Net investment income after expense reimbursement(3)(5)       %       4.20         6.37          5.74          4.94
 Portfolio turnover rate                                       %      1,216*         838           733           432

--------------------------------------------------------------------------------

(1) Fund commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

 * Portfolio turnover rate was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       41

ING NATIONAL TAX-EXEMPT BOND FUND                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                         CLASS A                               CLASS B                  CLASS C
                                           -----------------------------------   -----------------------------------   ---------
                                                         FIVE                                  FIVE
                                             YEAR       MONTHS       PERIOD        YEAR       MONTHS       PERIOD        YEAR
                                             ENDED       ENDED        ENDED        ENDED       ENDED        ENDED        ENDED
                                           MARCH 31,   MARCH 31,   OCTOBER 31,   MARCH 31,   MARCH 31,   OCTOBER 31,   MARCH 31,
                                             2002       2001(4)      2000(1)       2002       2001(4)      2000(1)       2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $      10.50        10.11       10.00        10.48       10.09        10.00        10.49
 Income from investment operations:
 Net investment income                $       0.41         0.19        0.48         0.34        0.17         0.38         0.34
 Net realized and unrealized gain
 (loss) on investments                $      -0.18         0.39        0.11        -0.17        0.39         0.11        -0.16
 Total from investment operations     $       0.23         0.58        0.59         0.17        0.56         0.49         0.18
 Less distributions from:
 Net investment income                $       0.41         0.19        0.48         0.34        0.17         0.40         0.34
 Total distributions                  $       0.41         0.19        0.48         0.34        0.17         0.40         0.34
 Net asset value, end of period       $      10.32        10.50       10.11        10.31       10.48        10.09        10.33
 TOTAL RETURN(2):                     %       2.25         5.79        6.09         1.59        5.54         5.02         1.69
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     22,868       22,074      21,592        1,265         588          311          271
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %       1.10         1.06        0.95         1.84        1.83         1.67         1.83
 Gross expenses prior to expense
 reimbursement(3)                     %       1.52         1.50        2.12         2.16        2.17         2.32         2.18
 Net investment income after
 expense reimbursement(3)(5)          %       3.97         4.45        4.92         3.22        3.69         3.93         3.21
 Portfolio turnover rate              %         27            7          50           27           7           50           27

                                             CLASS C
                                     -----------------------
                                       FIVE
                                      MONTHS       PERIOD
                                       ENDED        ENDED
                                     MARCH 31,   OCTOBER 31,
                                      2001(4)      2000(1)
-----------------------------------  -----------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                10.11        10.00
 Income from investment operations:
 Net investment income                  0.16         0.39
 Net realized and unrealized gain
 (loss) on investments                  0.38         0.12
 Total from investment operations       0.54         0.51
 Less distributions from:
 Net investment income                  0.16         0.40
 Total distributions                    0.16         0.40
 Net asset value, end of period        10.49        10.11
 TOTAL RETURN(2):                       5.34         5.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       440          439
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                    1.81         1.68
 Gross expenses prior to expense
 reimbursement(3)                       2.16         2.33
 Net investment income after
 expense reimbursement(3)(5)            3.70         4.00
 Portfolio turnover rate                   7           50

--------------------------------------------------------------------------------

(1) Fund commenced operations on November 8, 1999.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

 42      ING National Tax-Exempt Bond Fund

FINANCIAL HIGHLIGHTS                                   ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the nine months ended March 31, 2001 the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                   CLASS A                                   CLASS B
                                           --------------------------------------------------------   ---------------------
                                                         NINE                  THREE                                NINE
                                             YEAR       MONTHS       YEAR      MONTHS     JULY 27,      YEAR       MONTHS
                                             ENDED       ENDED      ENDED      ENDED     1998(1) TO     ENDED       ENDED
                                           MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,    MARCH 31,   MARCH 31,
                                             2002       2001(6)      2000     1999(2)       1999        2002       2001(6)
---------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $      11.79       12.07      12.59      12.89       13.08        11.53       11.80
 Income from investment operations:
 Net investment income                $       0.75        0.23       0.92       0.26        0.53         0.60        0.36
 Net realized and unrealized gain
 (loss) on investments                $      -0.72        0.08      -0.52      -0.42       -0.08        -0.62       -0.08
 Total from investment operations     $       0.03        0.31       0.40      -0.16        0.45        -0.02        0.28
 Less distributions from:
 Net investment income                $       0.87        0.59       0.92       0.14        0.53         0.83        0.55
 Net realized gain on investments     $         --          --         --         --        0.11           --          --
 Total distributions                  $       0.87        0.59       0.92       0.14        0.64         0.83        0.55
 Net asset value, end of period       $      10.95       11.79      12.07      12.59       12.89        10.68       11.53
 TOTAL RETURN(3):                     %       0.26        2.69       3.42      -1.23        5.60        -0.18        2.52
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     34,387      39,105      2,726      2,736       5,751       11,848       8,894
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                  %       0.97        1.03       0.96       0.90        0.96         1.38        1.53
 Gross expenses prior to expense
 reimbursement(4)                     %       1.34        1.73       2.64       1.56        1.98         1.75        2.55
 Net investment income after
 expense reimbursement(4)(5)          %       6.55        6.30       7.69       5.88        5.81         5.98        6.71
 Portfolio turnover rate              %        211         132        168         69         274          211         132

                                                 CLASS B
                                     --------------------------------
                                                 THREE
                                       YEAR      MONTHS     JULY 27,
                                      ENDED      ENDED     1998(1) TO
                                     JUNE 30,   JUNE 30,   MARCH 31,
                                       2000     1999(2)       1999
-----------------------------------  --------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               12.33      12.61       12.78
 Income from investment operations:
 Net investment income                 0.88       0.18        0.45
 Net realized and unrealized gain
 (loss) on investments                -0.53      -0.33       -0.05
 Total from investment operations      0.35      -0.15        0.40
 Less distributions from:
 Net investment income                 0.88       0.13        0.46
 Net realized gain on investments        --         --        0.11
 Total distributions                   0.88       0.13        0.57
 Net asset value, end of period       11.80      12.33       12.61
 TOTAL RETURN(3):                      3.00      -1.20        5.17
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    4,460      5,658       6,637
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(4)(5)                   1.36       1.29        1.37
 Gross expenses prior to expense
 reimbursement(4)                      3.04       1.95        2.42
 Net investment income after
 expense reimbursement(4)(5)           7.29       5.49        5.35
 Portfolio turnover rate                168         69         274

                                                                                            CLASS C
                                                                    --------------------------------------------------------
                                                                                  NINE                  THREE
                                                                      YEAR       MONTHS       YEAR      MONTHS     JULY 27,
                                                                      ENDED       ENDED      ENDED      ENDED     1998(1) TO
                                                                    MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                                      2002       2001(6)      2000     1999(2)       1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      12.05       12.30      12.81      13.10       13.27
 Income from investment operations:
 Net investment income                                         $       0.66        0.43       0.87       0.19        0.48
 Net realized and unrealized loss on investments               $      -0.68       -0.13      -0.51      -0.35       -0.06
 Total from investment operations                              $      -0.02        0.30       0.36      -0.16        0.42
 Less distributions from:
 Net investment income                                         $       0.83        0.55       0.87       0.13        0.48
 Net realized gain on investments                              $         --          --         --         --        0.11
 Total distributions                                           $       0.83        0.55       0.87       0.13        0.59
 Net asset value, end of period                                $      11.20       12.05      12.30      12.81       13.10
 TOTAL RETURN(3):                                              %      -0.17        2.55       3.02      -1.21        5.19
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $      4,964       5,196      3,966      7,965       8,128
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %       1.38        1.51       1.36       1.29        1.36
 Gross expenses prior to expense reimbursement(4)              %       1.75        2.55       3.04       1.95        2.41
 Net investment income after expense reimbursement(4)(5)       %       6.04        6.71       7.29       5.49        5.36
 Portfolio turnover rate                                       %        211         132        168         69         274

--------------------------------------------------------------------------------

(1) Commencement of offering of shares.

(2) Effective May 24, 1999, ING Investment, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

(6) The Fund changed its fiscal year end to March 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Strategic Income Fund       43

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                 CLASS A                                 CLASS B
                                           ---------------------------------------------------   -----------------------
                                             YEAR      FIVE MONTHS      YEAR         PERIOD        YEAR      FIVE MONTHS
                                             ENDED        ENDED         ENDED         ENDED        ENDED        ENDED
                                           MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,   MARCH 31,    MARCH 31,
                                             2002        2001(4)        2000         1999(1)       2002        2001(4)
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $        1.00         1.00          1.00          1.00        1.00         1.00
 Income from investment operations:
 Net investment income                $        0.03         0.02          0.06          0.04        0.02         0.02
 Total from investment operations     $        0.03         0.02          0.06          0.04        0.02         0.02
 Less distributions from:
 Net investment income                $        0.03         0.02          0.06          0.04        0.02         0.02
 Total distributions                  $        0.03         0.02          0.06          0.04        0.02         0.02
 Net asset value, end of period       $        1.00         1.00          1.00          1.00        1.00         1.00
 TOTAL RETURN(2):                     %        2.83         2.36          5.70          3.98        2.21         2.11
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     549,999      515,651       440,651       228,124       1,987        2,714
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                  %        0.77         0.77          0.74          0.73        1.37         1.41
 Gross expenses prior to expense
 reimbursement(3)                     %        1.27         1.30          1.42          1.67        1.53         1.55
 Net investment income after
 expense reimbursement(3)(5)          %        2.75         5.61          5.59          4.59        2.27         5.10

                                              CLASS B
                                     -------------------------
                                        YEAR         PERIOD
                                        ENDED         ENDED
                                     OCTOBER 31,   OCTOBER 31,
                                        2000         1999(1)
-----------------------------------  -------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                  1.00          1.00
 Income from investment operations:
 Net investment income                   0.05          0.03
 Total from investment operations        0.05          0.03
 Less distributions from:
 Net investment income                   0.05          0.03
 Total distributions                     0.05          0.03
 Net asset value, end of period          1.00          1.00
 TOTAL RETURN(2):                        5.03          3.31
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)      2,706         1,173
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(5)                     1.38          1.41
 Gross expenses prior to expense
 reimbursement(3)                        1.67          1.79
 Net investment income after
 expense reimbursement(3)(5)             4.93          3.85

                                                                                          CLASS C
                                                                    ---------------------------------------------------
                                                                      YEAR      FIVE MONTHS      YEAR         PERIOD
                                                                      ENDED        ENDED         ENDED         ENDED
                                                                    MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                      2002        2001(4)        2000         1999(1)
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       1.00          1.00          1.00          1.00
 Income from investment operations:
 Net investment income                                         $       0.02          0.02          0.05          0.03
 Total from investment operations                              $       0.02          0.02          0.05          0.03
 Less distributions from:
 Net investment income                                         $       0.02          0.02          0.05          0.03
 Total distributions                                           $       0.02          0.02          0.05          0.03
 Net asset value, end of period                                $       1.00          1.00          1.00          1.00
 TOTAL RETURN(2):                                              %       2.20          2.08          5.03          3.30
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        590         2,583         2,035           444
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %       1.38          1.40          1.39          1.41
 Gross expenses prior to expense reimbursement(3)              %       1.53          1.55          1.67          1.78
 Net investment income after expense reimbursement(3)(5)       %       2.44          5.00          5.03          3.89

--------------------------------------------------------------------------------

(1) Fund commenced operations on December 15, 1998.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

 44      ING Classic Money Market Fund

FINANCIAL HIGHLIGHTS                                       ING MONEY MARKET FUND
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the nine months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                       CLASS A                            CLASS B
                                           --------------------------------   --------------------------------
                                                         NINE                               NINE
                                             YEAR       MONTHS      PERIOD      YEAR       MONTHS      PERIOD
                                             ENDED       ENDED      ENDED       ENDED       ENDED      ENDED
                                           MARCH 31,   MARCH 31,   JUNE 30,   MARCH 31,   MARCH 31,   JUNE 30,
                                            2002(7)     2001(6)    2000(1)     2002(7)     2001(6)    2000(2)
--------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                               $       1.00        1.00        1.00       1.00        1.00        1.00
 Income from investment operations:
 Net investment income                $       0.02*       0.04*       0.02*      0.01*       0.03*       0.03*
 Total from investment operations     $       0.02        0.04        0.02       0.01        0.03        0.03
 Less distributions from:
 Net investment income                $       0.02        0.04        0.02       0.01        0.03        0.03
 Total distributions                  $       0.02        0.04        0.02       0.01        0.03        0.03
 Net asset value, end of period       $       1.00        1.00        1.00       1.00        1.00        1.00
 TOTAL RETURN(3):                     %       2.10        3.86        3.58       1.38        3.34        3.60
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    $     28,668      73,290      75,430     30,241      32,117      12,035
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)       %       0.93**      0.91**      0.85**     1.70**      1.64**      1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)          %       0.99        0.74        2.28       1.75        1.50        3.03
 Net investment income after
 expense
 reimbursement/recoupment(4)(5)       %       2.26        5.23        5.18       1.26        4.31        3.96

                                                 CLASS C
                                     --------------------------------
                                                   NINE
                                       YEAR       MONTHS      PERIOD
                                       ENDED       ENDED      ENDED
                                     MARCH 31,   MARCH 31,   JUNE 30,
                                      2002(7)     2001(6)    2000(2)
-----------------------------------  --------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
 period                                 1.00        1.00       1.00
 Income from investment operations:
 Net investment income                  0.01*       0.03*      0.02*
 Total from investment operations       0.01        0.03       0.02
 Less distributions from:
 Net investment income                  0.01        0.03       0.02
 Total distributions                    0.01        0.03       0.02
 Net asset value, end of period         1.00        1.00       1.00
 TOTAL RETURN(3):                       1.33        3.34       3.58
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)    10,403      27,404      5,431
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)         1.68**      1.59**     1.60**
 Gross expenses prior to expense
 reimbursement/recoupment(4)            1.71        1.49       3.03
 Net investment income after
 expense
 reimbursement/recoupment(4)(5)         1.60        4.36       3.96

--------------------------------------------------------------------------------

(1) Commenced operations on November 24, 1999.

(2) Commenced operations on July 12, 1999.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

(6) The Fund changed its fiscal year end to March 31.

(7) Effective May 21, 2001, ING Investments, LLC took over direct management of the Fund.

* Recognition of net investment income by the Fund was affected by the timing of the declaration of dividends by the underlying investment company in which the Fund invested.

** Does not include expenses of the investment company in which the Fund invested.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING Money Market Fund       45

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
ING Biotechnology Fund
ING Growth Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Research Enhanced Index Fund
ING SmallCap Opportunities Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Income Fund
ING Growth and Income Fund

ING Real Estate Fund


FIXED INCOME FUNDS
ING Bond Fund
ING Government Fund
ING Aeltus Money Market Fund

GENERATION FUNDS
ING Ascent Fund
ING Crossroads Fund
ING Legacy Fund

INTERNATIONAL EQUITY FUNDS
ING Asia-Pacific Equity Fund
ING Emerging Countries Fund
ING European Equity Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING Precious Metals Fund
ING Russia Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Global Technology Fund
ING Worldwide Growth Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund
ING Prime Rate Trust

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov


When contacting the SEC, you will want to refer to the Funds' SEC file number: 811-8895



          [ING FUNDS LOGO]          INCABCPROS093002-093002

[PROSPECTUS OVERLAY]
       PROSPECTUS

    [GEORGE WASHINGTON PHOTO]

       September 30, 2002


       Class Q
                                                  FIXED INCOME FUNDS
                                                  ING GNMA Income Fund
                                                  ING High Yield Opportunity
                                                  Fund
                                                  ING Strategic Income Fund

       This Prospectus contains
       important information about
       investing in the ING Funds.
       You should read it carefully
       before you invest, and keep it
       for future reference. Please
       note that your investment: is
       not a bank deposit, is not
       insured or guaranteed by the
       Federal Deposit Insurance
       Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market
       fluctuations. There is no
       guarantee that the Funds will
       achieve their objectives. As
       with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                          [ING FUNDS LOGO]
                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE ING FUNDS                            1
    FUNDS AT A GLANCE                                        2

    FIXED INCOME FUNDS
    ING GNMA Income Fund                                     4
    ING High Yield Opportunity Fund                          6
    ING Strategic Income Fund                                8

    WHAT YOU PAY TO INVEST                            10
    SHAREHOLDER GUIDE                                 12
    MANAGEMENT OF THE FUNDS                           16
    DIVIDENDS, DISTRIBUTIONS AND TAXES                17
    MORE INFORMATION ABOUT RISKS                      18
    FINANCIAL HIGHLIGHTS                              21
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                   INTRODUCTION TO THE ING FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the ING Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  ING offers both aggressive and conservative Fixed Income Funds.

  They may suit you if you:

  - want a regular stream of income; and
  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           Introduction to the ING Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                                    FUND                         INVESTMENT OBJECTIVE
                  ---------------------------------------------------------------------------------------
FIXED INCOME      GNMA Income Fund                               High current income, consistent with
FUNDS             Adviser: ING Investments, LLC                  liquidity and safety of principal

                  High Yield Opportunity Fund                    High current income and capital growth
                  Adviser: ING Investments, LLC

                  Strategic Income Fund                          Maximum total return
                  Adviser: ING Investments, LLC

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government.                      mortgage-related investments. Generally has less credit risk than other income funds.


High yield (high risk) debt securities, including         Credit, liquidity, interest rate and other risks that
those in the lowest ratings, as well as equities          accompany an investment in lower-quality debt securities.
and foreign securities.                                   Particularly sensitive to credit risk during economic
                                                          downturns. May also present price volatility from equity
                                                          exposure, and foreign securities. May be sensitive to
                                                          currency exchange rates, international political and
                                                          economic conditions, and other risks.


Investment grade and high yield (high risk) debt          Credit, interest rate, prepayment and other risks that
securities.                                               accompany an investment in debt securities, including high yield debt securities. May be sensitive to credit risk
                                                          during economic downturns.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.
                                                       Funds at a Glance       3

                                                                         ADVISER
ING GNMA INCOME FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE



[TARGET GRAPHIC]
The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S. Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio managers expect to invest in long-term debt instruments.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities, and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other fixed income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the statement of additional information for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

 4      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992   1993   1994   1995   1996   1997   1998   1999   2000   2001

5.19   8.06   -2.07  15.91  5.71   10.20  7.52   0.58   10.36  8.65

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class Q shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class Q shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class Q and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 26, 2000, the Fund's outstanding shares were classified as Class A shares.

     Best and worst quarterly performance during this period:
                               1st quarter 1995:  5.50%
                               1st quarter 1994: -2.42%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   3.48           6.37                 6.38
Class A Return After Taxes on Distributions(2)                  %   1.24           3.93                 3.77
Class A Return After Taxes on Distributions and Sale of Fund
 Shares(2)                                                      %   2.08           3.85                 3.77
Lehman Brothers Mortgage-Backed Securities Index (reflects
no deduction for fees, expenses or taxes)(3)                    %   8.22           7.49                 7.10(4)


(1) This table shows performance of the Class A shares of the Fund because Class Q shares of the Fund commenced operations February 26, 2001 and did not have a full year's performance as of December 31, 2001. See footnote (2) to the bar chart above.

(2) Reflects deduction of sales charge of 4.75%.

(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgages.

(4) Index return is for the 10 year period ended December 31, 2001.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING GNMA Income Fund       5

                                                                         ADVISER
ING HIGH YIELD OPPORTUNITY FUND                             ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE



[TARGET GRAPHIC]
The Fund seeks a high level of current income and capital growth.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund invests at least 80% of its total assets in high yield, lower rated debt securities, which are commonly referred to as junk bonds, and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days prior notice of any change in this investment policy.


There is no limit on either the portfolio maturity or the acceptable rating of securities bought by the Fund. Securities may bear rates that are fixed, variable or floating. The Fund may invest up to 20% of its total assets in equity securities of U.S. and foreign companies, including securities of companies in emerging markets. In selecting equity securities, the portfolio managers use a bottom-up analysis that focuses on individual companies and assesses the company's valuation, financial condition, management, competitiveness, and other factors.

The Fund is not restricted to investments in companies of any particular size, but currently intends to invest principally in companies with market capitalization above $100 million at the time of purchase. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques or to help seek the Fund's investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to risks associated with investing in lower-rated debt securities. You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund may be subject to more credit risk than other income mutual funds because it invests in high yield (or junk bond) debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments. This is especially true during periods of economic uncertainty or economic downturns.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long term maturities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the owners of the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered may be particularly difficult to sell. Valuing less liquid securities involves greater exercise of judgment and may be more subjective than valuing securities using market quotes.


RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value.



The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt-securities.

 6      ING High Yield Opportunity Fund

                                                 ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992  1993  1994  1995  1996  1997  1998  1999   2000    2001
                                            6.03  -14.96    1.80

(1) These figures are for the year ended December 31 of each year.

(2) Prior to May 24, 1999, the Fund was managed by a different adviser.

(3) Effective March 1, 2002, the Fund changed its name to High Yield Opportunity Fund. Prior to that date, the name of the Fund was "Pilgrim High Yield Fund II."

            Best and worst quarterly performance during this period:
                            1st quarter 2001:  6.27%
                           4th quarter 2000: -13.69%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the First Boston High Yield Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q Return Before Taxes                                     %   1.80            -2.55                  N/A
Class Q Return After Taxes on Distributions                     %  -3.30            -6.75                  N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %   1.13            -3.86                  N/A
First Boston High Yield Index (reflects no deduction for
fees, expenses or taxes)(2)                                     %   5.80             0.30(3)               N/A


(1) Class Q commenced operations on March 27, 1998.

(2) The First Boston High Yield Index is an unmanaged index that measures the performance of fixed income securities similar, but not identical, to those in the Fund's portfolio.

(3) Index return is for the period beginning April 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                         ING High Yield Opportunity Fund       7

                                                                         ADVISER
ING STRATEGIC INCOME FUND                                   ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE



[TARGET GRAPHIC]
The Fund seeks maximum total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 60% of its total assets in debt securities issued by U.S. and foreign corporations, U.S. and foreign governments, and their agencies and instrumentalities that are rated in one of the top four categories by a nationally recognized statistical rating agency, or of comparable quality if unrated. These securities include bonds, notes, mortgage-backed and asset-backed securities with rates that are fixed, variable or floating. The Fund may invest up to 40% of its total assets in high yield debt securities, commonly known as junk bonds. There is no minimum credit rating for high yield debt securities in which the Fund may invest.

The total return sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund may invest in debt securities of any maturity; however, the average portfolio duration of the Fund will generally range from two to eight years. The Fund may invest up to 30% of its total assets in securities payable in foreign currencies. The Fund may invest up to 10% of its assets in other investment companies that invest in secured floating rate loans, including up to 5% of its assets in ING Prime Rate Trust, a closed-end investment company. The Fund may also use options, futures contracts and interest rate and currency swaps as hedging techniques. The Fund does not invest in interest-only or principal-only stripped mortgage-backed securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt and equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. Equity securities generally have higher volatility than debt securities.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

INABILITY TO SELL SECURITIES -- high yield securities may be less liquid than higher quality investments. A security in the lowest rating categories, that is unrated, or whose credit rating has been lowered, may be particularly difficult to sell. Foreign securities and mortgage-related and asset-backed debt securities may be less liquid than other debt securities. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

OTHER INVESTMENT COMPANIES -- because the Fund may invest in other investment companies, you may indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees and custodial fees) in addition to the expenses of the Fund.


RISK OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers, and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, may be issued at deep discounts and may experience greater volatility in market value.



The secondary market for high yield bonds may be less liquid than the markets for higher quality securities and this may have an adverse effect on the market values of certain securities.


 8      ING Strategic Income Fund

                                                       ING STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class Q shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992   1993   1994   1995   1996   1997   1998   1999   2000    2001
  -----  -----  -----  -----  -----  -----  -----  -----  -----  ------
                                                   -0.97   3.21    3.81

(1) These figures are for the year ended December 31 of each year.
(2) Prior to May 24, 1999, a different adviser managed the Fund.

      Best and worst quarterly performance during this period:
                               1st quarter 2001:  3.15%
                               2nd quarter 2001: -2.44%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class Q Return Before Taxes                                     %    3.81            2.84                  N/A
Class Q Return After Taxes on Distributions                     %    0.95           -0.05                  N/A
Class Q Return After Taxes on Distributions and Sale of Fund
Shares                                                          %    2.30            0.84                  N/A
Lehman Brothers Aggregate Bond Index (reflects no deduction
for fees, expenses or taxes)(2)                                 %    8.44            6.82(3)               N/A


(1) Class Q commenced operations on July 27, 1998.

(2) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) Index return is for the period beginning August 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING Strategic Income Fund       9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]

       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the fund. The table below shows the fees and expenses for Class Q shares of the ING Funds.

       FEES YOU PAY DIRECTLY

                                                              CLASS Q
---------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                       none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                    none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

                                                                                          TOTAL          WAIVERS,
                                                                                          FUND        REIMBURSEMENTS
                                                 MANAGEMENT    SERVICE     OTHER        OPERATING          AND             NET
FUND                                                FEE         FEES      EXPENSES      EXPENSES      RECOUPMENT(2)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 GNMA Income(3)                            %        0.51        0.25        0.36(3)       1.12               --           1.12
 High Yield Opportunity(3)                 %        0.60        0.25        0.39(3)(4)    1.24(4)         -0.36           0.88(4)(5)
 Strategic Income(3)                       %        0.45        0.25        0.48(3)       1.18            -0.45           0.73(5)

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for Class Q shares of each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year.


(2) ING Investments, LLC (ING) has entered into written expense limitation agreements with each Fund which it advises, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived or reimbursed during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limit will continue through at least March 31, 2003. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation at least 90 days prior to the end of the term or upon termination of the investment management agreement.


(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(4) Excludes one-time merger fees of 0.05% for Class Q incurred in connection with the merger of other investment companies into the High Yield Opportunity Fund.


(5) During the last fiscal year of the Funds, ING reimbursed the High Yield Opportunity and Strategic Income Funds in an amount that caused the net expenses of Class Q of each Fund to fall below the contractual expense limitation for that Class. Under the relevant expense limitation agreements, the Adviser is required to limit the expenses of Class Q to 1.00% for High Yield Opportunity Fund and 0.85% for Strategic Income Fund. There is no assurance that the Adviser will continue to reimburse these Funds at the same levels at which they were reimbursed during the Funds' last fiscal year.


 10      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS Q

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 GNMA Income                                                    $     114         356         617        1,363
 High Yield Opportunity                                         $      90         358         646        1,468
 Strategic Income                                               $      75         330         606        1,392

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       11

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


Class Q Shares are offered at net asset value without a sales charge to qualified retirement plans, financial and other institutions and wrap accounts. The minimum initial investment is $250,000, and the minimum subsequent investment is $10,000. ING Funds Distributor, Inc. (Distributor) may waive these minimums from time to time. Certain Funds also offer Class A, B, C, I, M and T shares, which have different sales charges and other expenses that may affect their performance. You can obtain more information about these other share classes by calling (800) 992-0180.

The Funds and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S.
bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $250,000.

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

All other purchasers may purchase shares by the methods outlined in the table on the right.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

SHAREHOLDER SERVICE FEES

To pay for the cost of servicing your shareholder account, each Fund has adopted a Rule 12b-1 plan, for Class Q shares, which requires fees to be paid out of the assets of the class. Each Fund pays a service fee at an annual rate of 0.25% of the average daily net assets of the Class Q shares of the Fund.

RETIREMENT PLANS

You may invest in each Fund through various retirement plans, including IRAs, Simplified Employee Plan (SEP) IRAs, Roth IRAs, 403(b) plans, 457 plans, and all qualified retirement plans. For further information about any of the plans, agreements, applications and annual fees, contact the Distributor, your financial consultant or plan sponsor. To determine which retirement plan is appropriate for you, consult your tax adviser. For further information, contact a Shareholder Services Representative at (800) 992-0180.


                                                                                                 Initial
                                                                           Method              Investment
                                                                       BY CONTACTING      A financial consultant
                                                                       YOUR FINANCIAL     with an authorized
                                                                       CONSULTANT         firm can help you
                                                                                          establish and maintain
                                                                                          your account.



                                                                       BY MAIL            Visit or speak with a
                                                                                          financial consultant.
                                                                                          Make your check
                                                                                          payable to the ING
                                                                                          Funds and mail it,
                                                                                          along with a completed
                                                                                          Application. Please
                                                                                          indicate your
                                                                                          investment
                                                                                          professional on the
                                                                                          New Account
                                                                                          Application.

                                                                       BY WIRE            Call the ING
                                                                                          Operations Department
                                                                                          at (800) 336-3436 to
                                                                                          obtain an account
                                                                                          number and indicate
                                                                                          your investment
                                                                                          professional on the
                                                                                          account.
                                                                                          Instruct your bank to
                                                                                          wire funds to the Fund
                                                                                          in the care of:
                                                                                          State Street
                                                                                          Bank and Trust
                                                                                          Kansas City
                                                                                          ABA #101003621
                                                                                          Kansas City, MO
                                                                                          credit to:
                                                                                          ------------
                                                                                          (the Fund)
                                                                                          A/C #751-8315; for
                                                                                          further credit
                                                                                          to: Shareholder A/C #
                                                                                          -----------------
                                                                                          (A/C # you received
                                                                                          over the telephone)
                                                                                          Shareholder Name:
                                                                                         ----------------------
                                                                                          (Your Name Here)
                                                                                          After wiring funds you
                                                                                          must complete the
                                                                                          Account Application
                                                                                          and send it to:
                                                                                          ING Funds
                                                                                          P.O. Box 219368
                                                                                          Kansas City, MO
                                                                                          64121-6368

                                                                                                Additional
                                                                           Method               Investment
                                                                       BY CONTACTING      Visit or consult a
                                                                       YOUR FINANCIAL     financial consultant.
                                                                       CONSULTANT



                                                                       BY MAIL            Fill out the Account
                                                                                          Additions form included
                                                                                          on the bottom of your
                                                                                          account statement along
                                                                                          with your check payable
                                                                                          to the Fund and mail
                                                                                          them to the address on
                                                                                          the account statement.
                                                                                          Remember to write your
                                                                                          account number on the
                                                                                          check.
                                                                       BY WIRE            Wire the funds in the
                                                                                          same manner described
                                                                                          under initial
                                                                                          investment.

 12      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

If you are a participant in a qualified retirement plan, you should make redemptions through your plan administrator or sponsor, who is responsible for transmitting orders.

All other shareholders may redeem shares by the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.
- Your account must have a current value of at least $250,000.
- Minimum withdrawal amount is $1,000.
- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    FINANCIAL CONSULTANT     your financial consultant who may
                                                                                             charge for their services in
                                                                                             connection with your redemption
                                                                                             request, but neither the Fund nor the
                                                                                             Distributor imposes any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       13

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for Class Q shares of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Fund is calculated by taking the value of the Fund's assets attributable to Class Q shares, subtracting the Fund's liabilities attributable to Class Q shares, and dividing by the number of Class Q shares that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.


In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees, although the actual calculations will be made by persons acting under the supervision of the Board. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.


PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The ING Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange Class Q shares for Class Q shares of any other ING Fund that offers Class Q shares.

The total value of shares being exchanged must at least equal the minimum investment requirement for Class Q shares of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's share will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors

 14      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

SYSTEMATIC EXCHANGE PRIVILEGE

You may elect to have a specified dollar amount of Class Q shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in Class Q shares of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than the Fund minimum, you may be asked to purchase more shares within 60 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your ING shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for the management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.


As of August 31, 2002, ING managed over $    billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                                MANAGEMENT FEE
 GNMA Income                                             0.51%
 High Yield Opportunity                                  0.60
 Strategic Income                                        0.45


ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GNMA INCOME FUND

The following individuals share responsibility for the day-to-day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington Management Corp. (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst.

Roseann G. McCarthy, Assistant Vice President of ING has served as co-manager of GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

HIGH YIELD OPPORTUNITY FUND

The following individuals share responsibility for the day-to-day management of the High Yield Opportunity Fund:

Edwin Schriver, Senior Vice President of ING, has served as Senior Portfolio Manager of the portfolio management team that manages High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim, Mr. Schriver was a Senior High Yield Analyst for Dreyfus Corporation from April 1998 to September 2000. From August 1993 to January 1997, Mr. Schriver was the President of Crescent City Research, an investment research and software firm. Prior to 1993, Mr. Schriver was President of an SEC registered investment adviser and held various senior portfolio management positions.

Andy Mitchell, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in July 2000, Mr. Mitchell was a Senior Credit Analyst with Katonah Capital from March 2000 to September 2000. From March 1998 to March 2000, Mr. Mitchell was a Vice President and Senior High Yield Analyst at Merrill Lynch Asset Management. From March 1994 to March 1998, Mr. Mitchell was Assistant Vice President and Senior High Yield Analyst at Schroder Capital Management.

Russ Stiver, Vice President of ING, has served as Co-Portfolio Manager of the portfolio management team that manages High Yield Opportunity Fund since October 2000. Prior to joining ING Pilgrim in May 2000, Mr. Stiver was a High Yield Portfolio Manager, from November 1996 to April 2000, and Acting Vice President at Manulife Financial, from April 1999 to April 2000. From March 1994 to October 1996, Mr. Stiver analyzed investment grade, high yield and emerging market sovereign debt securities for Toronto-Dominion Bank.

STRATEGIC INCOME FUND

The following individuals share responsibility for the day-to-day management of the Strategic Income Fund:

Robert K. Kinsey, Vice President of ING, has served as Portfolio Manager of Strategic Income Fund since May 1999. Mr. Kinsey manages the investment grade portion of the Fund. Prior to joining ING Pilgrim, Mr. Kinsey was a Vice President and Fixed Income Portfolio Manager for Federated Investors from January 1995 to March 1999. From July 1992 to January 1995, Mr. Kinsey was a Principal and Portfolio Manager for Harris Investment Management.

Edwin Schriver, whose background is described above, has served as Senior Portfolio Manager of the portfolio management team that manages the high yield portion of the Strategic Income Fund's assets since October 2000.


 16      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS


The Funds generally distribute most or all of their net earnings in the form of dividends. Dividends are normally expected to consist primarily of ordinary income. Each Fund pays dividends, if any, monthly. Each Fund distributes capital gains, if any, annually.


DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class Q shares of a Fund invested in another ING Fund which offers Class Q shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the Statement of Additional Information (SAI) for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       17

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure of securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (ALL FUNDS EXCEPT GNMA INCOME FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES (ALL FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large, established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

HIGH YIELD SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero-coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's


 18      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those that are not backed by the full faith and credit of the U.S. Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT GNMA INCOME FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund may invest up to 10% of its assets in other investment companies. When a Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

MORTGAGE-RELATED SECURITIES (ALL FUNDS). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Some of the Funds do not invest in these types of derivatives, and some do, so please check the description of the Fund's policies. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

PORTFOLIO TURNOVER (ALL FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

OTHER RISKS

RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       19

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve capital appreciation.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES. In order to generate additional income, GNMA Income Fund may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same security at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.


 20      More Information About Risks

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       21

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                       YEAR      FEBRUARY 26,
                                                                      ENDED       2001(1) TO
                                                                    MARCH 31,     MARCH 31,
                                                                       2002          2001
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $       8.63          8.51
 Income from investment operations:
 Net investment income                                         $       0.39          0.04
 Net realized and unrealized gain (loss) on investments        $      -0.01          0.08
 Total from investment operations                              $       0.38          0.12
 Less distributions from:
 Net investment income                                         $       0.47            --
 Total distributions                                           $       0.47            --
 Net asset value, end of period                                $       8.54          8.63
 TOTAL RETURN(2):                                              %       4.50          1.41
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        204           476
 Ratios to average net assets:
 Expenses(3)                                                   %       1.12          1.14
 Net investment income(3)                                      %       5.35          5.42
 Portfolio turnover rate                                       %         76            33

--------------------------------------------------------------------------------

(1) Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 22      ING GNMA Income Fund

FINANCIAL HIGHLIGHTS                             ING HIGH YIELD OPPORTUNITY FUND
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the nine months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                           NINE                  THREE
                                                               YEAR       MONTHS       YEAR      MONTHS      YEAR      MARCH 27,
                                                               ENDED       ENDED      ENDED      ENDED       ENDED     1998(1) TO
                                                             MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,   MARCH 31,
                                                               2002       2001(6)      2000     1999(2)      1999         1998
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                   $       8.71       10.82      11.59      11.68       12.72       12.70
 Income from investment operations:
 Net investment income                                  $       0.78        0.83       1.20       0.30        1.16        0.01
 Net realized and unrealized gain (loss) on
 investments                                            $      -0.94       -2.07      -0.76      -0.11       -1.01        0.01
 Total from investment operations                       $      -0.16       -1.24       0.44       0.19        0.15        0.02
 Less distributions from:
 Net investment income                                  $       1.01        0.87       1.21       0.28        1.19          --
 Total distributions                                    $       1.01        0.87       1.21       0.28        1.19          --
 Net asset value, end of period                         $       7.54        8.71      10.82      11.59       11.68       12.72
 TOTAL RETURN(3):                                       %      -1.56      -11.80       4.04       1.63        1.40        0.16
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                      $      1,660       3,041      6,882      3,229       6,502         567
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)         %       0.93        1.00       1.08       0.90        0.87        0.97
 Gross expenses prior to expense reimbursement(4)       %       1.20        1.22       1.27       1.17        1.28        0.97
 Net investment income after expense
 reimbursement(4)(5)                                    %      11.33       11.28      10.73       9.88       10.01        7.53
 Portfolio turnover rate                                %        102         113        113         44         242         484

--------------------------------------------------------------------------------

(1) Fund commenced operations on March 27, 1998.

(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investment, LLC within three years.

(6) The Fund changed its fiscal year end to March 31.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING High Yield Opportunity Fund       23

ING STRATEGIC INCOME FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the nine months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent auditors.

                                                                                  NINE                  THREE
                                                                      YEAR       MONTHS       YEAR      MONTHS     JULY 27
                                                                      ENDED       ENDED      ENDED      ENDED     1998(1) TO
                                                                    MARCH 31,   MARCH 31,   JUNE 30,   JUNE 30,   MARCH 31,
                                                                      2002       2001(6)      2000     1999(2)       1999
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      11.18       11.45      11.99      12.26       12.43
 Income from investment operations:
 Net investment income                                         $       1.18        0.50       0.94       0.25        0.48
 Net realized and unrealized loss on investments               $      -1.12       -0.17      -0.54      -0.38       -0.04
 Total from investment operations                              $       0.06        0.33       0.40      -0.13        0.44
 Less distributions from:
 Net investment income                                         $       0.88        0.60       0.94       0.14        0.50
 Net realized gains on investments                             $         --          --         --         --        0.11
 Total distributions                                           $       0.88        0.60       0.94       0.14        0.61
 Net asset value, end of period                                $      10.36       11.18      11.45      11.99       12.26
 TOTAL RETURN(3):                                              %       0.49        3.00       3.55       1.16        5.78
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        101         236        228        171         314
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)                %       0.73        1.00       0.86       0.71        0.69
 Gross expenses prior to expense reimbursement(4)              %       1.10        2.06       2.54       1.37        1.74
 Net investment income after expense reimbursement(4)(5)       %       7.12        7.17       7.79       6.07        6.03
 Portfolio turnover rate                                       %        211         132        168         69         274

--------------------------------------------------------------------------------

(1) Fund commenced operations on July 27, 1998.

(2) Effective May 24, 1999, ING Investments, LLC, became the Investment Manager of the Fund and the Fund changed its fiscal year end to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursements to ING Investments, LLC within three years.

(6) The Fund changed its fiscal year end to March 31.

 24      ING Strategic Income Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers Class Q shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY GROWTH FUNDS
ING Biotechnology Fund
ING Growth + Value Fund
ING Growth Opportunities Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING SmallCap Opportunities Fund
ING Research Enhanced Index Fund

DOMESTIC EQUITY VALUE FUNDS
ING Large Company Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING SmallCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Equity and Income Fund
ING Convertible Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING International Fund
ING International SmallCap Growth Fund
ING International Value Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Worldwide Growth Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov


When contacting the SEC, you will want to refer to the Funds' SEC file number: 811-8895.



           [ING FUNDS LOGO]           INCQPROS093002-093002

[PROSPECTUS OVERLAY]
       PROSPECTUS

    (PHOTO)

       September 30, 2002


       Class A
       ING LEXINGTON MONEY
       MARKET TRUST

       This Prospectus contains
       important information about
       investing in the ING Lexington
       Money Market Trust. You should
       read it carefully before you
       invest, and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Fund
       will achieve its objectives.
       As with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                        (ING FUNDS LOGO)

                                            (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET] OBJECTIVE



[COMPASS]INVESTMENT STRATEGY



[SCALE]  RISKS




This Prospectus describes the Fund's objective, investment strategy and risks.


[MONEY]  HOW THE
         FUND HAS
         PERFORMED



You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years.


[PENNY]  WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in the Fund.

    INTRODUCTION TO THE FUND                            1
    ING LEXINGTON MONEY MARKET TRUST                    2




    WHAT YOU PAY TO INVEST                             4
    SHAREHOLDER GUIDE                                  5
    MANAGEMENT OF THE FUND                             9
    DIVIDENDS, DISTRIBUTIONS AND TAXES                10
    MORE INFORMATION ABOUT RISKS                      11
    FINANCIAL HIGHLIGHTS                              13
    WHERE TO GO FOR MORE INFORMATION          Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                        INTRODUCTION TO THE FUND
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with the Fund. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                                   [TELEPHONE]
 If you have any questions about the Fund, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

DESCRIPTION OF THE FUND

  ING Lexington Money Market Trust (ING Lexington Money Market or the Fund) is an open-end, management investment company that seeks to provide as high a level of current income as is consistent with preservation of capital and liquidity through investments in short-term, high quality debt securities. As a money market fund, the Fund is subject to maturity, quality and diversification requirements designed to help it maintain a stable share price.

  An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.
                                                Introduction to the Fund       1

                                                                         ADVISER
ING LEXINGTON MONEY MARKET                                  ING Investments, LLC
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET]

The Fund's investment objective is to seek as high a level of current income from short-term investments as is consistent with the preservation of capital and liquidity. The Fund seeks to maintain a stable net asset value of $1.00 per share.


INVESTMENT STRATEGY


[COMPASS]

The Fund will invest in short-term money market instruments that have been rated in one of the two highest rating categories by both Standard & Poor's Rating Group and Moody's Investors Service, Inc., both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

Specifically, the Fund will invest in instruments issued by the U.S. Government, its agencies and instrumentalities; high quality deposit-type obligations, such as negotiable certificates of deposit and time deposits, banker's acceptances and letters of credit of domestic, foreign banks and foreign branches of foreign banks; savings and loans associations and savings banks; other short-term instruments of similar quality; instruments fully collateralized by such obligations; and repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligations of the sellers to repurchase, and of the Fund to resell, at a fixed price.


The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.


--------------------------------------------------------------------------------

RISKS


[SCALE]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the FDIC or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- investments in instruments of foreign banks involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 2      ING Lexington Money Market

                                                      ING LEXINGTON MONEY MARKET
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992   1993   1994   1995   1996   1997   1998   1999   2000   2001
  ----   ----   ----   ----   ----   ----   ----   ----   ----   ----
  3.01   2.30   3.35   5.06   4.50   4.68   4.64   4.34   5.57   3.14

(1) These figures are for the year ended December 31 of each year.
            Best and worst quarterly performance during this period:
                     4th quarter 2000: 1.47%
                     4th quarter 2001: 0.33%
(2) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual returns as of December 31, 2001.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class A Return                                                  %   3.14           4.46                 4.05


The Fund's seven-day and seven-day effective yields as of December 31, 2001 were 0.95%. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.


For the Fund's current seven-day yield and seven-day effective yield, call the Fund at (800) 992-1080.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                              ING Lexington Money Market       3

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares; and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for the Fund.


FEES YOU PAY DIRECTLY

                                                                CLASS A
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)
 Lexington Money Market                                          None
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)
 Lexington Money Market                                          None

OPERATING EXPENSES PAID EACH YEAR BY THE FUND(1)
(as a % of average net assets)

                                     DISTRIBUTION                         TOTAL
                                     AND SERVICE                          FUND             WAIVERS,
                     MANAGEMENT        (12B-1)            OTHER         OPERATING        REIMBURSEMENT          NET
FUND                    FEE              FEES           EXPENSES        EXPENSES       AND RECOUPMENT(2)      EXPENSES
----------------------------------------------------------------------------------------------------------------------
 Lexington
  Money
  Market      %         0.50             --               0.58(3)         1.08               -0.08              1.00

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for the Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on the Fund's actual operating expenses for its most recently completed fiscal year end.


(2) ING Investments, LLC (ING) has entered into an expense limitation agreement with the Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of the Fund's expenses waived during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursement and Recoupment." The expense limit will continue through at least March 31, 2003. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current term or upon termination of the investment management agreement.


(3) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

EXAMPLE

[PENNY GRAPHIC]

       The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------------------
 Lexington Money Market                                         $          102       336       588       1,310

 4      What You Pay to Invest

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


The Fund is available for additional purchases only by shareholders that initially purchased the Fund when it was a part of the Lexington family of funds. This Fund is closed to new accounts.

The minimum additional investment is $100.

Make your investment using the table on the right.

The Fund and ING Funds Distributor, Inc. (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Fund reserves the right to waive minimum investment amounts. The Fund reserves the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.



     Method                           Additional Investment
 BY CONTACTING      Visit or consult an investment professional.
 YOUR INVESTMENT
 PROFESSIONAL

 BY MAIL Visit or consult an investment professional. Fill out the Account Additions form included on the bottom of your account statement along with your check payable to the Fund and mail them to the address on the account statement.
                    Remember to write your account number on the check.

 BY WIRE Instruct your bank to wire funds to the Fund in the care of:
                    State Street Bank and Trust Company
                    ABA #101003621 Kansas City, MO
                    credit to: ING Lexington Money Market Trust
                    A/C #751-8315; for further credit to:
                    Shareholder A/C # -----------------
                    (your account number)
                    Shareholder Name:----------------------
                                       (Your Name Here)

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       5

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------


You may redeem shares using the table on the right.
Under unusual circumstances, the Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or see the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

The Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.
                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-6368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. Contact
                                                                                             a Shareholder Services Representative
                                                                                             for a form of such certification. A
                                                                                             signature guarantee may be required.
                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you have notified a
                                                                                             Shareholder Services Representative
                                                                                             that you do not wish to use telephone
                                                                                             redemptions. To redeem by telephone,
                                                                                             call a Shareholder Services
                                                                                             Representative at (800) 992-0180.
                                                                                             RECEIVING PROCEEDS BY CHECK:
                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             the ING Funds for at least 30 days.
                                                                                             RECEIVING PROCEEDS BY WIRE:
                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 6      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for the Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of the Fund is calculated by taking the value of the Fund's assets, subtracting the Fund's liabilities, and dividing by the number of shares outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, and short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Fund's Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Fund and its transfer agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of the Fund for Class A shares of any other ING Fund, except ING Corporate Leaders Trust Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Fund is intended for long term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                       Shareholder Guide       7

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Fund available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative. The Fund may change or cancel its exchange policies at any time, upon 60 days' written notice to shareholders.

Exchanges from other ING Funds into this Fund are not allowed.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund. This exchange privilege may be modified at any time or terminated upon 60 days' written notice to shareholders.


REDEMPTIONS BY CHECK



Shareholders of the Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or insufficient funds will be returned unpaid to the payee.



The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.


SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Fund reserves the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $1,000, other than as a result of a decline in the NAV per share.

ACCOUNT ACCESS

Unless your shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touchtone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY


The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


 8      Shareholder Guide

ADVISER                                                   MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS) an Arizona limited liability company, formerly ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to the Fund. ING provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.


As of August 31, 2002, ING managed over $    billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of the Fund.

The aggregate annual management fee paid by the Fund for the most recent fiscal year as a percentage of the Fund's average daily net assets was 0.50%.

ING DIRECTLY MANAGES THE FUND.

The following individuals share responsibility for the day-to-day management of the Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of the Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington Management Corp. (Lexington) (which was acquired by ING Pilgrim's parent in July 2000). He is a Chartered Financial Analyst.

Roseann G. McCarthy, Assistant Vice President of ING, has served as co-manager of the Fund since November 1997. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                  Management of the Fund       9

DIVIDENDS, DISTRIBUTIONS AND TAXES                               DIVIDENDS/TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Fund generally distributes most or all of its net earnings in the form of dividends. The Fund declares dividends daily and pays them monthly. Distributions from dividends are normally expected to consist primarily of ordinary income. The Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct the Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of the Fund. You may, upon written request, elect to have all dividends and other distributions paid on Class A shares invested in another ING Fund which offers the same class of shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.


The Fund will distribute most of its net investment income and net capital gains to its shareholders each year. Although the Fund will not be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if the Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.


Dividends declared by the Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.


 10      Dividends, Distributions and Taxes

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. The Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Fund may invest and certain of the investment practices that the Fund may use. For more information about these and other types of securities and investment techniques that may be used by the Fund, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser can decide whether to use them or not. The Adviser may also use investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

INVESTMENTS IN FOREIGN SECURITIES. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement, higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

The Fund may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

INABILITY TO SELL SECURITIES. Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's interest rate risk or volatility. According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

U.S. GOVERNMENT SECURITIES. Some U.S. Government agency securities may be subject to varying degrees of credit risks particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.


PORTFOLIO TURNOVER. The Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and the portfolio manager will apply investment techniques and risk analyses in making investment decisions




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       11

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

for the Fund, but there can be no guarantee that these will produce the desired results.

OTHER RISKS


RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest in restricted and illiquid securities. If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.



TEMPORARY DEFENSIVE STRATEGIES. When the Adviser to the Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that the Fund invests defensively, it may not achieve capital appreciation.



REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.


LENDING PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.


 12      More Information About Risks

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table on the following page is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of the Fund's independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.




              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                   Financial Highlights       13

ING LEXINGTON MONEY MARKET                                  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the three months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information has been audited by other independent auditors.

                                                                    THREE MONTHS
                                                    YEAR ENDED         ENDED                    YEAR ENDED DECEMBER 31,
                                                    MARCH 31,        MARCH 31,        -------------------------------------------
                                                       2002           2001(5)         2000(2)       1999        1998        1997
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period       $           1.00             1.00           1.00         1.00        1.00        1.00
 Income from investment operations:
 Net investment income                      $           0.02             0.01           0.05       0.0425      0.0455      0.0458
Total from investment operations            $           0.02             0.01           0.05       0.0425      0.0455      0.0458
 Less distributions from:
 Net investment income                      $           0.02             0.01           0.05       0.0425      0.0455      0.0458
 Total distributions                        $           0.02             0.01           0.05       0.0425      0.0455      0.0458
 Net asset value, end of period             $           1.00             1.00           1.00         1.00        1.00        1.00
 TOTAL RETURN(1)                            %           2.11             1.22           5.57         4.34        4.64        4.68
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)          $         55,222           63,177         62,859       97,850      87,488      95,149
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(3)(4)                        %           0.98             0.92           1.00         1.00        1.00        1.00
 Gross expenses prior to expense
 reimbursement(4)                           %           1.08             0.92           1.08         1.01        1.05        1.04
 Net investment income after expense
 reimbursement(3)(4)                        %           2.15             4.85           5.53         4.26        4.56        4.58
---------------------------------------------------------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(2) Effective July 26, 2000, ING Investments, LLC became the Investment Manager of the Trust.

(3) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.

(4) Annualized for periods less than one year.

(5) The Fund changed its fiscal year end to March 31.

 14      ING Lexington Money Market

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE FUND IN THE:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange Commission
(SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, NW
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov


When contacting the SEC, you will want to refer to the Fund's SEC file number: 811-8895



   (ING FUNDS LOGO)                    LEXIMMPROS093002-093002

       PROSPECTUS
(PHOTO OF ABACUS)

       September 30, 2002

       Class I

                                                 INTERNATIONAL EQUITY FUNDS
                                                 ING International Fund
                                                 ING International Value Fund



                                                 GLOBAL EQUITY FUND
                                                 ING Global Technology Fund

                                                 DOMESTIC EQUITY GROWTH FUNDS
                                                 ING Growth Opportunities Fund
                                                 ING LargeCap Growth Fund
                                                 ING MidCap Opportunities Fund
                                                 ING SmallCap Opportunities Fund
                                                 ING Research Enhanced Index
                                                 Fund

                                                 DOMESTIC EQUITY VALUE FUNDS
                                                 ING Large Company Value Fund
                                                 ING MagnaCap Fund
                                                 ING MidCap Value Fund
                                                 ING SmallCap Value Fund

                                                 DOMESTIC EQUITY AND INCOME
                                                 FUNDS
                                                 ING Real Estate Fund

                                                 FIXED INCOME FUNDS
                                                 ING GNMA Income Fund
                                                 ING Intermediate Bond Fund
                                                 ING Classic Money Market Fund

       This Prospectus contains
       important information about
       investing in the ING Funds. You
       should read it carefully before
       you invest, and keep it for
       future reference. Please note
       that your investment: is not a
       bank deposit, is not insured or
       guaranteed by the Federal Deposit
       Insurance Corporation (FDIC), the
       Federal Reserve Board or any
       other government agency and is
       affected by market fluctuations.
       There is no guarantee that the
       Funds will achieve their
       objectives. As with all mutual
       funds, the U.S. Securities and
       Exchange Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC judged
       whether the information in this
       Prospectus is accurate or
       adequate. Any representation to
       the contrary is a criminal
       offense.

                                                          [ING FUNDS LOGO]
                                             (formerly the Pilgrim Funds)

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
          RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST



This Prospectus describes each Fund's objective, investment strategy, and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    FUNDS AT A GLANCE                                        2
    INTERNATIONAL EQUITY FUNDS
    ING International Fund                                   4
    ING International Value Fund                             6
    GLOBAL EQUITY FUND
    ING Global Technology Fund                               8
    DOMESTIC EQUITY GROWTH FUNDS
    ING Growth Opportunities Fund                           10
    ING LargeCap Growth Fund                                12
    ING MidCap Opportunities Fund                           14
    ING SmallCap Opportunities Fund                         16
    ING Research Enhanced Index Fund                        18
    DOMESTIC EQUITY VALUE FUNDS
    ING Large Company Value Fund                            20
    ING MagnaCap Fund                                       22
    ING MidCap Value Fund                                   24
    ING SmallCap Value Fund                                 26
    DOMESTIC EQUITY AND INCOME FUNDS
    ING Real Estate Fund                                    28
    FIXED INCOME FUNDS
    ING GNMA Income Fund                                    29
    ING Intermediate Bond Fund                              31
    ING Classic Money Market Fund                           33



    WHAT YOU PAY TO INVEST                                  35
    SHAREHOLDER GUIDE                                       37
    MANAGEMENT OF THE FUNDS                                 41
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      46
    MORE INFORMATION ABOUT RISKS                            47
    FINANCIAL HIGHLIGHTS                                    51
    WHERE TO GO FOR MORE INFORMATION                Back Cover

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.


                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
INTERNATIONAL     International Fund                                     Long-term growth of capital
FUNDS             Adviser: ING Investments, LLC

                  International Value Fund                               Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

GLOBAL            Global Technology Fund                                 Long-term capital appreciation
EQUITY FUND       Adviser: ING Investments, LLC
                  Sub-Adviser: ING Investment Management Advisors
                  B.V.

DOMESTIC          Growth Opportunities Fund
EQUITY GROWTH     Adviser: ING Investments, LLC                          Long-term growth of capital
FUNDS
                  LargeCap Growth Fund                                   Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  MidCap Opportunities Fund                              Long-term capital appreciation
                  Adviser: ING Investments, LLC

                  SmallCap Opportunities Fund                            Capital appreciation
                  Adviser: ING Investments, LLC

                  Research Enhanced Index Fund                           Capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Aeltus Investment Management, Inc.

DOMESTIC          Large Company Value Fund                               Long-term capital
EQUITY VALUE      Adviser: ING Investments, LLC                          appreciation, with income as a
FUNDS                                                                    secondary objective

                  MagnaCap Fund                                          Growth of capital, with
                  Adviser: ING Investments, LLC                          dividend income as a secondary
                                                                         consideration

                  MidCap Value Fund                                      Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

                  SmallCap Value Fund                                    Long-term capital appreciation
                  Adviser: ING Investments, LLC
                  Sub-Adviser: Brandes Investment Partners, L.P.

DOMESTIC          Real Estate Fund                                       Total return
EQUITY AND        Adviser: ING Investments, LLC
INCOME FUNDS      Sub-Adviser: Clarion CRA Securities, L.P.

FIXED INCOME      GNMA Income Fund                                       High current income,
FUNDS             Adviser: ING Investments, LLC                          consistent with the
                                                                         preservation of capital and
                                                                         liquidity

                  Intermediate Bond Fund                                 High current income,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management LLC             preservation of capital and
                                                                         liquidity

                  Classic Money Market Fund                              High current income,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management LLC             preservation of capital and
                                                                         liquidity


 2     Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Equity securities and equity equivalents of               Price volatility and other risks that accompany an
companies outside of the U.S.                             investment in growth-oriented foreign equities. Sensitive to currency exchange rates, international, political and
                                                          economic conditions and other risks that affect foreign
                                                          securities.

Equity securities of issuers located in countries         Price volatility and other risks that accompany an
outside the U.S., believed to have prices below           investment in foreign equities. Sensitive to currency
their long-term value.                                    exchange rates, international political and economic
                                                          conditions and other risks that affect foreign securities.

Equity securities of technology companies located         Price volatility and risks related to investments in equity
throughout the world, including the United States.        securities. Products and services of companies engaged in
                                                          the technology sector are subject to relatively high risks of rapid obsolescence caused by scientific and technological advances.

Equity securities of large, medium, and small U.S.        Price volatility and other risks that accompany an
companies believed to have growth potential.              investment in growth-oriented equity securities.

Equity securities of large U.S. companies believed        Price volatility and other risks that accompany an
to have growth potential.                                 investment in growth-oriented equity securities.

Equity securities of medium-sized U.S. companies          Price volatility and other risks that accompany an
believed to have growth potential.                        investment in equity securities of growth-oriented and
                                                          medium-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of small-sized companies believed       Price volatility and other risks that accompany an
to have growth potential.                                 investment in equity securities of growth-oriented and
                                                          small-sized companies. Particularly sensitive to price
                                                          swings during periods of economic uncertainty.

Equity securities of large companies that make up         Price volatility and other risks that accompany an
the S&P 500 Index.                                        investment in equity securities.

Equity securities of large, U.S. companies believed       Price volatility and other risks that accompany an
to be undervalued.                                        investment in equity securities.

Equity securities that meet disciplined valuation         Price volatility and other risks that accompany an
criteria designed to identify companies capable of        investment in equity securities.
paying rising dividends have increased their
dividends over the last decade.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations between $1 billion and $5 billion         investment in equity securities.
which the Sub-Adviser believes are priced below
their long-term value.

Equity securities of U.S. Issuers with market             Price volatility and other risks that accompany an
capitalizations of $1.5 billion or less which the         investment in equity securities.
Sub-Adviser believes are priced below their
long-term value.

Common and preferred stocks of U.S. Real Estate           Price volatility and other risks that accompany an
Investment Trusts (REITS) and real estate                 investment in real estate equities and volatility due to
companies.                                                non-diversification of investments. Subject to risks similar to those associated with the direct ownership of real
                                                          estate.

Mortgage-backed GNMA Certificates that are                Credit, interest rate, prepayment and other risks that
guaranteed as to the timely payment of principal          accompany an investment in government bonds and
and interest by the U.S. Government.                      mortgage-related investments. Generally has less credit risk than other income funds.

Investment grade debt securities with a minimum           Credit, interest rate, prepayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit during economic downturns.
ranging between three and ten years.

High quality, U.S. dollar-denominated short-term          Credit, interest rate and other risks that accompany an
debt securities.                                          investment in short-term debt securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
ING INTERNATIONAL FUND                                      ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek long-term growth of capital through investment in equity securities and equity equivalents of companies outside of the U.S.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal conditions, the Fund invests at least 65% of its net assets in equity securities of issuers located in countries outside of the U.S. The Fund invests primarily in companies with a large market capitalization, but may also invest in mid- and small-sized companies. The Fund generally invests at least 75% of its total assets in common and preferred stocks, warrants and convertible securities. The Fund may invest in companies located in countries with emerging securities markets when the portfolio managers believe they present attractive investment opportunities. The Fund also may invest up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

The portfolio managers primarily use a bottom-up fundamental analysis to identify stocks which they believe offer good value relative to their peers in the same industry, sector or region. They also use a top-down analysis to identify important themes or issues which may affect the investment environment in certain regions or sectors and to estimate regional market risks. In conducting its fundamental analysis, the portfolio managers focus on various factors, including valuation of the companies, catalysts to stock price appreciation, quality of management and financial measures, especially cash flow and the cash flow return on capital.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or may not favor equities at all.

CONVERTIBLE OR DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities. The Fund could also lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

INABILITY TO SELL SECURITIES -- securities of smaller and foreign companies trade in lower volume and may be less liquid than securities of larger U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

 4      ING International Fund

                                                          ING INTERNATIONAL FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993      1994    1995    1996     1997    1998      1999     2000      2001
  -----   --------    ----    ----    -----    ----    -----    ------    -----    ------
                      5.87    5.77    13.46    1.56    19.02     47.50    -8.30    -20.27

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  27.01%
                           3rd quarter 2001: -13.08%
             Fund's year-to-date total return as of June 30, 2002:
                                         %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                     5 YEARS               10 YEARS
                                                                       1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                   %     -24.84          4.27                  5.78
Class A Return After Taxes on Distributions(3)                   %     -24.84          0.92                  2.90
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                      %     -15.13          2.46                  3.69
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                      %     -21.21          1.17                  3.91(5)

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Class A commenced operations on January 3, 1994. Class I commenced operations on January 2, 2002.

(3) Reflects deduction of sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5) Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING International Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING INTERNATIONAL VALUE FUND                                                L.P.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

The portfolio managers apply the technique of value investing by seeking stocks that their research indicates are priced below their long-term value.

The Fund holds common stocks, preferred stocks, American, European and global depositary receipts, as well as convertible securities.

Under normal circumstances, the Fund will invest at least 65% of its total assets in securities of companies located in at least three countries other than the U.S., which may include emerging market countries. The Fund may invest, at the time of purchase, up to the greater of:

- 20% of its assets in any one country or industry, or,

- 150% of the weighting of the country or industry in the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940, as amended.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.


THE FUND IS CLOSED TO NEW INVESTORS EXCEPT FOR THOSE SITUATIONS SET FORTH IN THE SHAREHOLDER GUIDE ON PAGE 37. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. To the extent the Fund invests in emerging market countries, the risks may be greater, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. However, the Fund may also invest in small- and mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the value-oriented stocks in which the Fund invests. Rather, the market could favor growth-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies and some foreign companies may trade in lower volume and may be less liquid than securities of larger, more established companies or U.S. companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.


 6      ING International Value Fund

                                                    ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURN (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992   1993     1994     1995     1996     1997     1998     1999     2000     2001
----   -----    -----    -----    -----    -----    -----    -----    ----    ------
                                  15.23    17.86    13.46    51.49    1.89    -13.33

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2001, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  24.50%
                           3rd quarter 1998: -14.73%
             Fund's year-to-date total return as of June 30, 2002:
                                         %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australia and Far East Index (MSCI EAFE Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)(2)
Class A Return Before Taxes(3)                                  %  -18.31         11.01                  12.08
Class A Return After Taxes on Distributions(3)                  %  -18.91          9.24                  10.65
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -10.90          8.59                   9.71
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(4)                                                     %  -21.21          1.17                   4.04(5)

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund commenced operations June 18, 2001 and did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Class A commenced operations on March 6, 1995. Class I commenced operations on June 18, 2001.

(3) Reflects deduction of sales charge of 5.75%.

(4) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5) Index return is for the period beginning March 1, 1995.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING International Value Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                       ING Investment Management
ING GLOBAL TECHNOLOGY FUND                                         Advisors B.V.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks to provide investors with long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund invests, under normal market conditions, at least 80% of its assets in equity securities and equity equivalent securities (preferred stock, warrants and convertible securities) of U.S. and non-U.S. technology companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund may invest in large-, mid- and small-sized companies.


For purposes of the Fund's investment strategy, technology companies are companies with businesses in or related to technology or technology services, or that commit at least 50% of their assets or derive at least 50% of their total revenues or earnings from business operations in the following areas: internet activities, including internet related hardware, software, infrastructure and networking equipment; media and entertainment businesses, including radio, television, satellite and cable television, broadcasting and media content; telecommunications and communications, including the design, manufacture or operation of telecommunications services and equipment, voice, data, wireless, paging and electronic components; computer businesses, including hardware, software, semiconductors, semiconductor capital equipment and server hardware producers; e-commerce businesses, including equipment and communications activities such as electronic mail, data processing, information systems, networking, office automation and on-line services; and companies involved in the distribution, servicing, research and development of these businesses.

The Sub-Adviser seeks to combine broad industry analysis and bottom-up company analysis to identify the stocks of companies that it believes will become tomorrow's technology leaders. In choosing investments for the Fund, the Sub-Adviser attempts to identify themes that highlight industry and technological changes. Using intensive fundamental research, the Sub-Adviser then analyzes individual companies worldwide to find those firms most likely to benefit from selected investment themes, and assesses a company's fundamental prospects. It is likely that a portion of the Fund's holdings will be invested in newly issued securities acquired in initial public offerings or on the secondary market.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities, and in particular securities issued in initial public offerings, face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may also invest in small and medium-sized companies, which may be more susceptible to greater price swings than larger companies because they may have fewer financial resources, more limited product and market diversification and many may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will continue to have a positive effect on the Fund.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.


INDUSTRY CONCENTRATION -- as a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

TECHNOLOGY RISK -- Technology companies are generally subject to the rate of change in technology, which is higher than other industries. In addition, products and services of companies engaged in the technology industry are subject to relative high risks of rapid obsolescence caused by scientific and technological advances. Swings in investor psychology or significant trading by large institutional investors can result in significant price fluctuations and stock price declines.

SECURITIES LENDING -- There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.

 8      ING Global Technology Fund

                                                      ING GLOBAL TECHNOLOGY FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

    1992        1993        1994        1995        1996        1997        1998       1999      2000      2001
  --------    --------    --------    --------    --------    --------    --------    ------    ------    ------
                                                                                      140.15    -29.01    -45.50

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  78.51%
                           3rd  quarter 2001: -44.94%
             Fund's year-to-date total return as of June 30, 2002:
                                         %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Goldman Sachs Technology Industry Composite Index and the MSCI World Information Technology Index. The table also shows returns on a before tax and after tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %  -48.65            0.06                  N/A
Class A Return After Taxes on Distributions(3)                  %  -48.97           -3.55                  N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -29.35            1.11                  N/A
Goldman Sachs Technology Industry Composite Index (reflects
  no deduction for fees, expenses or taxes)(4)                  %  -28.69           -0.92(5)               N/A
MSCI World Information Technology Index (reflects no
  deduction for fees, expenses or taxes)(6)(7)                  %  -29.73(8)           N/A                 N/A

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Class A commenced operations on December 15, 1998. Class I commenced operations on January 2, 2002.

(3) Reflects deduction of sales charge of 5.75%.

(4) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.

(5) Index return is for the period beginning December 1, 1998.

(6) Effective March 1, 2002, the Fund's strategy was revised to expand the range of technology companies in which the Fund can invest.

(7) The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of information technology stocks from around the world.

(8) Index return is for the period beginning December 29, 2000.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                              ING Global Technology Fund       9

                                                                         ADVISER
ING GROWTH OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term growth of capital.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests primarily in common stock of U.S. companies that the portfolio managers believe have above average prospects for growth.

Under normal market conditions, the Fund invests at least 65% of its total assets in securities purchased on the basis of the potential for capital appreciation. These securities may be from large-cap, mid-cap or small-cap companies.

The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. This Fund invests in companies that the portfolio manager feels have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund may invest in small and medium-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

 10      ING Growth Opportunities Fund

                                                   ING GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992       1993        1994        1995        1996        1997        1998      1999      2000      2001
  -----    --------    --------    --------    --------    --------    --------    -----    ------    ------
                                                                          24.06    93.86    -18.74    -41.73

(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  39.11%
                           1st quarter 2001: -31.25%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of a broad measure of market performance -- the Russell 3000 Index and the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS      10 YEARS
                                                                              (OR LIFE     (OR LIFE
                                                                   1 YEAR   OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %  -41.73        7.57         N/A
Class I Return After Taxes on Distributions                     %  -41.73        4.58         N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %  -25.41        6.11         N/A
Russell 3000 Index (reflects no deduction for fees, expenses
  or taxes)(2)(3)                                               %                    (4)      N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(5)                                                     %  -11.88       10.67(6)      N/A


(1) Class I commenced operations on March 31, 1997.


(2) The Fund may invest in securities of large-, mid- and small-capitalization companies, and the Russell 3000 Index tracks a larger number of companies with a wider range of market capitalizations.



(3) The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalizations.



(4) Index return is for the period beginning April 1, 1992.



(5) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(6) Index return is for the period beginning April 1, 1997.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Growth Opportunities Fund       11

                                                                         ADVISER
ING LARGECAP GROWTH FUND                                    ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in equity securities of large U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio managers believe have above-average prospects for growth. The equity securities in which the Fund may invest include common and preferred stock and warrants. The Fund considers a company to be large if its market capitalization corresponds at the time of purchase to the upper 90% of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). As of
August 31, 2002, this meant market capitalizations in the range of $    billion
to $    billion. The capitalization of companies in the S&P 500 Index will change with market conditions.


The portfolio managers emphasize a growth approach by searching for companies that they believe are managing change advantageously and may be poised to exceed growth expectations. The portfolio managers use both a bottom-up analysis that evaluates the financial condition and competitiveness of individual companies and a top-down thematic approach and a sell discipline. The portfolio managers seek to identify themes that reflect the major social, economic and technological trends that they believe are likely to shape the future of business and commerce over the next three to five years, and seek to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers believes have the potential for rapid growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies.


MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 12      ING LargeCap Growth Fund

                                                        ING LARGECAP GROWTH FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999      2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    ------    ------
                                                        59.45    96.41    -19.12    -38.42

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.
(3) ING Investments, LLC has been the Fund's investment adviser since May 24, 1999; however, prior to October 1, 2000, the Fund was advised by a Sub-Adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  45.04%
                           1st quarter 2001: -27.94%
             Fund's year-to-date total return as of June 30, 2002:
                                         %

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Russell 1000 Growth Index and the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)   (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %  -41.97            10.84                 N/A
Class A Return After Taxes on Distributions(3)                  %  -41.98            10.34                 N/A
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -25.56             8.77                 N/A
Russell 1000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(4)                                         %  -20.42             3.08(5)              N/A
S&P 500 Index (reflects no deduction for fees, expenses or
taxes)(6)                                                       %  -11.88             5.69(5)              N/A

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Class A commenced operations on July 21, 1997. Class I commenced operations on January 2, 2002.

(3) Reflects deduction of sales charge of 5.75%.

(4) The Russell 1000 Growth Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth.

(5) Index return is for the period beginning August 1, 1997.

(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               ING LargeCap Growth Fund       13

                                                                         ADVISER
ING MIDCAP OPPORTUNITIES FUND                               ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stocks of mid-sized U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio managers feel have above average prospects for growth. For this Fund, mid-sized companies are companies with market capitalizations that fall within the range of companies in the Russell MidCap Growth Index. As of August 31, 2002, the market capitalization of
companies in the Russell MidCap Growth Index ranged from $   million to $
billion. The market capitalization range will change as the range of the companies included in the Russell MidCap Growth Index changes.


The portfolio managers use a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio managers seek to invest in companies expected to benefit most from the major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio managers feel have the potential for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large or small company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.

INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 14      ING MidCap Opportunities Fund

                                                   ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]




  1992     1993     1994     1995     1996     1997     1998      1999     2000     2001
  -----    -----    -----    -----    -----    -----    -----    ------    ----    ------
                                                                 103.19    0.08    -36.81

(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  45.04%
                           3rd quarter 2001: -30.43%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measure of market performance -- the Russell MidCap Growth Index and the S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                              5 YEARS      10 YEARS
                                                                              (OR LIFE     (OR LIFE
                                                                   1 YEAR   OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %  -36.81       16.42         N/A
Class I Return After Taxes on Distributions                     %  -36.81       12.71         N/A
Class I Return After Taxes on Distributions and Sale of Fund    %
  Shares                                                           -22.42       12.26         N/A
Russell MidCap Growth Index (reflects no deduction for fees,    %
  expenses or taxes)(2)(3)                                                           (4)      N/A
S&P MidCap 400 Index (reflects no deduction for fees,           %
  expenses or taxes)(5)                                             -0.61       20.81(6)      N/A


(1) Class I commenced operations on August 20, 1998.


(2) The Fund invests primarily in mid-cap companies, normally in those companies that the portfolio managers feel have above-average prospects for growth. The Russell MidCap Growth Index tracks the performance of mid-cap growth companies.



(3) The Russell MidCap Growth Index is an unmanaged index that measures the performance of those companies included in the Russell MidCap Growth Index with relatively higher price-to-book ratio and higher forecasted growth values.



(4) Index return is for the period beginning September 1, 1998.



(5) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.



(6) Index return is for the period beginning September 1, 1998.


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       15

                                                                         ADVISER
ING SMALLCAP OPPORTUNITIES FUND                             ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
This Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in the common stock of smaller, lesser-known U.S. companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the portfolio manager believes have above average prospects for growth. For this Fund, smaller companies are those with market capitalizations that fall within the range of companies in the Russell 2000 Growth Index, which is an index that measures the performance of small companies. The market capitalization range will change with market conditions as the range of the companies included in the Russell 2000 Growth Index changes. The market capitalization of companies held by the Fund as of August 31, 2002
ranged from $   million to $    billion.


The portfolio manager uses a top-down disciplined investment process, which includes extensive database screening, frequent fundamental research, identification and implementation of a trend-oriented approach in structuring the portfolio and a sell discipline. The portfolio manager seeks to invest in companies expected to benefit most from major social, economic and technological trends that are likely to shape the future of business and commerce over the next three to five years, and attempt to provide a framework for identifying such industries and companies. This top-down approach is combined with rigorous fundamental research (a bottom-up approach) to guide stock selection and portfolio structure.

The Fund may invest in initial public offerings.


The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in companies that the portfolio manager feels have above average prospects for growth, which may give the Fund a higher risk of price volatility than a Fund that emphasizes other styles, such as a value-oriented style. The Fund invests in smaller companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification and many are dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-sized growth securities in which the Fund invests. Rather, the market could favor value-oriented stocks or large company stocks, or may not favor equities at all.

The Fund's investment in technology sectors of the stock market and in initial public offerings has had a significant impact on performance in 1999 and other periods. There can be no assurance that these factors will be repeated.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INITIAL PUBLIC OFFERINGS -- a significant portion of the Fund's return may be attributable to its investment in initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is probable that the effect of the Fund's investment in initial public offerings on the Fund's total return will decline.


PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transactions costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


 16      ING SmallCap Opportunities Fund

                                                 ING SMALLCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                       YEAR BY YEAR TOTAL RETURNS (%)(1)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]




        1992             1993        1994        1995        1996        1997        1998        1999        2000       2001
---------------------  --------    --------    --------    --------    --------    --------    --------    --------    ------
                                                                                                              -5.21    -33.91

(1) These figures are for the year ended December 31 of each year.

            Best and worst quarterly performance during this period:
                           4th quarter 2001:  17.06%
                           3rd quarter 2001: -30.21%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measure of market performance -- the Russell 2000 Growth Index and the Russell 2000 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.


                                                                                5 YEARS      10 YEARS
                                                                                (OR LIFE     (OR LIFE
                                                                    1 YEAR    OF CLASS)(1)   OF CLASS)
Class I Return Before Taxes                                     %   -33.91        13.25          N/A
Class I Return After Taxes on Distributions                     %   -34.35         8.05          N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -20.27         9.00          N/A
Russell 2000 Growth Index (reflects no deduction for fees,
  expenses or taxes)(2)(3)                                      %    -9.23         0.89(4)
Russell 2000 Index (reflects no deduction for fees, expenses
  or taxes)(5)                                                  %     2.49         9.21(6)       N/A


(1) Class I commenced operations on April 1, 1999.


(2) The Fund invests primarily in small-cap companies and normally in those that the portfolio manager believes have above-average prospects for growth. The Russell 2000 Growth Index tracks the performance of small-cap growth companies.



(3) The Russell 2000 Growth Index is an unmanaged index that measures the performance of securities of smaller U.S. companies with greater-than-average growth orientation.



(4) Index return is for the period beginning April 1, 1999.



(5) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.



(6) Index return is for the period beginning April 1, 1999.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                        ING SmallCap Opportunities Fund       17

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
                                                   Aeltus Investment Management,
ING RESEARCH ENHANCED INDEX FUND                                            Inc.
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund normally invests at least 80% of its assets in stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



In managing the Fund, the Sub-Adviser attempts to achieve the Fund's investment objective by overweighting those stocks in the S&P 500 Index that it believes will outperform the index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund approximately 400 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500 Index.


The Fund may also invest in certain higher-risk investments, including derivatives (generally, these investments will be limited to S&P 500 Index options and futures on the S&P 500 Index).

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Sub-Adviser tries to remain fully invested in companies included in the S&P 500 Index, and generally do not change this strategy even temporarily, which could make the Fund more susceptible to poor market conditions.


MARKET TRENDS -- from time to time, the stock market may not favor the large company, growth-oriented securities in which the Fund invests. Rather, the market could favor value stocks or small company stocks, or may not favor equities at all.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

 18      ING Research Enhanced Index Fund

                                                ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992      1993        1994        1995        1996        1997        1998        1999       2000      2001
--------  --------    --------    --------    --------    --------    --------    --------    ------    ------
                                                                                     18.99    -11.83    -12.07

(1) These figures are for the year ended December 31 of each year.
(2) Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

            Best and worst quarterly performance during this period:
                           4th quarter 1999:  12.47%
                           3rd quarter 2001: -13.51%
   Fund's year-to-date total return as of June 30, 2002:
                                    %

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)
Class I Return Before Taxes                                     %  -12.07           -2.64                  N/A
Class I Return After Taxes on Distributions                     %  -12.07           -2.80                  N/A
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   -7.35           -2.16                  N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(2)                                                     %  -11.88           -1.03(3)               N/A

(1) Class I commenced operations on December 30, 1998.

(2) The S&P 500 index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(3) Index return is for the period beginning January 1, 1999.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       19

                                                                         ADVISER
ING LARGE COMPANY VALUE FUND                                ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's principal investment objective is long-term capital appreciation. Income is a secondary objective.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund normally invests in companies that the Adviser considers to be undervalued compared to the overall stock market. The Adviser considers large companies to consist of the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow, or earnings, or the 1000 largest companies, as measured by equity market capitalization. Within this universe of large, well-established companies, the Adviser will use a disciplined value approach to select investments that the Adviser considers to be undervalued compared to the overall stock market. The Adviser also analyzes candidates for investment for some catalyst or vector of change that may spark an increase in the share price.


The Fund may invest the remaining 20% of its assets in other types of securities, including foreign securities and smaller companies. The equity securities in which the Fund may invest include common stock, convertible securities, rights, warrants and exchange traded index funds (ETFs). To the degree that the Fund invests assets in non-U.S. securities, it may hedge the currency risk of these holdings with the use of forward contracts, or options on currencies. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities including bonds, notes, debentures, and short-term investments.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:


PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The Fund also may invest in small and mid-sized companies, which may be more susceptible to price swings because they have fewer financial resources, more limited product and market diversification, and many are dependent on a few key managers.


MARKET TRENDS -- from time to time, the stock market may not favor the large company value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.


CHANGES IN INTEREST RATES -- the value of the Fund's convertible and debt securities may fall when interest rates rise. Convertible and debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible and debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns to the Fund.

EXCHANGE TRADED INDEX FUNDS -- ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the ETFs' underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

 20      ING Large Company Value Fund

                                                    ING LARGE COMPANY VALUE FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992     1993     1994     1995     1996     1997     1998     1999     2000      2001
  -----    -----    -----    -----    -----    -----    -----    -----    -----    ------
  12.36    13.22    -3.11    22.57    26.46    30.36    21.42    15.54    -3.13    -14.06

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.
(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

(4) Effective March 1, 2002, the Fund changed its name to Large Company Value Fund. Prior to that date, the name of the Fund was "Pilgrim Growth and Income Fund."

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  21.95%
                           3rd quarter 2001: -15.48%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measure of market performance -- the Standard and Poor's Barra Value Index (S&P Barra Value Index) and the S&P 500 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %  -18.99          7.49                 10.61
Class A Return After Taxes on Distributions(2)                  %  -19.34          4.59                  7.33
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %  -11.24          5.85                  7.76
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(3)(4)                                                                                   (5)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(6)                                                     %  -11.88         10.70                 12.94(7)


(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) above to the bar chart.

(2) Reflects deduction of sales charge of 5.75%.


(3) The Fund normally invests in companies that the Adviser considers to be undervalued compared to the overall stock market. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.



(4) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization in the S&P 500 Index is in the S&P Barra Value Index.



(5) Index return is for Class A for the 10 year period ending December 31, 2001.



(6) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(7) Index return is for Class A for the 10 year period ending December 31, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Large Company Value Fund       21

                                                                         ADVISER
ING MAGNACAP FUND                                           ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks growth of capital, with dividend income as a secondary consideration.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund is managed with the philosophy that companies that can best meet the Fund's objectives are established companies that meet disciplined valuation criteria and have the financial ability to have increased their dividends over the last decade. Under normal market conditions, the Fund invests at least 80% of its assets in stocks that meet the following criteria:

ATTRACTIVE VALUATION CHARACTERISTICS -- Companies with market capitalizations above $2 billion are screened for relatively attractive valuation characteristics. Multiple valuation measures may be considered including: price to earnings ratios; price to book value ratios; price to cash flow ratios; price to sales ratios; and enterprise value to earnings before interest, taxes, depreciation and amortization. Companies selling at low valuations compared to their expected growth rates will also be considered.

DIVIDENDS -- A company must have increased its dividends or had the financial capability to have increased its dividends over the past 10 years.


BALANCE SHEET STRENGTH -- If a company has long term debt, it must be rated investment grade by at least one nationally recognized rating agency.



The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


Candidates for investment are also analyzed for some catalyst or vector of change that may spark an increase in share price.


The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. Normally, the Fund's investments are generally in larger companies that are included in the largest 500 U.S. companies as measured by sales, cash flow, earnings, or net assets. The remainder of the Fund's assets may be invested in equity securities that the Adviser believes have growth potential because they represent an attractive value, but which may not meet the above criteria. The Fund's investments may focus on particular sectors depending on the Adviser's perception of the market environment.


Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities. The Fund may invest up to 5% of its assets, measured at the time of investment, in foreign securities.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility.

MARKET TRENDS -- from time to time, the stock market may not favor the value securities that meet the Fund's disciplined investment criteria. Rather, the market could favor growth-oriented stocks or small company stocks, or may not favor equities at all.

CONVERTIBLE AND DEBT SECURITIES -- the value of convertible or debt securities may fall when interest rates rise. Convertible or debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible or debt securities with shorter maturities.

CREDIT RISK -- the Fund could lose money if the issuer of a convertible or debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns.


RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political, social and economic conditions, a lack of adequate or accurate company information, differences in the way securities markets operate, less secure foreign banks or securities depositories than those in the U.S., and foreign controls on investment.


 22      ING MagnaCap Fund

                                                               ING MAGNACAP FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]

  1992     1993    1994    1995    1996     1997     1998     1999     2000      2001
  -----    ----    ----    ----    -----    -----    -----    -----    -----    ------
  8.02     9.25    4.15    35.22   18.51    27.73    16.09    12.20     1.23    -14.46

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.

            Best and worst quarterly performance during this period:
                           4th quarter 1998:  18.93%
                           3rd quarter 2001: -14.45%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                       AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance -- the Standard & Poor's Barra Value Index (S&P Barra Value Index) and the Standard & Poor's 500 Composite Price Index (S&P 500 Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.


                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %  -18.05          7.41                 10.99
Class A Return After Taxes on Distributions(3)                  %  -22.06          1.98                  7.33
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(3)                                                     %  -9.45           4.30                  7.89
S&P Barra Value Index (reflects no deduction for fees,
  expenses or taxes)(4)(5)                                                                                   (6)
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(7)                                                     %  -11.88         10.70                 12.94(8)


(1) This table shows the performance of Class A shares of the Fund because Class I shares of the Fund did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Class I commenced operations on January 2, 2002.

(3) Reflects deduction of a sales charge of 5.75%.


(4) The Fund invests in value securities that meet the Fund's disciplined investment criteria. The S&P Barra Value Index tracks the performance of companies with low price-to-book ratios.



(5) The S&P Barra Value Index is a capitalization weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios. It is designed so that approximately 50% of the market capitalization in the S&P 500 Index is in the S&P Barra Value Index.



(6) Index return is for Class A for the 10 year period ending December 31, 2001.



(7) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.



(8) Index return is for Class A for the 10 year period ending December 31, 2001.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      ING MagnaCap Fund       23

                                                                         ADVISER
                                                    ING Pilgrim Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING MIDCAP VALUE FUND                                                       L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations greater than $1 billion but no greater than $5 billion at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.



The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.


The Fund holds common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or

- 150% of the weighting of such industry as represented in the Russell MidCap Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in mid-sized companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the mid-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large or small company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of mid-size companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 24      ING MidCap Value Fund

                                                           ING MIDCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING MidCap Value Fund has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                  ING MidCap Value Fund       25

                                                                         ADVISER
                                                    ING Pilgrim Investments, LLC
                                                                     SUB-ADVISER
                                                    Brandes Investment Partners,
ING SMALLCAP VALUE FUND                                                     L.P.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

The Fund seeks long-term capital appreciation.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of U.S. issuers with equity market capitalizations of $1.5 billion or less at the time of purchase. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.


The Sub-Adviser applies the technique of "value investing" by seeking stocks that its research indicates are priced below their long-term value.

The Fund holds common and preferred stocks, warrants and convertible securities.

The Fund may typically invest up to the greater of:

- 20% of its assets in any particular industry at the time of purchase, or
- 150% of the weighting of such industry as represented in the Russell 2000 Index at the time of purchase, as long as the Fund meets any industry concentration or diversification requirements under the Investment Company Act of 1940.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund invests in small companies, which may be more susceptible to price swings than larger companies because they have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the small-cap value securities in which the Fund invests. Rather, the market could favor growth-oriented stocks or large company stocks, or may not favor equities at all.

INABILITY TO SELL SECURITIES -- securities of smaller companies usually trade in lower volume and may be less liquid than securities of larger, more established companies. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 26      ING SmallCap Value Fund

                                                         ING SMALLCAP VALUE FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 Since the ING SmallCap Value Fund has not had a full year of operations, there is no performance information included in this Prospectus.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                ING SmallCap Value Fund       27

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER

ING REAL ESTATE FUND                                Clarion CRA Securities, L.P.

--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

This Fund seeks total return.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund invests at least 80% of its assets in common and preferred stocks of U.S. real estate investment trusts (REITs) and real estate companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Sub-Adviser focuses on investments that generally provide income and also have the potential for long-term capital appreciation. The Sub-Adviser uses systematic, top-down research to evaluate property market conditions and trends to judge which market sectors offer potentially attractive returns. The Sub-Adviser uses proprietary analytical techniques to identify the securities which it believes will provide above-average cash flow yield and growth. Companies are evaluated for purchase and sale using several different qualitative and quantitative factors such as valuation, capital structure, and management and strategy. The Sub-Adviser will sell a security when it no longer meets these criteria.



The Fund's investment approach, with its emphasis on investments in companies primarily engaged in the real estate industry, is expected to produce a total return that is closely tied to the performance of the market for publicly traded real estate companies, including REITs, which is a narrow segment of the overall U.S. stock market.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may go up or down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund's performance will be affected if the Sub-Adviser makes an inaccurate assessment of economic conditions and investment opportunities, and chooses growth companies that do not grow as quickly as hoped, or value companies that continue to be undervalued by the market.


MARKET TRENDS -- from time to time, the stock market may not favor the securities in which the Fund invests. Rather, the market could favor stocks in industries to which the Fund is not exposed, or may not favor equities at all.



NON-DIVERSIFICATION RISKS -- the Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of the Fund's assets may be invested in a single company.


RISK OF CONCENTRATION -- because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated. If real estate securities as a group fall out of favor, the Fund could underperform funds that focus on other types of companies.

REAL ESTATE RISK -- investments in issuers that are principally engaged in real estate, including REITs, may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risks). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.


 28      ING Real Estate Fund

                                                            ING REAL ESTATE FUND

--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.


                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)


The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's shares from year to year.

                             [TOTAL RETURNS GRAPH]

1992   1993    1994    1995    1996    1997     1998    1999    2000     2001
----   -----   -----   -----   -----   -----   ------   -----   -----   ------
                                       25.32   -17.75   -2.55   32.27     7.42

(1) These figures are for the year ended December 31 of each year.


(2) The figures provide performance information for Class I shares of the Fund. Performance for Class I shares of the Fund for periods prior to
                 , 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI.
(3) Prior to              , 2002, Clarion CRA Securities, L.P. served as the
    investment adviser rather than the Sub-Adivser to the Fund.


            Best and worst quarterly performance during this period:
                           4th quarter 1999:  43.50%
                            1st quarter 2001: -32.03%
             Fund's year-to-date total return as of June 30, 2002:
                                          %

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)


The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of broad measures of market performance -- the Wilshire Real Estate Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.


Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    7.42            7.37                   7.37
Class I Return After Taxes on Distributions                     %    5.49            5.20                   5.20
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    4.47            4.85                   4.85
Wilshire Real Estate Securities Index (reflects no deduction
  for fees, expenses or taxes)(2)                               %   10.33            6.67                   6.67


(1) Performance for Class I shares of the Fund for periods prior to
                , 2002 includes performance of a predecessor investment company which merged into the Fund on that date. For a more detailed discussion, please refer to "History of the Funds" in the SAI. Class I shares of the predecessor investment company commenced operations on December 31, 1996.


(2) The Wilshire Real Estate Securities Index is a market capitalization weighted index of publicly traded real estate securities, such as real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The index is comprised of companies whose charter is the equity ownership and operation of commercial real estate.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.


                                                   ING Real Estate Fund       29

                                                                         ADVISER
ING GNMA INCOME FUND                                        ING Investments, LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund's investment objective is to seek a high level of current income, consistent with liquidity and safety of principal, through investment primarily in Government National Mortgage Association (GNMA) mortgage-backed securities (also known as GNMA Certificates) that are guaranteed as to the timely payment of principal and interest by the U.S. Government.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal conditions, the Fund will invest at least 80% of the value of its total assets in GNMA Certificates. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities and securities issued by the following agencies and instrumentalities of the U.S.
Government: the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). The Fund may invest in debt securities of any maturity, although the portfolio managers expect to invest in long-term debt instruments.


--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PREPAYMENT RISK -- through investment in GNMA securities and other mortgage-related securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower yields.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. This Fund may be particularly sensitive to interest rates because it primarily invests in U.S. Government securities. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This Fund is subject to less credit risk than the other fixed income funds because it principally invests in debt securities issued or guaranteed by the U.S. Government, its agencies and government sponsored enterprises.

Although FNMA and FHLMC are government-sponsored enterprises, their securities are not backed by the full faith and credit of the U.S. Government. Consequently, there are somewhat greater credit risks involved with investing in securities issued by those entities than in securities backed by the full faith and credit of the U.S. Government.

Other mortgage-related securities also are subject to credit risk associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional debt securities.

Please refer to the SAI for a complete description of GNMA Certificates and Modified Pass Through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

 30      ING GNMA Income Fund

                                                            ING GNMA INCOME FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




1992   1993    1994     1995     1996     1997    1998     1999    2000    2001
----   ----    -----    -----    -----    ----    -----    ----    ----    -----
5.19   8.06    -2.07    15.91     5.71    10.20    7.52    0.58    10.36    8.65

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.
(3) Prior to July 26, 2000, Lexington Management Corporation served as the adviser to the Fund, and the Fund's shares were sold on a no-load basis. Effective July 31, 2000, the Fund's outstanding shares were classified as Class A shares.

            Best and worst quarterly performance during this period:
                            1st quarter 1995:  5.50%
                            1st quarter 1994: -2.42%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Mortgage-Backed Securities Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                 5 YEARS               10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)    (OR LIFE OF CLASS)
Class A Return Before Taxes(2)                                  %   3.48           6.37                  6.38
Class A Return After Taxes on Distributions(2)                  %   1.24           3.93                  3.77
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   2.08           3.85                  3.77
Lehman Brothers Mortgage-Backed Securities Index (reflects
  no deduction for fees, expenses or taxes)(3)                  %   8.22           7.49                  7.10(4)

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund commenced operations January 7, 2002 and did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to bar chart above.

(2) Reflects deduction of sales charge of 4.75%.

(3) The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index composed of fixed income security mortgage pools sponsored by GNMA, FNMA and FHLMC, including GNMA Graduated Payment Mortgage.

(4) Index return is for Class A for the 10 year period ended December 31, 2001.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                   ING GNMA Income Fund       31

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING INTERMEDIATE BOND FUND                         ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income, consistent with the preservation of capital and liquidity.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]


Under normal market conditions, the Fund will operate as a diversified fund and invest at least 80% of its assets in a portfolio of bonds including but not limited to corporate, government and mortgage bonds which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard & Poor's Rating Group or Baa by Moody's Investors Service, Inc.) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. The dollar-weighted average maturity of the Fund will generally range between three and ten years.


The Fund may invest the remainder of its assets in: convertible securities and preferred stocks; U.S. Government securities; securities of foreign governments and supranational organizations; and high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; municipal bonds, notes and commercial paper; and debt securities of foreign issuers. The Fund may purchase structured debt obligations and may engage in dollar roll transactions and swap agreements. The Fund may also sell securities short and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, five-step investment process which uses fundamental economic and market research to identify bond market sectors and individual securities expected to provide above-average returns. The five steps are:

- First, the Sub-Adviser examines the sensitivity to interest rate movements of the portfolio and of the specific holdings of the portfolio to position the Fund in a way that attempts to maximize return while minimizing volatility.

- Second, the Sub-Adviser reviews yields relative to maturity and risk of bonds to determine the risk/reward characteristics of bonds of different maturity classes.

- Third, the Sub-Adviser identifies sectors that offer attractive value relative to other sectors.

- Fourth, the Sub-Adviser selects securities within identified sectors that offer attractive value relative to other securities within their sectors.

- Finally, the Sub-Adviser seeks trading opportunities to take advantage of market inefficiencies to purchase bonds at prices below their calculated value.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

SPREAD RISK -- the price of a fixed income security is generally determined by adding an interest rate spread to a benchmark interest rate, such as the U.S. Treasury rate. As the spread on a security widens (or increases), the price (or value) of the security falls.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. This Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities, which can be paid off early if the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled. If interest rates are falling, the Fund will be forced to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. Certain high yield bonds, such as zero coupon, deferred interest and payment-in-kind bonds, are issued at deep discounts and may experience greater volatility in market value. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions: a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment.

INABILITY TO SELL SECURITIES -- convertible securities may be less liquid than other investments. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

 32      ING Intermediate Bond Fund

                                                      ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

                             [TOTAL RETURNS GRAPH]




1992        1993        1994        1995        1996        1997        1998        1999      2000     2001
----      --------    --------    --------    --------    --------    --------    --------    -----    -----
                                                                                     -0.94    11.59    15.18

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Because Class I shares were first offered in 2002, the returns in the bar chart are based upon the performance of Class A shares of the Fund. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class I shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class I and Class A shares have different expenses.


            Best and worst quarterly performance during this period:


                            1st quarter 2001:  6.14%


                            2nd quarter 1999: -1.85%


             Fund's year-to-date total return as of June 30, 2002:


                                         %


                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (FOR THE PERIODS ENDED DECEMBER 31, 2001)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other Classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(2)    (OR LIFE OF CLASS)
Class A Return Before Taxes(3)                                  %   9.68            6.49                      N/A
Class A Return After Taxes on Distributions(3)                  %   4.66            3.20                      N/A
Class A Return After Taxes on Distributions and Sale of Fund
Shares(3)                                                       %   5.83            3.51                      N/A
Lehman Brothers Aggregate Bond Index (reflects no deduction
  for fees, expenses or taxes)(4)                               %   8.44            6.21(5)                   N/A

(1) This table shows performance of the Class A shares of the Fund because Class I shares of the Fund commenced operations January 8, 2002 and did not have a full year's performance during the year ended December 31, 2001. See footnote (2) to the bar chart above.

(2) Class A commenced operations on December 15, 1998.

(3) Reflects deduction of sales charge of 4.75%.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(5) Index return is for the period beginning December 1, 1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       33

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING CLASSIC MONEY MARKET FUND                      ING Investment Management LLC
--------------------------------------------------------------------------------

OBJECTIVE


[TARGET GRAPHIC]
The Fund seeks to provide investors with a high level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value per share.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund will operate as a diversified fund and invests in a portfolio of high-quality, U.S. dollar denominated short-term debt obligations which are determined by the Sub-Adviser to present minimal credit risks.

Portfolio investments of the Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the Investment Company Act of 1940. Obligations in which the Fund invests generally have remaining maturities of 397 days or less, although upon satisfying certain conditions of Rule 2a-7, the Fund may, to the extent otherwise permissible, invest in instruments subject to repurchase agreements and certain variable and floating rate obligations that bear longer final maturities. The dollar-weighted average portfolio maturity of the Fund will not exceed 90 days.

The Fund invests in obligations permitted to be purchased under Rule 2a-7 including, but not limited to, (i) U.S. Government securities and obligations of its agencies or instrumentalities; (ii) commercial paper, mortgage-backed and asset-backed securities, guaranteed investment contracts, loan participation interests, medium-term notes, and other promissory notes, including floating and variable rate obligations, and (iii) the following domestic, Yankeedollar and Eurodollar obligations: certificates of deposit, time deposits, bankers acceptances, commercial paper, and other promissory notes, including floating and variable rate obligations issued by U.S. or foreign bank holding companies and their bank subsidiaries branches and agencies. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may purchase securities on a when-issued basis and purchase or sell them on a forward commitment basis. The Fund may also invest in variable rate master demand obligations, which are unsecured demand notes that permit the underlying indebtedness to vary, and provide for periodic adjustments in the interest rate. The Fund may enter into repurchase agreements.

In choosing investments for the Fund, the Sub-Adviser employs a highly disciplined, four step investment process designed to ensure preservation of capital and liquidity, as well as adherence to regulatory requirements.
The four steps are:

- First, a formal list of high-quality issuers is actively maintained;

- Second, securities of issuers on the approved list which meet maturity guidelines and are rated first tier (that is, they are given the highest short-term rating by at least two nationally recognized statistical rating organizations, or by a single rating organization if a security is rated only by that organization, or are determined to be of comparable quality by the Sub-Adviser pursuant to guidelines approved by the Fund's Board of Trustees) are selected for investment;

- Third, diversification is continuously monitored to ensure that regulatory limits are not exceeded; and

- Finally, portfolio maturity decisions are made based upon expected cash flows, income opportunities available in the market and expectations of future interest rates.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

The Fund is subject to the risks associated with investing in debt securities.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

CHANGES IN INTEREST RATES -- money market funds (like the Fund) are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds (like the Fund) are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. Still, the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISKS OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

 34      ING Classic Money Market Fund

                                                   ING CLASSIC MONEY MARKET FUND
--------------------------------------------------------------------------------

         [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

                             [TOTAL RETURNS GRAPH]




1992                     1993        1994        1995        1996        1997        1998        1999        2000      2001
----                   --------    --------    --------    --------    --------    --------    --------    --------    ----
                                                                                                               6.34    4.44

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, the Fund changed its name to Classic Money Market Fund. Prior to that date, the name of the Fund was "ING Pilgrim Money Market Fund."

            Best and worst quarterly performance during this period:
                            3rd quarter 2000: 1.64%
                            3rd quarter 2001: 0.82%

             Fund's year-to-date total return as of June 30, 2002:


                                         %


                          AVERAGE ANNUAL TOTAL RETURNS

The following performance table discloses the Fund's average annual total returns, for the periods ended December 31, 2001.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)    (OR LIFE OF CLASS)
Class I                                                         %   4.44            5.40                    N/A

(1) Class I commenced operations on October 13, 1999.

The Fund's seven-day yield as of December 31, 2001 for the Class I shares was 3.80%. The seven-day yield is an annualized figure -- the amount you would earn if you kept your investment in the Fund and the Fund continued to earn the same net interest income throughout the year.

The Fund's seven-day effective yield as of December 31, 2001 for the Class I shares was 3.87%. The seven-day effective yield (also an annualized figure) assumes that dividends are reinvested and compounded.

For the Fund's current seven-day yield and seven-day effective yield, call the Fund at 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                          ING Classic Money Market Fund       35

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY]
       There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the ING Funds.
FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS I


                                              DISTRIBUTION                           TOTAL
                                               AND SERVICE                           FUND            WAIVERS,
                               MANAGEMENT        (12B-1)             OTHER         OPERATING      REIMBURSEMENTS          NET
FUND                              FEE             FEES            EXPENSES(2)      EXPENSES      AND RECOUPMENT(3)     EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 International(7)        %        1.00             --                1.00(4)(5)      2.00(5)           -0.55             1.45(5)
 International Value     %        1.00             --                0.24(4)         1.24                 --             1.24
 Global Technology(7)    %        1.25             --                0.50(4)(6)          (6)                             1.70(6)
 Growth Opportunities    %        0.95             --                    (4)                              --
 LargeCap Growth         %        0.73             --                    (4)(8)          (8)              --                 (8)
 MidCap
  Opportunities(7)       %        1.00             --                    (4)(9)          (9)                                 (9)
 SmallCap
  Opportunities(7)       %        1.00             --                    (4)(10)         (10)             --                 (10)
 Research Enhanced
  Index                  %        0.70             --                    (4)                              --
 Large Company Value(7)  %        0.63             --                    (4)(11)                          --
 MagnaCap(7)             %        0.72             --                    (12)                             --
 MidCap Value            %        1.00             --                    (4)
 SmallCap Value          %        1.00             --                    (4)
 Real Estate             %        0.70             --                    (4)
 GNMA Income(7)          %        0.51             --                0.37(4)         0.88                 --             0.88
 Intermediate Bond       %        0.50             --                0.40(4)         0.90              -0.08             0.82(11)
 Classic Money Market    %        0.25             --                0.18            0.43              -0.12             0.31


--------------------------------------------------------------------------------


(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses, unless otherwise noted, are based on each Fund's actual operating expenses for its most recently completed fiscal year. Expenses for the MidCap Value and SmallCap Value Funds are estimates because the Funds have recently commenced operations. Real Estate Fund's estimated expenses are based on contractual operating expenses commencing with ING Investments, management of the Fund.


(2) Because Class I shares are new for International, International Value, Global Technology, LargeCap Growth, Large Company Value, MagnaCap, GNMA Income and Intermediate Bond Funds, expenses are estimated based on Class A expenses and contractual expenses negotiated with respect to Class I.


(3) ING Investments, LLC (ING), the investment adviser to each Fund, has entered into a written expense limitation agreement with International, Global Technology, MidCap Opportunities, GNMA Income, Intermediate Bond, Real Estate and Classic Money Market Funds under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment"; the information for International and MidCap Opportunities Funds is the amount proposed to be waived under each Fund's expense limitation agreement. For MidCap Value, SmallCap Value and Real Estate Funds the expense limits will continue through at least May 31, 2003. For Global Technology Fund the expense limit will continue through at least October 31, 2003. For MidCap Opportunities Fund, the expense limit will continue through at least January 1, 2004. For GNMA Income, Classic Money Market and Intermediate Bond Funds, the expense limit will continue through at least March 31, 2003. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING provides written notice of the termination of the expense limitation agreement at least 90 days prior to the end of the then current terms or upon termination of the investment management agreement. Pursuant to a side agreement dated May 24, 2002, the current expense limit for the International Fund will continue through at least June 20, 2003. If after June 30, 2003, ING elects not to renew this side agreement, the expense limit will revert to the limitations under the Fund's current expense limitation agreement.


(4) ING Funds Services, LLC receives an annual administration fee equal to 0.10% of average daily net assets.

(5) Excludes one-time merger fees of 0.04% incurred in connection with the merger of another investment company into International Fund.

(6) Excludes one-time merger fees of 0.07% incurred in connection with the merger of another investment company into Global Technology Fund.


(7) Effective May 17, 2002, certain Funds merged with MidCap Opportunities and SmallCap Opportunities Funds. Effective February 23, 2001 and March 23, 2001, certain Funds merged with International, [Global Technology], and GNMA Income Funds. It is expected that as a result of the mergers, operating expenses will be lower than the operating expenses prior to the mergers.



(9) Excludes one-time merger fees of   % incurred in connection with the merger
    of another investment company into MidCap Opportunities Fund.



(10) Excludes one-time merger fees of   % incurred in connection with the merger
     of another investment company into SmallCap Opportunities Fund.



(11) During the last fiscal year of the Intermediate Bond Fund, the Adviser reimbursed the Fund in an amount that caused the net expenses of Class I to fall below the contractual expense limitation for that Class. Under Intermediate Bond Fund's expense limitation agreement, the Adviser is required to limit the expenses of Class I to 0.90%. There is no assurance that the Adviser will continue to reimburse the Fund at the same levels at which it was reimbursed during the Fund's last fiscal year.


 36      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.


FUND                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------
 International                                                  $       148        574        1,027       2,283
 International Value                                            $       126        393          681       1,500
 Global Technology                                              $       178        551          949       2,062
 Growth Opportunities                                           $
 LargeCap Growth                                                $
 MidCap Opportunities                                           $
 SmallCap Opportunities                                         $
 Research Enhanced Index                                        $
 Large Company Value                                            $
 MagnaCap                                                       $
 MidCap Value
 SmallCap Value
 Real Estate
 GNMA Income                                                    $        90        281          488       1,084
 Intermediate Bond                                              $        84        279          491       1,100
 Classic Money Market                                           $        32        126          229         531
-----------------------------------------------------------------------------------------------------------------


              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       37

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------


- The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Group; and (iv) ING Group and its affiliates for purposes of corporate cash management.

- The minimum additional investment is $100,000.

Make your investment using the table on the right.

The Funds and ING Funds Distributor, Inc. (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

INTERNATIONAL VALUE FUND DISCONTINUED ALL SALES OF ITS SHARES EXCEPT SHARES
PURCHASED: (1) THROUGH THE REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS; (2) BY 401(k), 403(b) AND 457 PLANS THAT HAVE SELECTED THE FUND AS AN INVESTMENT OPTION PRIOR TO THAT DATE; AND (3) BY SHAREHOLDERS PARTICIPATING IN MUTUAL FUND WRAP FEE PROGRAMS WHO INVESTED IN THE FUND PRIOR TO THAT DATE. THE FUND MAY REOPEN IN THE FUTURE SUBJECT TO THE DISCRETION OF THE BOARD OF TRUSTEES.

MARKET TIMERS

A Fund may restrict or refuse purchase orders and exchanges by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of ING Investments, LLC to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.



                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.
 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the Fund and mail
                    completed Application.   them to the address on
                    Please indicate your     the account statement.
                    investment               Remember to write your
                    professional on the      account number on the
                    New Account              check.
                    Application.

 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 336-3436 to     under Initial
                    obtain an account        Investment.
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to: Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 38      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares using the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, see the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.
 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.
 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       39

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. Eastern Time). The NAV per share of each Fund is calculated by taking the value of the Fund's assets attributable to Class I, subtracting the Fund's liabilities attributable to Class I, and dividing by the number of shares of Class I that are outstanding. Because foreign securities may trade on days when the Funds do not price shares, the NAV of a Fund that invests in foreign securities may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations, short-term debt securities, and for situations where market quotations are deemed unreliable. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, unless the amortized cost does not approximate market value. Securities prices may be obtained from automated pricing services. When market quotations are not readily available or are deemed unreliable, securities are valued at their fair value as determined in good faith under the supervision of the Board of Directors or Trustees. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations.

The Classic Money Market Fund uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the share price of the Fund, there can be no assurance that the Fund's NAV can be maintained at $1.00 per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), the shares will not be credited until the next business day.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.


The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as a short-term trading vehicle. The Adviser may prohibit excessive exchanges (more than four per year). The Adviser also may, on 60 days' prior notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund into which you intend to exchange your shares before exchanging your shares.



In addition to the Funds available in this Prospectus, ING Funds Distributor, Inc. offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by ING Funds Distributor, Inc., please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.


You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its

 40      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------


exchange policies at any time, upon 60 days' written notice to shareholders.


SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a value of less than $10,000, other than as a result of a decline in the NAV per share.

PRIVACY POLICY


The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       41

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING OR ING INVESTMENTS), an Arizona limited liability company, formerly, ING Pilgrim Investments, LLC (ING Pilgrim), serves as the investment adviser to each of the Funds. ING has overall responsibility for management of the Funds. ING provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING is registered as an investment adviser with the SEC. ING is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE: ING) (ING Group). ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.


As of August 31, 2002, ING managed over $    billion in assets.


ING's principal address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:


FUND                                              MANAGEMENT FEE
International                                          1.00%
International Value                                    1.00
Global Technology                                      1.25
Growth Opportunities                                   0.95
LargeCap Growth
MidCap Opportunities
SmallCap Opportunities
Research Enhanced Index
Large Company Value
MagnaCap
MidCap Value
SmallCap Value
Real Estate
GNMA Income                                            0.51
Intermediate Bond                                      0.50
Classic Money Market                                   0.25


ING DIRECTLY MANAGES THE PORTFOLIOS OF THE FOLLOWING FUNDS:

GROWTH OPPORTUNITIES FUND, MIDCAP
OPPORTUNITIES FUND AND LARGECAP GROWTH FUND

The following individuals share responsibility for the day-to-day management of the Growth Opportunities Fund and MidCap Opportunities Fund:

Mary Lisanti, Executive Vice President and Chief Investment Officer -- Domestic Equities of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998, Growth Opportunities Fund since November 1998, and LargeCap Growth Fund since October 2000. Prior to joining ING Pilgrim in October 1999, Ms. Lisanti was Executive Vice President and Chief Investment Officer -- Domestic Equities with Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. From 1996 to 1998, Ms. Lisanti was a Portfolio Manager at Strong Capital Management. From 1993 to 1996, Ms. Lisanti was a Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp.

Jeffrey Bernstein, Senior Vice President of ING, has served as a Senior Portfolio Manager of MidCap Opportunities Fund since the Fund was formed in August 1998 and Growth Opportunities Fund since November 1998. Mr. Bernstein has served as Co-Portfolio Manager of LargeCap Growth Fund since January 2001. Prior to joining ING Pilgrim in October 1999, Mr. Bernstein was a portfolio manager at Northstar Investment Management Corp., which subsequently merged into ING Pilgrim. Prior to May 1998, Mr. Bernstein was a Portfolio Manager at Strong Capital Management. From 1995 to 1997, Mr. Bernstein was a Portfolio Manager at Berkeley Capital.

SMALLCAP OPPORTUNITIES FUND

Mary Lisanti, whose background is described above, has served as manager of the SmallCap Opportunities Fund since July 1998.

INTERNATIONAL FUND

The following individuals share responsibility for the day-to-day management of the International Fund:

Richard T. Saler, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1996. From 1986 until July 2000, he was Senior Vice President and Director of International Equity Strategy at Lexington Management Corporation (Lexington) (which was acquired by ING Pilgrim's parent company in July 2000).

Philip A. Schwartz, Senior Vice President and Director of International Equity Investment Strategy of ING, has served as Senior Portfolio Manager of the portfolio management team that manages International Fund since January 1996. Prior to joining ING Pilgrim in July 2000, Mr. Schwartz was Senior Vice President and Director of International Equity Investment Strategy at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to 1993, Mr. Schwartz was a Vice President of European Research Sales with Cheuvreux de Virieu in Paris and New York.

GNMA INCOME FUND

The following individuals share responsibility for the day-to-day management of the GNMA Income Fund:

Denis P. Jamison, Senior Vice President and Senior Portfolio Manager of ING, has served as Senior Portfolio Manager of GNMA Income Fund since July 1981. Prior to joining ING Pilgrim in July 2000, he was a Senior Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). He is a Chartered Financial Analyst.

Roseann G. McCarthy, Assistant Vice President of ING, has served as co-manager of GNMA Income Fund since May 1999. Prior to joining ING Pilgrim in July 2000, she was an Assistant Vice President at Lexington (which was acquired by ING Pilgrim's parent company in July 2000). Prior to joining the Lexington Fixed Income Department in 1997, she was Mutual

 42      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds.

LARGE COMPANY VALUE FUND

Thomas Jackson, Senior Vice President and Senior Portfolio Manager for Value Equity Strategies at ING, has served as Portfolio Manager of Large Company Value Fund since June 2001. Prior to joining ING Pilgrim in June 2001, Mr. Jackson was a Managing Director at Prudential Investments (April 1990 through December
2000). Prior to April 1990, Mr. Jackson was Co-Chief Investment Officer and Managing Director at Century Capital Associates and Red Oak Advisors Inc.

MAGNACAP FUND

Thomas Jackson, whose background is described above, has served as Portfolio Manager of MagnaCap Fund since June 2001.

SUB-ADVISERS

For each of the following Funds, ING has engaged a Sub-Adviser to provide the day-to-day management of the Fund's portfolio. The Sub-Advisers have, at least in part, been selected on the basis of their successful application of consistent, well-defined, long-term investment approach over a period of several market cycles.

INTERNATIONAL VALUE FUND

BRANDES INVESTMENT PARTNERS, L.P.


Brandes Investment Partners, L.P. (Brandes) is the investment Sub-Adviser to ING International Value Fund. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Fund. Founded in 1974, Brandes is an investment advisory firm and currently with 56 investment
professionals who manage, as of June 30, 2002, more than $   billion in assets.
Its principal office is located at 11988 El Camino Real, Suite 200 San Diego, California 92130. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high-quality, under-valued stocks.


GLOBAL TECHNOLOGY FUND

ING INVESTMENT MANAGEMENT ADVISORS B.V.


ING Investment Management Advisors B.V. (IIMA) serves as Sub-Adviser to the Global Technology Fund. IIMA is located at Schenkkade 65, 2595 AS The Hague, The Netherlands. IIMA is a company organized to manage investments and provide investment advice on a worldwide basis to entities affiliated and unaffiliated with ING Group. IIMA operates under the collective management of ING Investment
Management which had assets under management of $    billion as of June 30,
2002.


Guy Uding has primary responsibility for managing the Fund and heads a three member team of investment professionals. Mr. Uding has been employed by IIMA and its affiliates since 1995 and has five years of investment experience.

Daniel Hayes is a member of the team that manages the Fund. Mr. Hayes has been employed by IIMA and its affiliates since 1998 and has ten years of investment experience.

Tycho Van Wijk is a member of the team that manages the Fund. Mr. Van Wijk has been employed by IIMA and its affiliates since 1998 and has 4 years of investment experience.

RESEARCH ENHANCED INDEX FUND

AELTUS INVESTMENT MANAGEMENT, INC.


Aeltus Investment Management, Inc. (Aeltus) serves as Sub-Adviser to the Research Enhanced Index Fund. Its principal office is located at 10 State House Square, Hartford, Connecticut 06103-3602. Founded in 1972, Aeltus is registered as an investment adviser. Aeltus is an indirect wholly owned subsidiary of ING Group, and is an affiliate of ING. Aeltus has acted as Adviser or Sub-Adviser to mutual funds since 1994 and has managed institutional accounts since 1972. As of
June 30, 2002, Aeltus managed over $   billion in assets.



MIDCAP VALUE FUND AND
SMALLCAP VALUE FUND



BRANDES INVESTMENT PARTNERS, L.P.



Founded in 1974, Brandes Investment Partners, L.P. (Brandes) is an investment
advisory firm currently with 56 investment professionals who manage $    billion
in assets as of June 30, 2002. Brandes' principal address is 11988 El Camino Real, Suite 500, San Diego, California 92130.



Brandes is the investment sub-adviser to MidCap Value Fund and SmallCap Value Fund. Brandes' Large Cap, Mid Cap and Small Cap Investment Committees, respectively, are responsible for making the day-to-day investment decisions for each Fund.



Brandes uses a value-oriented approach in managing equity investments, seeking to build wealth by buying high quality, undervalued stocks.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       43

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------


   PERFORMANCE OF SIMILAR MID CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES



The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.



The Brandes U.S. Value Mid Cap Equity Composite is a composite of the performance of all actual, fee-paying and non-fee paying, fully discretionary U.S. Value Mid Cap accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objectives, policies and strategies that are substantially similar to the MidCap Value Fund.



The table below shows the returns for the Brandes U.S. Value Mid Cap Equity Composite compared with the Russell MidCap Index and the Russell MidCap Value Index for the periods ending December 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Value Mid Cap Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell MidCap Index and the Russell MidCap Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the MidCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2001)



                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
One Year                                                          24.04%        -5.62%         2.33%
Three Years                                                       16.00%         6.50%         6.80%
Since Inception (9/30/97)                                         14.89%        13.90%        13.74%



                              ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2001)



                                                                 BRANDES
                                                                U.S. VALUE      RUSSELL      RUSSELL
                                                              MID CAP EQUITY    MIDCAP     MIDCAP VALUE
                                                              COMPOSITE (%)    INDEX (%)    INDEX (%)
2001                                                              24.04%        -5.62%         2.33%
2000                                                              25.72%         8.25%        19.18%
1999                                                               0.11%        18.23%        -0.11%
1998                                                              11.62%        10.10%         5.08%
1997                                                              -2.08%         1.11%         4.07%



The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.



The net annual returns for the Brandes U.S. Value Mid Cap Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Value MidCap Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.



The Russell MidCap Index is an unmanaged index that measures the 800 smallest companies out of the 1,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



The Russell MidCap Value Index is an unmanaged index that measures the performance of those Russell MidCap companies with lower price-to-book ratios and lower forecasted growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



 44      Management of the Funds

ADVISER AND SUB-ADVISERS                                 MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


  PERFORMANCE OF SIMILAR SMALL CAP VALUE SEPARATE ACCOUNTS MANAGED BY BRANDES



The tables below are designed to show you how a composite of similar separate accounts managed by Brandes performed over various periods in the past.



The Brandes U.S. Small Cap Value Equity Composite is a composite of the performance of all actual, fee-paying and non-fee-paying, fully discretionary U.S. Small Cap Value accounts under management by Brandes for at least one month beginning September 30, 1997, having substantially the same investment objectives, policies, techniques and restrictions. Each account in the composite has investment objective, policies and strategies that are substantially similar to the SmallCap Value Fund.



The table below shows the returns for the Brandes U.S. Small Cap Value Equity Composite compared with the Russell 2000 Index and the Russell 2000 Value Index for the periods ending December 31, 2001 and December 31 of prior years. The returns of the Brandes U.S. Small Cap Value Equity Composite reflect deductions of account fees and expenses, and assume all dividends and distributions have been reinvested. The returns of the Russell 2000 Index and the Russell 2000 Value Index assume all dividends and distributions have been reinvested. This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the SmallCap Value Fund has performed or will perform in the future. Past performance is not a guarantee of future results.



                          AVERAGE ANNUAL TOTAL RETURNS


                           (AS OF DECEMBER 31, 2001)



                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
One Year                                                             35.71%              2.49%            14.03%
Three Years                                                          14.05%              6.42%            11.33%
Since Inception (9/30/97)                                             7.44%             10.43%            12.50%



                              ANNUAL TOTAL RETURNS


                              (AS OF DECEMBER 31)



                                                                   BRANDES
                                                                U.S. SMALL CAP       RUSSELL 2000     RUSSELL 2000
                                                             EQUITY COMPOSITE (%)     INDEX (%)      VALUE INDEX (%)
2001                                                                 35.71%              2.49%            14.03%
2000                                                                 14.37%             -3.02%            22.83%
1999                                                                 -4.41%             21.26%            -1.49%
1998                                                                -10.19%             -2.55%            -6.45%
1997                                                                 -0.68%             -3.35%             1.68%



The performance reflected in the composite has been calculated in compliance with the AIMR Performance Presentation Standards, which differ from the method used by the SEC.



The net annual returns for the Brandes U.S. Small Cap Value Equity Composite were calculated on a time-weighted and asset-weighted, total return basis, including reinvestment of all dividends, interest and income, realized and unrealized gains or losses, brokerage commissions and execution costs, advisory and custodial fees, and any applicable foreign withholding taxes, without provision for federal and state income taxes, if any. The accounts in the Brandes U.S. Small Cap Value Equity Composite do not pay the same expenses that mutual funds pay and are not subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.



The Russell 2000 Index is an unmanaged index that measures the 2000 smallest companies out of the 3,000 largest U.S. companies based on total market capitalization of the Russell Index. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.



The Russell 2000 Value Index is an unmanaged index that measures the Russell 2000 companies with lower price-to-book ratios and lower forecasting growth values. It includes the reinvestment of dividends and income, but does not reflect fees, brokerage commissions or other expenses of investing.





      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                Management of the Funds       45

MANAGEMENT OF THE FUNDS                                                  ADVISER
--------------------------------------------------------------------------------


REAL ESTATE FUND



CLARION CRA SECURITIES, L.P.



Founded in 1969, Clarion CRA Securities, L.P., (CRA) a Delaware limited partnership, is registered as an investment adviser. CRA is a subsidiary of ING Group. CRA is located at 259 Radnor-Chestor Road, Radnor, PA 19087. CRA is in the business of providing investment advice to institutional and individual client accounts which, as of June 30, 2002, were valued at approximately $ billion.



The following individuals share responsibility for the day-to-day management of the Fund:



T. Ritson Ferguson, Chief Investment Officer (CIO), has 16 years of real estate investment experience. Mr. Ferguson has served as Co-CIO and more recently CIO of CRA since 1991. Prior to 1991, Mr. Ferguson gained extensive direct real estate investment experience at Radnor Advisors and Trammel Crow Company where he was involved with acquisition, development and management of commercial real estate since 1986.



Kenneth D. Campbell, Managing Director, has been with CRA and its predecessors since 1969. Mr. Campbell has more than 32 years of real estate investment experience. Mr. Campbell has been recognized by the National Association of Real Estate Investment Trust (NAREIT) for outstanding lifetime contributions to the Real Estate Investment Trust (REIT) Industry.


CLASSIC MONEY MARKET FUND AND INTERMEDIATE
BOND FUND

ING INVESTMENT MANAGEMENT LLC


ING Investment Management LLC (IIM) serves as Sub-Adviser to the Classic Money Market Fund and the Intermediate Bond Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, Georgia 30327. IIM is engaged in the business of providing investment advice to portfolios which, as of June 30, 2002, were
valued at $   billion. IIM also advises other registered investment companies.


James B. Kauffmann has primary responsibility for managing the Intermediate Bond Fund. Mr. Kauffmann joined IIM in 1996 and has over 16 years of investment experience. Prior to joining IIM, he spent four years at Alfa Investments Inc., where he was a senior fixed income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

Jennifer J. Thompson has primary responsibility for managing the Classic Money Market Fund. Ms. Thompson joined IIM in 1998 and has over nine years of investment experience. Prior to joining IIM, she spent one year working for Trusco Capital Management as a fixed income portfolio manager. Prior to joining Trusco, Ms. Thompson spent five years at Fidelity Management & Research Company, where she worked as a Senior Investment Analyst in the Money Market Group. She is a Chartered Financial Analyst.

Hugh T. M. Whelan and Douglas E. Cote share the responsibility for the day-to-day management of the Research Enhanced Index Fund.

Mr. Whelan has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, he has served as a quantitative equity analyst since 1999. Previously, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group, specializing in corporate securities since 1994.

Mr. Cote has served as co-manager of the Research Enhanced Index Fund since August 1, 2001. At Aeltus, Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for Aeltus' equity department.


 46      Management of the Funds

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. The Intermediate Bond and Classic Money Market Funds declare dividends daily. Each Fund pays dividends if any, as follows:


                   SEMI-
ANNUALLY(1)        ANNUALLY(2)    QUARTERLY    MONTHLY(2)
-----------        -----------    ---------    ----------
Research Enhanced  MagnaCap       Real Estate  Classic
 Index             Large Company               Money
Growth              Value                       Market
 Opportunities                                 GNMA Income
LargeCap Growth                                Intermediate
International                                   Bond
 Value
International
Global Technology
MidCap
 Opportunities
SmallCap
 Opportunities
MidCap Value
SmallCap Value


(1) Distributions normally expected to consist primarily of capital gains.
(2) Distributions normally expected to consist of ordinary income.

Capital gains, if any, are distributed annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the Shares of Class I.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.


Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. It does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.


Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss (except the Classic Money Market Fund), which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       47

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of a Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS


INABILITY TO SELL SECURITIES (ALL FUNDS EXCEPT RESEARCH ENHANCED INDEX, MAGNACAP, AND LARGECAP GROWTH FUNDS). Some securities usually trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small-and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.


U.S. GOVERNMENT SECURITIES (GNMA INCOME, INTERMEDIATE BOND AND CLASSIC MONEY MARKET FUNDS). Some U.S. Government agency securities may be subject to varying degrees of credit risks, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

CONVERTIBLE SECURITIES (ALL FUNDS EXCEPT RESEARCH ENHANCED INDEX, LARGECAP GROWTH, MIDCAP OPPORTUNITIES, SMALLCAP OPPORTUNITIES, GROWTH OPPORTUNITIES, GNMA INCOME AND CLASSIC MONEY MARKET FUNDS). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

CORPORATE DEBT SECURITIES (LARGE COMPANY VALUE, MAGNACAP, INTERMEDIATE BOND, GNMA INCOME, CLASSIC MONEY MARKET AND INTERNATIONAL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

OTHER INVESTMENT COMPANIES (INTERNATIONAL, INTERNATIONAL VALUE, GLOBAL TECHNOLOGY, GNMA INCOME, INTERMEDIATE BOND AND CLASSIC MONEY MARKET
FUNDS). Each Fund may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.


INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES (GROWTH OPPORTUNITIES, LARGE COMPANY VALUE, MIDCAP OPPORTUNITIES, SMALLCAP OPPORTUNITIES, MIDCAP VALUE AND SMALLCAP VALUE FUNDS). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volume typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.



 48      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

MORTGAGE-RELATED SECURITIES (GNMA INCOME, CLASSIC MONEY MARKET AND INTERMEDIATE BOND FUNDS). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (INTERMEDIATE BOND, GNMA INCOME, LARGE COMPANY VALUE AND RESEARCH ENHANCED INDEX FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

HIGH YIELD SECURITIES (INTERMEDIATE BOND FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (INTERNATIONAL VALUE, INTERNATIONAL, GLOBAL TECHNOLOGY, INTERMEDIATE BOND, CLASSIC MONEY MARKET, LARGE COMPANY VALUE AND MAGNACAP FUNDS). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund.

EMERGING MARKETS INVESTMENTS (INTERNATIONAL VALUE, INTERMEDIATE BOND, INTERNATIONAL AND GLOBAL TECHNOLOGY FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       49

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT INTERNATIONAL VALUE, MAGNACAP, GNMA INCOME AND CLASSIC MONEY MARKET FUNDS). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.


NON-DIVERSIFIED INVESTMENT COMPANY (REAL ESTATE FUND). The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (1940 Act), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of the Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.



CONCENTRATION -- (GLOBAL TECHNOLOGY AND REAL ESTATE FUNDS). The Funds concentrate (for purposes of the 1940 Act) their assets in securities related to a particular sector or industry, which means that at least 25% of its assets will be invested in these assets at all times. As a result, each Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.


MANAGEMENT RISK (ALL FUNDS). Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.


LENDING PORTFOLIO SECURITIES (INTERNATIONAL, INTERNATIONAL VALUE, GLOBAL TECHNOLOGY AND LARGECAP GROWTH FUNDS). In order to generate additional income, each Fund may lend portfolio securities in an amount up to 30% or 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.



OTHER RISKS


TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements, which involve the purchase by a Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. Certain Funds may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. Certain Funds may make short sales. A short sale is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Certain Funds may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings. Loans are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES (ALL FUNDS). Each Fund may invest in restricted and illiquid securities (except MagnaCap


 50      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

Fund may not invest in restricted securities). If a security is illiquid, the Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.




      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       51

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's financial performance for the past five years or, if shorter, the period of the Fund's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent auditor and independent accountants, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

Because Class I shares of the International and Global Technology Funds had not commenced operations prior to October 31, 2001 (the Funds' fiscal year end), financial highlights are not presented for the Funds.


Because Class I shares of the Real Estate Fund had not commenced operations prior to May 31, 2002 (the Funds' fiscal year end), financial highlights are not presented for the Funds.


 52      Financial Highlights

FINANCIAL HIGHLIGHTS                                ING INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


For the period ended October 31, 2001, the information in the table below has been audited by PricewaterhouseCoopers LLP, independent accountants. The information provided for the six month period ended April 30, 2002 is unaudited.



                                                                     SIX MONTHS
                                                                       ENDED
                                                                   APRIL 30, 2002     PERIOD ENDED
                                                                    (UNAUDITED)    OCTOBER 31, 2001(1)
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                           13.89
 Income from investment operations:
 Net investment income                                         $                            0.02
 Net realized and unrealized gain (loss) on investments        $                           -1.56
 Total from investment operations                              $                           -1.54
 Net asset value, end of period                                $                           12.35
 TOTAL RETURN(2):                                              %                          -11.09
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                         226,067
 Ratios to average net assets:
 Expenses(3)                                                   %                            1.24
 Net investment income(3)                                      %                            0.62
 Portfolio turnover rate                                       %                              15


--------------------------------------------------------------------------------

(1) Class I commenced operations on June 18, 2001.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                           ING International Value Fund       53

ING GROWTH OPPORTUNITIES FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


For the year ended May 31, 2002, the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors.



                                                                          FIVE MONTHS                                   PERIOD
                                                               YEAR          ENDED       YEAR ENDED DECEMBER 31,        ENDED
                                                              ENDED         MAY 31,     --------------------------   DECEMBER 31,
                                                           MAY 31, 2002     2001(1)      2000      1999      1998      1997(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $                     26.05        33.76     26.28    21.36       17.90
 Income from investment operations:
 Net investment income (loss)                          $                     -0.08        -0.15     -0.17    -0.05        0.01
 Net realized and unrealized gain (loss) on
 investments                                           $                     -6.87        -6.07     20.49     5.18        4.30
 Total from investment operations                      $                     -6.95        -6.22     20.32     5.13        4.31
 Less distributions from:
 Net realized gain on investments                      $       --               --         1.49     12.84     0.21        0.85
 Total distributions                                   $       --               --         1.49     12.84     0.21        0.85
 Net asset value, end of period                        $                     19.10        26.05     33.76    26.28       21.36
 TOTAL RETURN(3):                                      %                    -26.68       -18.74     93.86    24.06       24.29
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $                    79,174      108,005   132,953   83,233     113,529
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)           %                      1.31         1.16      1.00     1.00        1.02(5)
 Gross expenses prior to expense reimbursement(4)      %                      1.31         1.16      1.00     1.00        1.02
 Net investment income (loss) after expense
 reimbursement(4)                                      %                     -0.92        -0.56     -0.61    -0.13        0.08(5)
 Portfolio turnover rate                               %                       217          326       286       98          32


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced offering of shares on March 31, 1997.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(4) Annualized for periods less than a year.

(5) Expenses calculated net of taxes.

 54      ING Growth Opportunities Fund

FINANCIAL HIGHLIGHTS                               ING MIDCAP OPPORTUNITIES FUND
--------------------------------------------------------------------------------


For the year ended May 31, 2002, the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors.



                                                                                   FIVE MONTHS
                                                                       YEAR           ENDED           YEAR ENDED DECEMBER 31,
                                                                      ENDED          MAY 31,      -------------------------------
                                                                   MAY 31, 2002      2001(1)       2000      1999     1998(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                        $                        19.26        21.34     12.99     10.00
 Income from investment operations:
 Net investment loss                                         $                        -0.06        -0.13     -0.15     -0.02
 Net realized and unrealized gain (loss) on investments      $                        -4.47         0.23     12.09      3.01
 Total from investment operations                            $                        -4.53         0.10     11.94      2.99
 Less distributions from:
 Net realized gain on investments                            $         --                --         2.18      3.59        --
 Total distributions                                         $         --                --         2.18      3.59        --
 Net asset value, end of period                              $                        14.73        19.26     21.34     12.99
 TOTAL RETURN(3):                                            %                       -23.52         0.08    103.19     29.90
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)                            $                       52,007       68,006    67,954    33,441
 Ratios to average net assets
 Net expenses after expense reimbursement(4)                 %                         1.52         1.36      1.41      1.50(5)
 Gross expenses prior to expense reimbursement(4)            %                         1.52         1.36      1.41      2.01
 Net investment loss after expense reimbursement(4)          %                        -0.97        -0.66     -1.04     -0.70(5)
 Portfolio turnover rate                                     %                          182          188       201        61


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Fund commenced operations on August 20, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                          ING MidCap Opportunities Fund       55

ING OPPORTUNITIES FUND                                      FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


For the year ended May 31, 2002, the five months ended May 31, 2001 and the year ended December 31, 2000, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to December 31, 2000, the financial information was audited by other independent auditors.



                                                                                       FIVE MONTHS         YEAR ENDED
                                                                           YEAR           ENDED           DECEMBER 31,
                                                                          ENDED          MAY 31,      --------------------
                                                                       MAY 31, 2002      2001(1)      2000     1999(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $                         47.47      59.54     31.78
 Income from investment operations:
 Net investment loss                                             $                         -0.14      -1.00     -0.08
 Net realized and unrealized gain (loss) on investments          $                         -8.31      -2.17     35.40
 Total from investment operations                                $                         -8.45      -3.17     35.32
 Less distributions from:
 Net realized gain on investments                                $                            --       8.90      7.56
 Total distributions                                             $                            --       8.90      7.56
 Net asset value, end of period                                  $                         39.02      47.47     59.54
 TOTAL RETURN(3):                                                %                        -17.80      -5.21    126.05
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $                            --*        --*       --*
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                     %                          1.31       1.15      0.47(5)
 Gross expenses prior to expense reimbursement(4)                %                          1.31       1.15      0.47
 Net investment loss after expense reimbursement(4)              %                         -1.03      -0.75     -0.35(5)
 Portfolio turnover rate                                         %                           104        134       223


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) Class I commenced offering of shares on April 1, 1999.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes.

 *  Amount represents less than $1,000.

 56      ING SmallCap Opportunities Fund

FINANCIAL HIGHLIGHTS                            ING RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------


For the year ended May 31, 2002 and the seven months ended May 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by KPMG LLP, independent auditors. For all periods ended prior to May 31, 2001, the financial information was audited by other independent auditors. The information provided for the six month period ended November 30, 2001 is unaudited.



                                                                                  SEVEN MONTHS                   PERIOD
                                                                       YEAR          ENDED       YEAR ENDED       ENDED
                                                                      ENDED         MAY 31,      OCTOBER 31,   OCTOBER 31,
                                                                   MAY 31, 2002     2001(1)         2000         1999(2)
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $                      11.25         11.17         10.00
 Income from investment operations:
 Net investment income                                         $                       0.02          0.04          0.06
 Net realized and unrealized gain (loss) on investments        $                      -1.33          0.19          1.11
 Total from investment operations                              $                      -1.31          0.23          1.17
 Less distributions from:
 Net realized gain on investments                              $       --                --          0.15            --
 Total distributions                                           $       --                --          0.15            --
 Net asset value, end of period                                $                       9.94         11.25         11.17
 TOTAL RETURN(3):                                              %                     -11.64          2.00         11.70
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $                     25,172        28,473        27,927
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)                   %                       1.04          1.07          0.98(5)
 Gross expenses prior to expense reimbursement(4)              %                       1.04          1.07          1.23
 Net investment income after expense reimbursement(4)          %                       0.27          0.34          0.62(5)
 Portfolio turnover rate                                       %                         26            57            26


--------------------------------------------------------------------------------

(1) The Fund changed its fiscal year end to May 31.

(2) The Fund commenced operations on December 30, 1998.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) Expenses calculated net of taxes.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                       ING Research Enhanced Index Fund       57

ING GNMA INCOME FUND                                        FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                   JANUARY 7,
                                                                   2002(1) TO
                                                                   MARCH 31,
                                                                      2002
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      8.61
 Income from investment operations:
 Net investment income                                         $      0.10
 Net realized and unrealized loss on investments               $     -0.10
 Total from investment operations                              $      0.00
 Less distributions from:
 Net investment income                                         $      0.07
 Total distributions                                           $      0.07
 Net asset value, end of period                                $      8.54
 TOTAL RETURN(2):                                              %      0.04
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     1,615
 Ratios to average net assets:
 Expenses(3)                                                   %      0.88
 Net investment income(3)                                      %      5.83
 Portfolio turnover rate                                       %        76

--------------------------------------------------------------------------------

(1) Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 58      ING GNMA Income Fund

FINANCIAL HIGHLIGHTS                                  ING INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, independent accountants.

                                                                   JANUARY 8,
                                                                   2002(1) TO
                                                                   MARCH 31,
                                                                      2002
-----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      9.99
 Income from investment operations:
 Net investment income                                         $      0.11
 Net realized and unrealized loss on investments               $     -0.07
 Total from investment operations                              $      0.04
 Less distributions from:
 Net investment income                                         $      0.12
 Total distributions                                           $      0.12
 Net asset value, end of period                                $      9.91
 TOTAL RETURN(2):                                              %      0.36
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $     9,800
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                %      0.82
 Gross expenses prior to expense reimbursement(3)              %      0.90
 Net investment income after expense reimbursement(3)(4)       %      0.05
 Portfolio turnover rate                                       %     1,216*

--------------------------------------------------------------------------------

(1) Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return information for less than one year is not annualized.

(3) Annualized for periods less than one year.


(4) The Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.


* Portfolio turnover was greater than expected during this period due to active trading undertaken in response to market conditions that existed at that time.

              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                             ING Intermediate Bond Fund       59

ING CLASSIC MONEY MARKET FUND                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For the year ended March 31, 2002 and the five months ended March 31, 2001, the information in the table below has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, independent accountants. For all periods ended prior to March 31, 2001, the financial information was audited by other independent accountants.

                                                                     YEAR      FIVE MONTHS      YEAR       OCTOBER 13,
                                                                     ENDED        ENDED         ENDED      1999(1) TO
                                                                   MARCH 31,    MARCH 31,    OCTOBER 31,   OCTOBER 31,
                                                                     2002        2001(4)        2000          1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                          $      1.00         1.00          1.00          1.00
 Income from investment operations:
 Net investment income                                         $      0.04         0.02          0.06            --
 Total from investment operations                              $      0.04         0.02          0.06            --
 Less distributions from:
 Net investment income                                         $      0.04         0.02          0.06            --
 Total distributions                                           $      0.04         0.02          0.06            --
 Net asset value, end of period                                $      1.00         1.00          1.00          1.00
 TOTAL RETURN(2):                                              %      3.71         2.46          6.19          0.28
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                             $        --*      10,816        12,061         1,906
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(5)                %      0.31         0.31          0.28          0.31
 Gross expenses prior to expense reimbursement(3)              %      0.43         0.55          0.41          0.59
 Net investment income after expense reimbursement(3)(5)       %      3.85         6.08          5.96          5.29

--------------------------------------------------------------------------------

(1) Commencement of offering shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Fund changed its fiscal year end to March 31.


(5) The Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses subject to possible reimbursement to ING Investments, LLC within three years.


*  Amount represents less than $1,000.

 60      ING Classic Money Market Fund

In addition to the Funds offered in this Prospectus, ING Funds Distributor, Inc. also offers Class I shares of the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

ING DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING Small Company Fund
ING Technology Fund

DOMESTIC EQUITY VALUE FUND
ING Value Opportunity Fund

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Growth and Income Funds

ING FIXED INCOME FUNDS
ING Bond Fund
ING Government Fund
ING Aeltus Money Market Fund

ING INTERNATIONAL FUND
ING International Growth Fund

GENERATION FUNDS
ING Ascent Fund
ING Crossroads Fund
ING Legacy Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the auditors' reports (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the U.S. Securities and Exchange
Commission (SEC).

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file numbers are as follows:


ING Equity Trust                     811-8817
  ING Growth Opportunities Fund
  ING LargeCap Growth Fund
  ING MidCap Opportunities Fund
  ING SmallCap Opportunities Fund
  ING Research Enhanced Index Fund
  ING Large Company Value Fund
  ING MidCap Value Fund
  ING SmallCap Value Fund
  ING Real Estate Fund
ING Funds Trust                      811-8895
  ING GNMA Income Fund
  ING Intermediate Bond Fund
  ING Classic Money Market Fund
ING Investment Funds                 811-1939
  ING MagnaCap Fund
ING Mayflower Trust                  811-7978
  ING International Value Fund
ING Mutual Funds                     811-7428
  ING International Fund
  ING Global Technology Fund


  [ING FUNDS LOGO]                          IPROS070102-070102

                       STATEMENT OF ADDITIONAL INFORMATION

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180


                               SEPTEMBER 30, 2002




                                 ING FUNDS TRUST
                          ING Classic Money Market Fund
                              ING GNMA Income Fund
                            ING High Yield Bond Fund
                         ING High Yield Opportunity Fund
                           ING Intermediate Bond Fund
                        ING Lexington Money Market Trust
                              ING Money Market Fund
                        ING National Tax-Exempt Bond Fund
                            ING Strategic Income Fund




      This Statement of Additional Information ("SAI") relates to each series listed above (each a "Fund" and collectively the "ING Funds") of ING Funds Trust (the "Trust"). A Prospectus or Prospectuses (each a "Prospectus" and collectively the "Prospectuses") for the ING Funds dated September 30, 2002, which provide the basic information you should know before investing in the ING Funds, may be obtained without charge from the ING Funds or the ING Funds' principal underwriter, ING Funds Distributor, Inc., at the address listed above. This SAI is not a prospectus and it should be read in conjunction with the Prospectuses, which have been filed with the U.S. Securities and Exchange Commission ("SEC"). In addition, the financial statements from the ING Funds' Annual Shareholder Reports dated March 31, 2002 are incorporated herein by reference. Copies of the ING Funds' Prospectuses and Annual or Semi-Annual Shareholder Reports may be obtained without charge by contacting the ING Funds at the address and phone number written above.

                                TABLE OF CONTENTS


HISTORY OF THE ING FUNDS.................................................     1
MANAGEMENT OF THE ING FUNDS..............................................     3
INVESTMENT ADVISER FEES..................................................    17
EXPENSE LIMITATION AGREEMENTS............................................    21
RULE 12b-1 PLANS.........................................................    23
CODE OF ETHICS...........................................................    26
SUPPLEMENTAL DESCRIPTION OF INVESTMENTS..................................    26
INVESTMENT RESTRICTIONS..................................................    65
PORTFOLIO TRANSACTIONS...................................................    71
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................    73
DETERMINATION OF SHARE PRICE.............................................    80
SHAREHOLDER INFORMATION..................................................    83
SHAREHOLDER SERVICES AND PRIVILEGES......................................    84
DISTRIBUTIONS............................................................    86
TAX CONSIDERATIONS.......................................................    86
CALCULATION OF PERFORMANCE DATA..........................................    92
PERFORMANCE COMPARISONS..................................................    96
GENERAL INFORMATION......................................................    98
FINANCIAL STATEMENTS.....................................................    99

                            HISTORY OF THE ING FUNDS





      On December 17, 2001, the Boards of Directors/Trustees of each of the ING Funds approved agreements and plans of reorganization which were intended to (1) decrease the number of corporate entities under which the ING Funds are organized (the "Reorganization"); (2) align the open-end funds with similar open-end funds that share the same prospectus; and (3) expedite the ING Funds' required filings with the SEC, which is expected to lower expenses of the ING Funds. The Reorganization resulted only in a change in corporate form of some of the ING Funds, with no change in the substance or investment aspects of the ING Funds.



      As a result of the Reorganization, the following ING Funds reorganized into series of the Trust: ING GNMA Income Fund ("GNMA Income Fund"), ING High Yield Opportunity Fund ("High Yield Opportunity Fund"), ING Money Market Fund ("Money Market Fund"), ING Strategic Income Fund ("Strategic Income Fund"), and ING Lexington Money Market Trust ("Lexington Money Market Trust"). ING Classic Money Market Fund ("Classic Money Market Fund"), ING High Yield Bond Fund ("High Yield Bond Fund"), ING Intermediate Bond Fund ("Intermediate Bond Fund") and ING National Tax-Exempt Bond Fund ("National Tax-Exempt Bond Fund") were originally organized as series of the Trust and were not involved in the Reorganization. Following the Reorganization, the Trust consisted of nine diversified series, each of which is discussed in this SAI.



ING FUNDS TRUST





      The Trust is a Delaware business trust registered as an open-end management investment company. Funds Trust was organized on July 30, 1998. The Trust was established under a Trust Instrument dated July 30, 1998. On February 28, 2001, the name of the Trust changed to "Pilgrim Funds Trust" and the names of each of the following ING Funds changed as follows:



     OLD NAME                            NEW NAME
     --------                            --------
     ING Intermediate Bond Fund          Pilgrim Intermediate Bond Fund
     ING High Yield Bond Fund            Pilgrim High Yield Bond Fund
     ING National Tax-Exempt Bond Fund   Pilgrim National Tax-Exempt Bond Fund
     ING Money Market Fund               ING Pilgrim Money Market Fund



      On March 1, 2002, the name of the Trust changed from "Pilgrim Funds Trust" to "ING Funds Trust," and the names of each of the following ING Funds changed as follows:



     OLD NAME                                NEW NAME
     --------                                --------
     Pilgrim Intermediate Bond Fund          ING Intermediate Bond Fund
     Pilgrim High Yield Bond Fund            ING High Yield Bond Fund
     Pilgrim National Tax-Exempt Bond Fund   ING National Tax-Exempt Bond Fund
     ING Pilgrim Money Market Fund           ING Classic Money Market Fund



      HIGH YIELD OPPORTUNITY FUND, MONEY MARKET FUND AND STRATEGIC INCOME FUND. Prior to the Reorganization, High Yield Opportunity Fund, Money Market Fund and Strategic Income Fund were series of ING Mutual Funds ("Mutual Funds"). Mutual Funds is a Delaware business trust registered as an open-end management investment company. Mutual Funds was organized in 1992. Prior to a reorganization, which became effective on July 24, 1998, Mutual Funds offered shares in a number of separate portfolios, each of which invested all of its assets in a corresponding master fund of Nicholas-Applegate Investment Trust. This reorganization eliminated this two-tiered "master-feeder" structure.



      On March 15, 1999, the names of the series that were formerly part of Mutual Funds changed as follows:


     OLD NAME                                     NEW NAME
     --------                                     --------
     Nicholas-Applegate High Yield Bond Fund      Pilgrim High Yield Fund II
     Nicholas-Applegate High Quality Bond Fund    Pilgrim High Quality Bond Fund

      On May 24, 1999, the name of the Pilgrim High Quality Bond Fund changed to "Pilgrim Strategic Income Fund."


      On March 1, 2002, the names of the series that were formerly part of Mutual Funds changed as follows:


     OLD NAME                          NEW NAME
     --------                          --------
     Pilgrim High Yield Fund II        ING High Yield Opportunity Fund
     Pilgrim Strategic Income Fund     ING Strategic Income Fund
     Pilgrim Money Market Fund         ING Money Market Fund


      GNMA INCOME FUND. Prior to the Reorganization, GNMA Income Fund was the sole series of ING GNMA Income Fund, Inc. ING GNMA Income Fund, Inc. was a Maryland corporation registered as an open-end management investment company. The Fund was organized on August 15, 1973 under the name of "Lexington Income Fund." On December 22, 1980, the Fund changed its name to "Lexington GNMA Income Fund"; on July 26, 2000, to "Pilgrim GNMA Income Fund"; and on March 1, 2002, to "ING GNMA Income Fund."



      LEXINGTON MONEY MARKET TRUST. Prior to the Reorganization, Lexington Money Market Trust was a Massachusetts business trust registered as an open-end, diversified management investment company. Lexington Money Market Trust was organized on June 30, 1977 under the name of "Banner Redi-Resources Trust." Its name was changed on March 2, 1979 from "Banner Redi-Resources Trust" to "Lexington Money Market Trust," and on March 1, 2002, to "ING Lexington Money Market Trust."

                           MANAGEMENT OF THE ING FUNDS

MANAGEMENT OF THE ING FUNDS

      Set forth in the table below is information about each Trustee of the ING Funds.


                                                                                              NUMBER
                                                                                                OF
                                                                                            PORTFOLIOS
                                           TERM OF                                           IN FUND
                                           OFFICE                                            COMPLEX
                           POSITION(S)   AND LENGTH                                          OVERSEEN
                              HELD         OF TIME         PRINCIPAL OCCUPATION(S) -            BY        OTHER DIRECTORSHIPS HELD
 NAME, ADDRESS AND AGE      WITH FUND      SERVED(1)       DURING THE PAST 5 YEARS           TRUSTEE            BY TRUSTEE
 ---------------------      ---------      ---------       -----------------------           -------            ----------
INDEPENDENT TRUSTEES

PAUL S. DOHERTY          Trustee         October 1999  Retired.  Formerly, President and      102       Trustee, GCG Trust
7337 E. Doubletree                       - Present     Partner, Doherty, Wallace,                       (February 2002 - Present).
Ranch Rd.                                              Pillsbury and Murphy, P.C.,
Scottsdale, Arizona                                    Attorneys (1996 - 2001); Director,
85258                                                  Tambrands, Inc. (1993 - 1998); and
Age:  68                                               Trustee of each of the funds
                                                       managed by Northstar Investment
                                                       Management Corporation (1993 -
                                                       1999).

J. MICHAEL EARLEY        Trustee         February      President and Chief Executive          102       Trustee, GCG Trust (1997 -
7337 E. Doubletree                       2002 -        Officer, Bankers Trust Company,                  Present).
Ranch Rd.                                Present       N.A. (1992 - Present).
Scottsdale, Arizona
85258
Age:  57

R. BARBARA GITENSTEIN    Trustee         February      President, College of New Jersey       102       Trustee, GCG Trust (1997 -
7337 E. Doubletree                       2002 -        (1999 - Present).  Formerly,                     Present).
Ranch Rd.                                Present       Executive Vice President and
Scottsdale, Arizona                                    Provost, Drake University (1992 -
85258                                                  1998).
Age:  54

WALTER H. MAY            Trustee         October 1999  Retired.  Formerly, Managing           102       Trustee, GCG Trust
7337 E. Doubletree                       - Present     Director and Director of Marketing,              (February 2002 - Present)
Ranch Rd.                                              Piper Jaffray, Inc.; Trustee of                  and Best Prep Charity
Scottsdale, Arizona                                    each of the funds managed by                     (1991 - Present).
85258                                                  Northstar Investment Management
Age:  65                                               Corporation (1996 - 1999).

JOCK PATTON              Trustee         August 1995   Private Investor (June 1997 -          102       Trustee, GCG Trust
7337 E. Doubletree                       - Present     Present).  Formerly, Director and                (February 2002 - Present);
Ranch Rd.                                              Chief Executive Officer, Rainbow                 Director, Hypercom, Inc.
Scottsdale, Arizona                                    Multimedia Group, Inc. (January                  (January 1999 - Present);
85258                                                  1999 - December 2001); Director of               JDA Software Group, Inc.
Age:  56                                               Stuart Entertainment, Inc.;                      (January 1999 - Present);
                                                       Director of Artisoft, Inc. (1994 -               Buick of Scottsdale, Inc.;
                                                       1998); President and Co-Owner,                   National Airlines, Inc.;
                                                       StockVal, Inc. (November 1992 -                  BG Associates, Inc.; BK
                                                       June 1997) and Partner and                       Entertainment, Inc.; and
                                                       Director, Streich, Lang P.A. (1972               Arizona Rotorcraft, Inc.
                                                       - 1993).

                                                                                              NUMBER
                                                                                                OF
                                                                                            PORTFOLIOS
                                           TERM OF                                           IN FUND
                                           OFFICE                                            COMPLEX
                           POSITION(S)   AND LENGTH                                          OVERSEEN
                              HELD         OF TIME         PRINCIPAL OCCUPATION(S) -            BY        OTHER DIRECTORSHIPS HELD
 NAME, ADDRESS AND AGE      WITH FUND      SERVED(1)       DURING THE PAST 5 YEARS           TRUSTEE            BY TRUSTEE
 ---------------------      ---------      ---------       -----------------------           -------            ----------
DAVID W.C. PUTNAM        Trustee         October 1999  President and Director, F.L. Putnam    102       Trustee, GCG Trust
7337 E. Doubletree                       - Present     Securities Company, Inc. and its                 (February 2002 - Present),
Ranch Rd.                                              affiliates; President, Secretary                 Anchor International Bond
Scottsdale, Arizona                                    and Trustee, The Principled Equity               Trust (December 2000 -
85258                                                  Market Fund.  Formerly,                          Present); F.L. Putnam
Age:  62                                               Director/Trustee, Trust Realty                   Foundation (December 2000
                                                       Corp.; Anchor Investment Trust; Bow              - Present); Progressive
                                                       Ridge Mining Company and each of                 Capital Accumulation Trust
                                                       the funds managed by Northstar                   (August 1998 - Present);
                                                       Investment Management Corporation                Principled Equity Market
                                                       (1994 - 1999).                                   Fund (November 1996 -
                                                                                                        Present), Mercy Endowment
                                                                                                        Foundation (1995 -
                                                                                                        Present); Director, F.L.
                                                                                                        Putnam Investment
                                                                                                        Management Company
                                                                                                        (December 2001 -
                                                                                                        Present); Asian American
                                                                                                        Bank and Trust Company
                                                                                                        (June 1992 - Present);
                                                                                                        and Notre Dame Health
                                                                                                        Care Center (1991 -
                                                                                                        Present) F.L. Putnam
                                                                                                        Securities Company, Inc.
                                                                                                        (June 1978 - Present);
                                                                                                        and an Honorary Trustee,
                                                                                                        Mercy Hospital (1973 -
                                                                                                        Present).

BLAINE E. RIEKE          Trustee         February      General Partner, Huntington            102       Director/Trustee, GCG
7337 E. Doubletree                       2001 -        Partners (January 1997 - Present).               Trust (February 2002 -
Ranch Rd.                                Present       Formerly, Chairman and Chief                     Present) and Morgan Chase
Scottsdale, Arizona                                    Executive Officer, Firstar Trust                 Trust Co. (January 1998 -
85258                                                  Company (July 1973 - May 1996);                  Present).
Age:  68                                               Chairman of the Board and Trustee
                                                       of each of the funds managed by ING
                                                       Investment Management Co. LLC
                                                       (November 1998 - February 2001).

ROGER B. VINCENT         Trustee         February      President, Springwell Corporation      102       Trustee, GCG Trust (1994 -
7337 E. Doubletree                       2002 -        (1989 - Present).  Formerly,                     Present); and Director,
Ranch Rd.                                Present       Director, Tatham Offshore, Inc.                  AmeriGas Propane, Inc.
Scottsdale, Arizona                                    (1996 - 2000) and Petrolane, Inc.                (1998 - Present).
85258                                                  (1993 - 1995).
Age: 56

RICHARD A. WEDEMEYER     Trustee         February      Vice President - Finance and           102       Trustee, GCG Trust
7337 E. Doubletree                       2001 -        Administration, Channel Corporation              (February 2002 - Present)
Ranch Rd.                                Present       (1996 - Present).  Formerly, Vice                and Touchstone Consulting
Scottsdale, Arizona                                    President - Finance and                          Group (1997 - Present).
85258                                                  Administration, Performance
Age:  66                                               Advantage, Inc., services (1992 -
                                                       1996), Vice President, Operations
                                                       and Administration, Jim Henson
                                                       Productions (1979 - 1997); Trustee,
                                                       First Choice Funds (1997 - 2001);
                                                       and of each of the funds managed by
                                                       ING Investment Management Co. LLC
                                                       (1998 - 2001).

                                                                                              NUMBER
                                                                                                OF
                                                                                            PORTFOLIOS
                                           TERM OF                                           IN FUND
                                           OFFICE                                            COMPLEX
                           POSITION(S)   AND LENGTH                                          OVERSEEN
                              HELD         OF TIME         PRINCIPAL OCCUPATION(S) -            BY        OTHER DIRECTORSHIPS HELD
 NAME, ADDRESS AND AGE      WITH FUND      SERVED(1)       DURING THE PAST 5 YEARS           TRUSTEE            BY TRUSTEE
 ---------------------      ---------      ---------       -----------------------           -------            ----------
TRUSTEES WHO ARE
"INTERESTED PERSONS"

R. GLENN HILLIARD(2)     Trustee         February      Chairman and CEO, ING Americas and     102       Trustee, GCG Trust
ING Americas                             2002 -        Member, Americas Executive                       (February 2002 - Present)
5780 Powers Ferry Road,                  Present       Committee (1999 - Present).                      and Woodruff Arts Center;
NW Atlanta, GA 30327                                   Formerly, Chairman and CEO, ING                  Member of the Board of
Age:  59                                               North America (1994 - 1999).                     Directors, Clemson
                                                                                                        University Foundation, the
                                                                                                        Board of Councilors,
                                                                                                        Carter Center, and the
                                                                                                        High Museum of Art.

THOMAS J. MCINERNEY(3)   Trustee         April 2002 -  Chief Executive Officer, ING U.S.      152       Trustee, GCG Trust
7337 E. Doubletree                       Present       Financial Services (October 2001 -               (February 2002 - Present);
Ranch Rd.                                              Present); General Manager and Chief              Director, Ameribest Life
Scottsdale, Arizona                                    Executive Officer, ING U.S.                      Insurance Co., Equitable
85258                                                  Worksite Financial Services                      Life Insurance Co., First
Age:  46                                               (December 2000 - Present); Member,               Columbine Life Insurance
                                                       ING Americas Executive Committee                 Co., Golden American Life
                                                       (2001 - Present); President, Chief               Insurance Co., Life
                                                       Executive Officer and Director of                Insurance Company of
                                                       Northern Life Insurance Company                  Georgia, Midwestern United
                                                       (2001 - Present), ING Aeltus                     Life Insurance Co.,
                                                       Holding Company, Inc. (2000 -                    ReliaStar Life Insurance
                                                       Present), ING Retail Holding                     Co., Security Life of
                                                       Company (2000 - Present), ING Life               Denver, Security
                                                       Insurance and Annuity Company (1997              Connecticut Life Insurance
                                                       - Present) and ING Retirement                    Co., Southland Life
                                                       Holdings, Inc. (1997 - Present).                 Insurance Co., USG Annuity
                                                       Formerly, General Manager and Chief              and Life Company, and
                                                       Executive Officer, ING Worksite                  United Life and Annuity
                                                       Division (December 2000 - October                Insurance Co. Inc (March
                                                       2001), President, ING-SCI, Inc.                  2001 - Present); Member of
                                                       (August 1997 - December 2000);                   the Board, National
                                                       President, Aetna Financial Services              Commission on Retirement
                                                       (August 1997 - December 2000); Head              Policy, Governor's Council
                                                       of National Accounts, Core Sales                 on Economic
                                                       and Marketing, Aetna U.S.                        Competitiveness and
                                                       Healthcare (April 1996 - March                   Technology of Connecticut,
                                                       1997); Head of Corporate                         Connecticut Business and
                                                       Strategies, Aetna Inc. (July 1995 -              Industry Association,
                                                       April 1996) and has held a variety               Bushnell; Connecticut
                                                       of line and corporate staff                      Forum; Metro Hartford
                                                       positions since 1978.                            Chamber of Commerce; and
                                                                                                        is Chairman, Concerned
                                                                                                        Citizens for Effective
                                                                                                        Government.

JOHN G. TURNER(4)        Chairman and    10-29-99 -    President, Turner Investment           102       Trustee, GCG; Director,
7337 E. Doubletree       Trustee         Present       Company (January 2002 - Present).                Hormel Foods Corporation
Ranch Rd.                                              Mr. Turner was formerly Vice                     (March 2000 - Present);
Scottsdale, Arizona                                    Chairman of ING Americas (2000 -                 Shopko Stores, Inc.
85258                                                  2001); Chairman and Chief Executive              (August 1999 - Present);
Age:  62                                               Officer of ReliaStar Financial                   and M.A. Mortenson Company
                                                       Corp. and ReliaStar Life Insurance               (March 2002 - Present).
                                                       Company (1993 - 2000); Chairman of
                                                       ReliaStar United Services Life
                                                       Insurance Company (1995 -
                                                       1998); Chairman of
                                                       ReliaStar Life Insurance
                                                       Company of New York (1995
                                                       - 2001); Chairman of
                                                       Northern Life Insurance
                                                       Company (1992 - 2001);
                                                       Chairman and
                                                       Director/Trustee of the
                                                       Northstar affiliated
                                                       investment companies
                                                       (1993 -

                                                                                              NUMBER
                                                                                                OF
                                                                                            PORTFOLIOS
                                           TERM OF                                           IN FUND
                                           OFFICE                                            COMPLEX
                           POSITION(S)   AND LENGTH                                          OVERSEEN
                              HELD         OF TIME         PRINCIPAL OCCUPATION(S) -            BY        OTHER DIRECTORSHIPS HELD
 NAME, ADDRESS AND AGE      WITH FUND      SERVED(1)       DURING THE PAST 5 YEARS           TRUSTEE            BY TRUSTEE
 ---------------------      ---------      ---------       -----------------------           -------            ----------
                                                       2001) and Director, Northstar
                                                       Investment Management Corporation
                                                       and its affiliates (1993 - 1999 ).



----------


(1)   Trustees serve until their successors are duly elected and qualified


(2) Mr. Hilliard is an "interested person," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person," as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC

(4) Mr. Turner is an "interested person," as defined by the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                            POSITIONS HELD         TERM OF OFFICE AND LENGTH
  NAME, ADDRESS AND             WITH                       OF TIME                       PRINCIPAL OCCUPATION(S) DURING THE
        AGE                   THE FUND                  SERVED (1)(2)                         LAST FIVE YEARS (3)
        ---                   --------                  -------------                         -------------------
JAMES M. HENNESSY       President, Chief       March 2002 - Present               President and Chief Executive Officer, ING
7337 E. Doubletree      Executive Officer and  (for the ING Funds)                Capital Corporation, LLC, ING Funds
Ranch Rd.               Chief Operating                                           Services, LLC, ING Advisors, Inc., ING
Scottsdale, Arizona     Officer                                                   Investments, LLC, Lexington Funds
85258                                                                             Distributor, Inc., Express America TC, Inc.
Age:  53                President, Chief       February 2001 - March 2002         and EAMC Liquidation Corp. (December 2001 -
                        Executive Officer and  (for the Pilgrim Funds)            Present); Executive Vice President and Chief
                        Chief Operating                                           Operating Officer, ING Quantitative
                        Officer                                                   Management, Inc. (October 2001 - Present)
                                                                                  and ING Funds Distributor, Inc. (June 2000 -
                        Chief Operating        June 2000 - February 2001          Present).  Formerly, Senior Executive Vice
                        Officer                (for the Pilgrim Funds)            President (June 2000 - December 2000) and
                                                                                  Secretary (April 1995 - December 2000), ING
                                                                                  Capital Corporation, LLC, ING Funds
                                                                                  Services, LLC, ING Investments, LLC, ING
                                                                                  Advisors, Inc., Express America TC, Inc. and
                                                                                  EAMC Liquidation Corp.; Executive Vice
                                                                                  President, ING Capital Corporation, LLC and
                                                                                  its affiliates (May 1998 - June 2000); and
                                                                                  Senior Vice President, ING Capital
                                                                                  Corporation, LLC and its affiliates (April
                                                                                  1995 - April 1998).

STANLEY D. VYNER        Executive Vice         March 2002 - Present               Executive Vice President, ING Advisors, Inc.
7337 E. Doubletree      President              (for the ING Funds)                and ING Investments, LLC (July 2000 -
Ranch Rd.                                                                         Present) and Chief Investment Officer of the
Scottsdale, Arizona     Executive Vice         July 1996 - March 2002             International Portfolios, ING Investments,
85258                   President              (for the international portfolios  LLC (July 1996 - Present).  Formerly,
Age:  52                                       of the Pilgrim Funds)              President and Chief Executive Officer, ING
                                                                                  Investments, LLC (August 1996 - August 2000).

MARY LISANTI            Executive Vice         March 2002 - Present               Executive Vice President, ING Investments,
7337 E. Doubletree      President              (for the ING Funds)                LLC and ING Advisors, Inc. (November 1999 -
Ranch Rd.                                                                         Present) and ING Quantitative Management,
Scottsdale, Arizona     Executive Vice         May 1998 - March 2002              Inc. (July 2000 - Present); Chief Investment
85258                   President              (for the domestic equity           Officer of the Domestic Equity Portfolios,
Age:  45                                       portfolios of the Pilgrim Funds)   ING Investments, LLC (November 1999 -
                                                                                  Present).  Formerly, Executive Vice
                                                                                  President and Chief Investment Officer for
                                                                                  the Domestic Equity Portfolios of Northstar
                                                                                  Investment Management Corporation, whose
                                                                                  name changed to Pilgrim Advisors, Inc. and
                                                                                  subsequently, became part of ING
                                                                                  Investments, LLC  (May 1998 - October 1999);
                                                                                  and Portfolio Manager, Strong Capital
                                                                                  Management (May 1996 - May 1998).

                            POSITIONS HELD         TERM OF OFFICE AND LENGTH
  NAME, ADDRESS AND             WITH                       OF TIME                       PRINCIPAL OCCUPATION(S) DURING THE
        AGE                   THE FUND                  SERVED (1)(2)                         LAST FIVE YEARS (3)
        ---                   --------                  -------------                         -------------------
MICHAEL J. ROLAND       Executive Vice         March 2002 - Present               Executive Vice President, Chief Financial
7337 E. Doubletree      President, Assistant   (for the ING Funds)                Officer and Treasurer, ING Funds Services,
Ranch Rd.               Secretary and                                             LLC, ING Funds Distributor, Inc., ING
Scottsdale, Arizona     Principal Financial                                       Advisors, Inc., ING Investments, LLC, ING
85258                   Officer                                                   Quantitative Management, Inc., Lexington
Age:  44                                                                          Funds Distributor, Inc., Express America TC,
                        Senior Vice President  June 1998 - February 2002          Inc. and EAMC Liquidation Corp. (December
                        and Chief Financial    (for the Pilgrim Funds)            2001 - Present).  Formerly, Senior Vice
                        Officer                                                   President, ING Funds Services, LLC, ING
                                                                                  Investments, LLC and ING Funds Distributor,
                                                                                  Inc. (June 1998 - December 2001) and Chief
                                                                                  Financial Officer of Endeavor Group (April
                                                                                  1997 - June 1998).

RALPH G. NORTON III     Senior Vice President  March 2002 - Present               Senior Vice President, ING Investment
7337 E. Doubletree                             (for the ING Funds)                Advisors, Inc. and ING Investments, LLC
Ranch Rd.                                                                         (October 2001 - Present) and Chief
Scottsdale, Arizona     Senor Vice President   August 2001 - March 2002           Investment Officer of the Fixed Income
85258                                          (for the fixed income portfolios   Portfolios, ING Investments, LLC  (October
Age: 42                                        of the Pilgrim Funds)              2001 - Present).  Formerly, Senior Market
                                                                                  Strategist, Aeltus Investment Management,
                                                                                  Inc. (January 2001 - August 2001) and Chief
                                                                                  Investment Officer, ING Investments, LLC
                                                                                  (1990 - January 2001).

ROBERT S. NAKA          Senior Vice President  March 2002 - Present               Senior Vice President and Assistant
7337 E. Doubletree      and Assistant          (for the ING Funds)                Secretary, ING Funds Services, LLC, ING
Ranch Rd.               Secretary                                                 Funds Distributor, Inc., ING Advisors, Inc.,
Scottsdale, Arizona                                                               ING Capital Corporation, LLC, ING
85258                   Senior Vice President  November 1999 - March 2002         Investments, LLC, ING Quantitative
Age:  39                and Assistant          (for the Pilgrim Funds)            Management, Inc. (October 2001 - Present)
                        Secretary                                                 and Lexington Funds Distributor, Inc.
                                                                                  (December 2001 - Present).  Formerly, Vice
                        Assistant Secretary    July 1996 - November 1999          President, ING Investments, LLC (April 1997
                                               (for the Pilgrim Funds)            - October 1999), ING Funds Services, LLC
                                                                                  (February 1997 - August 1999) and Assistant
                                                                                  Vice President, ING Funds Services, LLC
                                                                                  (August 1995 - February 1997).

ROBYN L. ICHILOV        Vice President and     March 2002 - Present               Vice President, ING Funds Services, LLC
7337 E. Doubletree      Treasurer              (for the ING Funds)                (October 2001 - Present) and ING
Ranch Rd.                                                                         Investments, LLC (August 1997 - Present);
Scottsdale, Arizona     Vice President and     May 1998 - March 2002              Accounting Manager, ING Investments, LLC
85258                   Treasurer              (for the Pilgrim Funds)            (November 1995 - Present).
Age:  34
                        Vice President         November 1997 - May 1998
                                               (for the Pilgrim Funds)

                            POSITIONS HELD         TERM OF OFFICE AND LENGTH
  NAME, ADDRESS AND             WITH                       OF TIME                       PRINCIPAL OCCUPATION(S) DURING THE
        AGE                   THE FUND                  SERVED (1)(2)                         LAST FIVE YEARS (3)
        ---                   --------                  -------------                         -------------------
KIMBERLY A. ANDERSON    Vice President and     March 2002 - Present               Vice President, ING Quantitative Management,
7337 E. Doubletree      Secretary              (for the ING Funds)                Inc. (October 2001 - Present); Vice
Ranch Rd.                                                                         President and Assistant Secretary, ING Funds
Scottsdale, Arizona                            February 2001 - March 2002         Services, LLC, ING Funds Distributor, Inc.,
85258                                          (for the Pilgrim Funds)            ING Advisors, Inc., ING Investments, LLC
Age:  37                                                                          (October 2001 - Present) and Lexington Funds
                                                                                  Distributor, Inc. (December 2001 -
                                                                                  Present).  Formerly, Assistant Vice
                                                                                  President, ING Funds Services, LLC (November
                                                                                  1999 - January 2001) and has held various
                                                                                  other positions with ING Funds Services, LLC
                                                                                  for more than the last five years.

LOURDES R. BERNAL       Vice President         April 2002 - Present               Vice President, ING Investments, LLC
7337 E. Doubletree                             (for the ING Funds)                (January 2002 - Present).  Formerly, Senior
Ranch Rd.                                                                         Manager - Investment Management Practice,
Scottsdale, Arizona                            March 2002 - April 2002            PricewaterhouseCoopers LLP (July 2000 -
85258                                          (for certain ING Funds)            December 2001); Manager,
Age:  32                                                                          PricewaterhouseCoopers LLP (July 1998 - July
                                               February 2002 to present           2000); and Manager, Coopers & Lybrand LLP
                                               (for the Pilgrim Funds)            (July 1996 - June 1998.

TODD MODIC              Assistant Vice         April 2002 - Present               Director of Financial Reporting, ING
7337 E. Doubletree      President              (for the ING Funds)                Investments, LLC (March 2001 - Present).
Ranch Rd.                                                                         Formerly, Director of Financial Reporting,
Scottsdale, Arizona                            March 2002 - Present               Axient Communications, Inc. (May 2000 -
85258                                          (for certain ING Funds)            January 2001) and Director of Finance,
Age:  34                                                                          Rural/Metro Corporation (March 1995 - May
                                               August 2001 - March 2002           2000).
                                               (for the Pilgrim Funds)

MARIA M. ANDERSON       Assistant Vice         April 2002 - Present               Assistant Vice President, ING Funds
7337 E. Doubletree      President              (for the ING Funds)                Services, LLC (October 2001 - Present).
Ranch Rd.                                                                         Formerly, Manager of Fund Accounting and
Scottsdale, Arizona                            March 2002 - April 2002            Fund Compliance, ING Investments, LLC
85258                                          (for certain ING Funds)            (September 1999 - November 2001); Section
Age: 44                                                                           Manager of Fund Accounting, Stein Roe Mutual
                                               August 2001 - March 2002           Funds (July 1998 - August 1999); and
                                               (for the Pilgrim Funds)            Financial Reporting Analyst, Stein Roe
                                                                                  Mutual Funds (August 1997 - July 1998).

DENIS P. JAMISON        Senior Vice President  March 2002 - Present               Senior Vice President, ING Investments, LLC
7337 E. Doubletree      and Senior Portfolio   (for certain ING Funds)            (July 2000 - Present).  Formerly, Senior
Ranch Rd.               Manager                                                   Vice President, Lexington Management
Scottsdale, Arizona     (GNMA Income Fund,     February 2001 - March 2002         Corporation, which was acquired by ING
85258                   Money Market Fund and  (for certain Pilgrim Funds)        Investments, LLC's parent company in July
Age:  54                Lexington Money                                           2000 (July 1981 - July 2000).
                        Market Trust)

                            POSITIONS HELD         TERM OF OFFICE AND LENGTH
  NAME, ADDRESS AND             WITH                       OF TIME                       PRINCIPAL OCCUPATION(S) DURING THE
        AGE                   THE FUND                  SERVED (1)(2)                         LAST FIVE YEARS (3)
        ---                   --------                  -------------                         -------------------
ROBERT K. KINSEY        Vice President and     March 2002 - Present               Vice President, ING Investments, LLC (March
7337 E. Doubletree      Portfolio Manager      (for certain ING Funds)            1999 - Present).  Formerly, Vice President
Ranch Rd.               (Strategic Income                                         and the Fixed Income Portfolio Manager,
Scottsdale, Arizona     Fund)                  May 1999 - March 2002              Federated Investors (January 1995 - March
85258                                          (for certain Pilgrim Funds)        1999); and Principal and Sub-Adviser, Harris
Age:  44                                                                          Investment Management (July 1992 - January
                                                                                  1995).

ANDY MITCHELL           Vice President and     March 2002 - Present               Vice President, ING Investments, LLC (July
7337 E. Doubletree      Co-Portfolio Manager   (for certain ING Funds)            2000 - Present).  Formerly, Senior Credit
Ranch Rd.               (High Yield                                               Analyst, Katonah Capital (March 2000 - July
Scottsdale, Arizona     Opportunity Fund)                                         2000); Vice President and Senior High Yield
85258                                                                             Analyst, Merrill Lynch Asset Management
Age:  39                                                                          (March 1998 - March 2000); and Assistant
                                                                                  Vice President and Senior High Yield
                                                                                  Analyst, Schroder Capital Management (March
                                                                                  1994 - March 1998).

ROSEANN G. MCCARTHY     Assistant Vice         March 2002 - Present               Assistant Vice President, ING Investments,
7337 E. Doubletree      President and          (for certain ING Funds)            LLC (July 2000 - Present).  Formerly,
Ranch Rd.               Portfolio Manager                                         Assistant Vice President, Lexington
Scottsdale, Arizona     (GNMA Income Fund)     July 2000 - March 2002             Management Corporation, which was acquired
85258                                          (for certain Pilgrim Funds)        by ING Investments, LLC's parent company
Age:  34                                                                          July 2000, (April 1990 - July 2000).

EDWIN SCHRIVER          Senior Vice President  March 2002 - Present               Senior Vice President (November 1999 -
7337 E. Doubletree      and Senior Portfolio   (for certain ING Funds)            Present) and Senior Portfolio Manager
Ranch Rd.               Manager                                                   (October 2001 - Present), ING Investments,
Scottsdale, Arizona     (Strategic Income and  October 2000 - March 2002          LLC.  Formerly, Senior High Yield Analyst,
85258                   High Yield             (for certain Pilgrim Funds)        Dreyfus Corporation (April 1998 - November
Age:  57                Opportunity Funds)                                        1999); and President, Crescent City Research
                                                                                  (July 1993 - April 1998).

RUSS STIVER             Vice President and     March 2002 - Present               Vice President, ING Investments, LLC (May
7337 E. Doubletree      Co-Portfolio Manager   (for certain ING Funds)            2000 - Present).  Formerly, Acting Vice
Ranch Rd.               (High Yield                                               President, ING Investments, LLC (April 1999
Scottsdale, Arizona     Opportunity Funds)     October 2000 - March 2002          - April 2000) and Portfolio Manager,
85258                                          (for certain Pilgrim Funds)        Manulife Financial (November 1996 - April
Age:  39                                                                          2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) Prior to May 1999, the Pilgrim family of funds consisted of 5 registrants with 8 series. As of May 24, 1999, the former Nicholas-Applegate Capital Management funds (consisting of 1 registrant with 11 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On November 16, 1999, the former Northstar funds (consisting of 9 registrants with 22 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On July 26, 2000, the former Lexington funds (consisting of 14 registrants with 14 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 23, 2001, the original ING funds (consisting of 2 registrants with 18 series) joined the fund complex and the fund complex retained the name "Pilgrim Funds." On March 1, 2002, the former Aetna funds (consisting of 8 registrants with 50 series) joined the fund complex and the name of the fund complex name changed to "ING Funds.

(3) The following documents the evolution of the name of each ING corporate entity referenced in the above biographies:

ING Investments, LLC (March 2002 - name changed from ING     ING Funds Services, LLC (March 2002 - name changed from ING
Pilgrim Investments, LLC)                                    Pilgrim Group, LLC)
-------------------------                                    -------------------
   ING Mutual Funds Management Co., LLC (April 2001 -           ING Pilgrim Group, Inc. (February 2001 - merged into
   merged into ING Pilgrim Investments, LLC)                    Pilgrim Group LLC)
   ING Pilgrim Investments, Inc. (February 2001 - merged        ING Pilgrim Group, LLC (February 2001 - formed)
   into ING Pilgrim Investments, LLC)                           ING Pilgrim Group, Inc. (September 2000 - name changed
   ING Pilgrim Investments, LLC (February 2001 - formed)        from Pilgrim Group, Inc.)
   ING Pilgrim Investments, Inc. (September 2000 - name         Lexington Global Asset Managers, Inc. (July 2000 - merged
   changed from Pilgrim Investments, Inc.)                      into Pilgrim Group, Inc.)
   Pilgrim Advisors, Inc.** (April 2000 - merged into           Northstar Administrators, Inc. (November 1999 - merged
   Pilgrim Investments, Inc.)                                   into Pilgrim Group, Inc.)
   Pilgrim Investments, Inc. (October 1998 - name changed       Pilgrim Group, Inc. (October 1998 - name changed from
   from Pilgrim America Investments, Inc.)                      Pilgrim American Group, Inc.)
   Pilgrim America Investments, Inc. (April 1995 - name         Pilgrim America Group, Inc. (April 1995 - name changed
   changed from Newco Advisory Corporation)                     from Newco Holdings Management Corporation)
   Newco Advisory Corporation (December 1994 - incorporated)    Newco Holdings Management Corporation (December 1994 -
                                                                incorporated)

   **Pilgrim Advisors, Inc. (November 1999 - name changed from Northstar Investment Management Corporation)

ING Funds Distributor, Inc.  (March 2002 - name changed      ING Capital Corporation, LLC (March 2002 - name changed from
from ING Pilgrim Securities, Inc.)                           ING Pilgrim Capital Corporation, LLC)
----------------------------------                           -------------------------------------
   ING Pilgrim Securities, Inc. (September 2000 - name          ING Pilgrim Capital Corporation (February 2001 - merged
   changed from Pilgrim Securities, Inc.)                       into ING Pilgrim Capital Corporation, LLC)
   Northstar Distributors Inc. (November 1999 - merged into     ING Pilgrim Capital Corporation, LLC (February 2001 -
   Pilgrim Securities, Inc.)                                    formed)
   Pilgrim Securities, Inc.  (October 1998 - name changed       ING Pilgrim Capital Corporation (September 2000 - name
   from Pilgrim America Securities, Inc.)                       changed from Pilgrim Capital Corporation)
   Pilgrim America Securities, Inc. (April 1995 - name          Pilgrim Capital Corporation (February 2000 - name changed
   changed from Newco Distributors Corporation)                 from Pilgrim Holdings Corporation)
   Newco Distributors Corporation (December 1994  -             Pilgrim Holdings Corporation (October 1999 - name changed
   incorporated)                                                from Northstar Holdings, Inc.)
                                                                Northstar Holdings, Inc. (October 1999 - merged into
                                                                Pilgrim Capital Corporation)
                                                                Pilgrim Capital Corporation (June 1999 - name changed from Pilgrim
                                                                America Capital Corporation)
                                                                Pilgrim Capital Corporation (June 1999 - merged into Pilgrim America
                                                                Capital Corporation)
                                                                Pilgrim America Capital Corporation (April 1997 -
                                                                incorporated)

ING Advisors, Inc. (March 2002 - name changed from ING       ING Quantitative Management, Inc. (March 2002 - name changed from
Pilgrim Advisors, Inc.)                                      ING Pilgrim Quantitative Management, Inc.)
-----------------------                                      -------------
   ING Pilgrim Advisors, Inc. (March 2001 - name changed        ING Pilgrim Quantitative Management, Inc. (March 2001 - name changed
   from ING Lexington Management Corporation)                   from Market Systems Research Advisors)
   ING Lexington Management Corporation (October 2000           Market Systems Research Advisors, Inc. (November 1986 -
   name changed from Lexington Management Corporation)          incorporated)
Lexington Management Corporation (December 1996 -
incorporated

BOARD OF TRUSTEES



      The Board of Trustees governs each Fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.


Committees


      An Executive Committee of the Board of Trustees was formed in order to act on behalf of the full Board of Trustees between meetings when necessary. The following Trustees serve as members of the Executive Committee: Messrs. Turner, McInerney, May and Patton. Mr. Turner serves as Chairman of the Committee. The Executive Committee held three (3) meetings during the fiscal year ended March 31, 2002.



      The Board of Trustees has an Audit Committee whose function is to meet with the independent accountants of the Trust to review the scope of the Trust's audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists of Messrs. Doherty, Earley, Rieke, Vincent, and Wedemeyer. Mr. Rieke serves as Chairman of the Committee. The Audit Committee held five (5) meetings the fiscal year ended March 31, 2002.



      The Board of Trustees has formed a Valuation Committee whose function is to review the determination of the value of securities held by the ING Funds for which market quotations are not available. The Valuation Committee currently consists of Dr. Gitenstein and Messrs. May, Patton, and Putnam. Mr. Patton serves as Chairman of the Committee. The Valuation Committee held six (6) meetings during the fiscal year ended March 31, 2002.



      The Board of Trustees has established a Nominating Committee for the purpose of considering and presenting to the Board of Trustees candidates it proposes for nomination to fill Independent Trustee vacancies on the Board of Trustees. The Nominating Committee currently consists of Dr. Gitenstein and Messrs. Doherty, May, and Wedemeyer. Mr. May serves as Chairman of the Committee. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held one (1) meeting during the fiscal year ended March 31, 2002.



      The Board of Trustees has established an Investment Review Committee whose function is to monitor the investment performance of the Fixed Income ING Funds and to make recommendations to the Board of Trustees with respect to the Fixed Income ING Funds. The Committee for the Fixed Income ING Funds currently consists of Messrs. Doherty, Earley, McInerney, and Putnam. Mr. Doherty serves as Chairman of the Committee. The Committee was established on February 26, 2002. The Investment Review Committee held one (1) meeting during the fiscal year ended March 31, 2002.




TRUSTEE OWNERSHIP OF SECURITIES



      Set forth below is the dollar range of equity securities owned by each Trustee as of December 31, 2001.

                                                                                                                   AGGREGATE DOLLAR
                                                                                                                    RANGE OF EQUITY
                                                                                                                     SECURITIES IN
                                                                                                                    ALL REGISTERED
                                                                                                                      INVESTMENT
                                                                                                                      COMPANIES
                                                                                             NATIONAL                  OVERSEEN
                       CLASSIC           HIGH     HIGH                    LEXINGTON            TAX-                 BY TRUSTEE IN
                        MONEY    GNMA   YIELD     YIELD                     MONEY    MONEY    EXEMPT   STRATEGIC       FAMILY
                       MARKET   INCOME   BOND  OPPORTUNITY  INTERMEDIATE    MARKET   MARKET    BOND     INCOME      OF INVESTMENT
   NAME OF TRUSTEE      FUND     FUND    FUND     FUND       BOND FUND      TRUST     FUND     FUND      FUND         COMPANIES
   ---------------      ----     ----    ----     ----       ---------      -----     ----     ----      ----         ---------
INDEPENDENT
TRUSTEES
Paul S. Doherty                                                                                          None      $10,001 - $50,000
J. Michael Earley                                                                                        None            None
R. Barbara Gitenstein                                                                                    None            None
Walter H. May                                                                                            None        Over $100,000
Jock Patton                                                                                              None     $50,001 - $100,000
David W. C. Putnam                                                                                       None            None
Blaine E. Rieke                                                                                          None     $50,001 - $100,000
Roger B. Vincent                                                                                         None            None
Richard A. Wedemeyer                                                                                     None      $10,001 - $50,000

TRUSTEES WHO ARE
"INTERESTED PERSONS"
R. Glenn Hilliard                                                                                        None        Over $100,000
Thomas J. McInerney                                                                                      None         $1 - $10,000
John G. Turner                                                                                           None        Over $100,000

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES



          Set forth in the table below is information regarding each Independent Trustee's (and his or her immediate family members) share ownership in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2001.




       NAME OF TRUSTEE          NAME OF OWNERS AND            COMPANY       TITLE OF CLASS        VALUE OF        PERCENTAGE OF
                              RELATIONSHIP TO TRUSTEE                                            SECURITIES           CLASS
-------------------------------------------------------------------------------------------------------------------------------
Paul S. Doherty                         N/A                     N/A              N/A              $    0               N/A
J. Michael Earley                       N/A                     N/A              N/A                   0               N/A
R. Barbara Gitenstein                   N/A                     N/A              N/A                   0               N/A
Walter H. May                           N/A                     N/A              N/A                   0               N/A
Jock Patton                             N/A                     N/A              N/A                   0               N/A
David W. C. Putnam                      N/A                     N/A              N/A                   0               N/A
Blaine E. Rieke                         N/A                     N/A              N/A                   0               N/A
Roger B. Vincent                        N/A                     N/A              N/A                   0               N/A
Richard A. Wedemeyer                    N/A                     N/A              N/A                   0               N/A






COMPENSATION OF TRUSTEES



           Each Fund pays each Trustee who is not an interested person a pro rata share, as described below, of: (i) an annual retainer of $35,000 (Messrs. Patton and May, as lead Trustees, receive an annual retainer of $45,000); (ii) $5,500 for each in person meeting of the Board; (iii) $1,000 per attendance of any committee meeting; (iv) $1,000 per telephonic meeting; and (v) out-of-pocket expenses. The pro rata share paid by each Fund is based on each Fund's average net assets as a percentage of the average net assets of all the funds managed by the ING Funds' investment adviser for which the Trustees serve in common as Trustees.



           The following table sets forth information regarding compensation of Trustees by the Trust and other funds managed by the ING Funds' investment adviser for the fiscal year ended March 31, 2001. Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Fund or any other funds managed by the ING Funds' investment adviser.

COMPENSATION TABLE



                                                         AGGREGATE COMPENSATION FROM:
                                           ---------------------------------------------------------------

                                            CLASSIC                 HIGH
                                             MONEY       GNMA       YIELD      HIGH YIELD
                                             MARKET     INCOME      BOND      OPPORTUNITY     INTERMEDIATE
NAME OF PERSON, POSITION                      FUND       FUND       FUND          FUND          BOND FUND
----------------------------------------------------------------------------------------------------------
Mary A. Baldwin(1) - Advisory Board        $  ____    $  ____       ____       $  ____          $  ____
Member
S.M.S. Chadha(1) - Advisory Board Member      ____       ____       ____          ____             ____
Paul S. Doherty - Trustee                     ____       ____       ____          ____             ____
J. Michael Earley(2) - Trustee
R. Barbara Gitenstein(2) - Trustee
Alan S. Gosule(3) Trustee                     ____       ____       ____          ____             ____
R. Glenn Hilliard(4)(5) - Trustee              N/A        N/A        N/A           N/A              N/A
Walter H. May - Trustee                       ____       ____       ____          ____             ____
Andrew M. McCosh(1) - Advisory Board          ____       ____       ____          ____             ____
Member
Thomas J. McInerney(5) - Trustee               N/A        N/A        N/A           N/A              N/A
Jock Patton - Trustee                         ____       ____       ____          ____             ____
David W.C. Putnam - Trustee                   ____       ____       ____          ____             ____
Blaine E. Rieke - Trustee                     ____       ____       ____          ____             ____
John G. Turner(5) - Trustee                    N/A        N/A        N/A           N/A              N/A
Roger B. Vincent(2) - Trustee
Richard A. Wedemeyer - Trustee                ____       ____       ____          ____             ____



                                             PENSION OR                             TOTAL COMPENSATION
                                         RETIREMENT BENEFITS       ESTIMATED          FROM REGISTRANT
                                         ACCRUED AS PART OF     ANNUAL BENEFITS      AND FUND COMPLEX
NAME OF PERSON, POSITION                    FUND EXPENSES      UPON RETIREMENT(6)    PAID TO TRUSTEES
-------------------------------------------------------------------------------------------------------
Mary A. Baldwin(1) - Advisory Board             N/A                   N/A             $   ____
Member
S.M.S. Chadha(1) - Advisory Board Member        N/A                   N/A                 ____
Paul S. Doherty - Trustee                       N/A                   N/A                 ____
J. Michael Earley(2) - Trustee
R. Barbara Gitenstein(2) - Trustee
Alan S. Gosule(3) Trustee                       N/A                   N/A                 ____
R. Glenn Hilliard(4)(5) - Trustee               N/A                   N/A                  N/A
Walter H. May - Trustee                         N/A                   N/A                 ____
Andrew M. McCosh(1) - Advisory Board            N/A                   N/A                 ____
Member
Thomas J. McInerney(5) - Trustee                N/A                   N/A                  N/A
Jock Patton - Trustee                           N/A                   N/A                 ____
David W.C. Putnam - Trustee                     N/A                   N/A                 ____
Blaine E. Rieke - Trustee                       N/A                   N/A                 ____
John G. Turner(5) - Trustee                     N/A                   N/A                  N/A
Roger B. Vincent(2) - Trustee
Richard A. Wedemeyer - Trustee                  N/A                   N/A                 ____



(1) Resigned as an advisory board member on December 31, 2001. Ms. Baldwin was paid $132,500 by the Investment Adviser upon her resignation. Such payment was equal to twice the compensation normally paid to her for one year of service.



(2)      Elected as a Trustee of the ING Funds on February 22, 2002.



(3) Resigned as a Trustee effective December 28, 2001. Mr. Gosule is a partner at Clifford Chance Rogers and Wells LLP, which has provided legal services to certain ING Funds. Mr. Gosule was paid $132,500 upon his resignation pursuant to a retirement policy adopted by the ING Funds. Mr. Gosule satisfied the criteria for such payment (which was equal to twice the compensation normally paid to him for one year of service) since he served as an Independent Director/Trustee for certain ING Funds for 5 years prior to his resignation.



(4)      Elected as a Trustee of the ING Funds on February 26, 2002.



(5) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with the investment adviser to the ING Funds. Officers and Directors/Trustees who are interested persons do not receive any compensation from the Funds.



(6) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

COMPENSATION TABLE



                                                   AGGREGATE COMPENSATION FROM:
                                           ---------------------------------------------
                                                                                               PENSION OR          ESTIMATED
                                           LEXINGTON                                           RETIREMENT            ANNUAL
                                             MONEY      MONEY      NATIONAL    STRATEGIC        BENEFITS            BENEFITS
                                             MARKET     MARKET    TAX-EXEMPT   INCOME       ACCRUED AS PART           UPON
NAME OF PERSON, POSITION                    TRUST(1)     FUND     BOND FUND    FUND(1)     OF FUND EXPENSES       RETIREMENT(6)
-------------------------------------------------------------------------------------------------------------------------------
Mary A. Baldwin(1) - Advisory Board        $   ____   $  ____       ____      $  ____             N/A                  N/A
Member
S.M.S. Chadha(1) - Advisory Board Member      ____       ____       ____         ____             N/A                  N/A
Paul S. Doherty - Trustee
J. Michael Earley(2) - Trustee
R. Barbara Gitenstein(2) - Trustee
Alan S. Gosule(3) Trustee                     ____       ____       ____         ____             N/A                  N/A
R. Glenn Hilliard(4)(5) - Trustee              N/A        N/A         N/A         N/A             N/A                  N/A
Walter H. May - Trustee                       ____       ____       ____         ____             N/A                  N/A
Andrew M. McCosh(1) - Advisory Board          ____       ____       ____         ____             N/A                  N/A
Member
Thomas J. McInerney(5) - Trustee               N/A        N/A         N/A         N/A             N/A                  N/A
Jock Patton - Trustee                         ____       ____       ____         ____             N/A                  N/A
David W.C. Putnam - Trustee                   ____       ____       ____         ____             N/A                  N/A
Blaine E. Rieke - Trustee                     ____       ____       ____         ____             N/A                  N/A
John G. Turner(5) - Trustee                    N/A        N/A         N/A         N/A             N/A                  N/A
Roger B. Vincent(2) - Trustee                 ____       ____       ____         ____             N/A                  N/A
Richard A. Wedemeyer - Trustee



                                            TOTAL COMPENSATION
                                           FROM REGISTRANT AND
                                            FUND COMPLEX PAID
NAME OF PERSON, POSITION                       TO TRUSTEES
--------------------------------------------------------------
Mary A. Baldwin(1) - Advisory Board              $  ____
Member
S.M.S. Chadha(1) - Advisory Board Member            ____
Paul S. Doherty - Trustee
J. Michael Earley(2) - Trustee
R. Barbara Gitenstein(2) - Trustee
Alan S. Gosule(3) Trustee                           ____
R. Glenn Hilliard(4)(5) - Trustee                    N/A
Walter H. May - Trustee                             ____
Andrew M. McCosh(1) - Advisory Board                ____
Member
Thomas J. McInerney(5) - Trustee                     N/A
Jock Patton - Trustee                               ____
David W.C. Putnam - Trustee                         ____
Blaine E. Rieke - Trustee                           ____
John G. Turner(5) - Trustee                          N/A
Roger B. Vincent(2) - Trustee                       ____
Richard A. Wedemeyer - Trustee



(1) Resigned as an advisory board member on December 31, 2001. Ms. Baldwin was paid $132,500 by the Investment Adviser upon her resignation. Such payment was equal to twice the compensation normally paid to her for one year of service.



(2)      Elected as a Trustee of the ING Funds on February 22, 2002.



(3) Resigned as a Trustee effective December 28, 2001. Mr. Gosule is a partner at Clifford Chance Rogers and Wells LLP, which has provided legal services to certain ING Funds. Mr. Gosule was paid $132,500 upon his resignation pursuant to a retirement policy adopted by the ING Funds. Mr. Gosule satisfied the criteria for such payment (which was equal to twice the compensation normally paid to him for one year of service) since he served as an Independent Trustee for certain ING Funds for 5 years prior to his resignation.



(4)      Elected as a Trustee of the ING Funds on February 26, 2002.



(5) "Interested person," as defined in the 1940 Act, of the Trust because of the affiliation with the investment adviser to the ING Funds. Officers and Directors/Trustees who are interested persons do not receive any compensation from the Funds.



(6) The ING Funds have adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


           Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25 percent of the voting securities of the company. A control person may be able to take actions regarding its Fund without the consent or approval of shareholders. As of _______, 2002, Lion Connecticut Holdings, Inc., 151 Farmington Avenue, Hartford, Connecticut 06151, [owned of record ___%, ___%, ___% and ___% of the High Yield Bond Fund, Intermediate Bond Fund, National Tax Exempt Bond Fund and Strategic Income Fund, respectively, and, therefore, is a control person of each of those ING Funds.] Lion Connecticut Holdings, Inc. also is an affiliate of the parent company of the ING Funds' investment adviser.



           [As of ___, 2002, the Trustees and officers as a group owned less than 1% of any class of each Fund's outstanding shares. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the ING Funds, except as follows:]





INVESTMENT ADVISER


           The Investment Adviser for the ING Funds is ING Investments, LLC, ("ING Investments" or "Investment Adviser"), which is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as privately managed accounts. ING Investments, subject to the authority of the Trustees of the ING Funds, has the overall responsibility for the management of each Fund's portfolio, subject to delegation of certain responsibilities to ING Investment Management, LLC ("IIM") as the Sub-Adviser for the Intermediate Bond Fund, High Yield Bond Fund, and Classic Money Market Fund, and to Furman Selz Capital Management ("FSCM") as the Sub-Adviser to the National Tax-Exempt Bond Fund. ING Investments is an indirect direct, wholly owned subsidiary of ING Groep N.V. (NYSE: ING) ("ING"). ING is a global financial institution active in the field of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees.



           On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser changed to "ING Investments, LLC." Prior to April 30, 2001, ING Mutual Funds Management Co. LLC ("IMFC") served as investment adviser to certain of the ING Funds. On April 30, 2001, IMFC, an indirect wholly owned subsidiary of ING that had been under common control with ING Investments, merged with ING Investments.



           ING Investments serves pursuant to Investment Management Agreements between ING Investments and the Trust, on behalf of each Fund. The Investment Management Agreements require the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund. ING Investments has delegated certain management responsibilities to certain other investment advisers (each a "Sub-Adviser" and, collectively, the "Sub-Advisers") for several of the ING Funds, pursuant to a sub-advisory agreement (each a "Sub-Advisory Agreement" and, collectively, the "Sub-Advisory Agreements"). ING Investments, as Investment Adviser, oversees the investment management of the Sub-Advisers for the ING Funds.



           The Investment Management Agreements require the Investment Adviser to provide, subject to the supervision of the Board of Trustees, investment advice and investment services to each Fund and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreements provide that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreements.



           After an initial two year term, the Investment Management Agreements and Sub-Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board of Trustees or (b) the vote of a "majority" (as defined in the 1940
Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.



           In connection with their deliberations relating to each Fund's current Investment Management Agreement and Sub-Advisory Agreement, the Board of Trustees considered information that had been provided by ING Investments and the Sub-Advisers to the ING Funds that engage them. In considering the Investment Management Agreements and Sub-Advisory Agreements, the Board of Trustees considered several factors they believed, in light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant. The matters considered by the Board of Trustees in reviewing the Investment Management Agreements included, but were not limited to, the following: (1) the performance of the ING Funds compared to those of a peer group of funds; (2) the nature and quality of the services provided by ING Investments to the ING Funds; (3) the fairness of the compensation under the Investment Management Agreements in light of the services provided to the ING Funds; (4) the profitability to ING Investments from the Investment Management Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and resources of ING Investments, as well as its efforts in recent years to build its investment management capabilities and administrative infrastructure; (6) the expenses borne by shareholders of the ING Funds and a comparison of the ING Funds' expenses to those of a peer group of funds; and (7) ING Investments' compliance capabilities and efforts on behalf of the ING Funds. The Board of Trustees also considered the total services provided by the Administrator as well the fees the Administrator receives for such services.



           The factors considered by the Board of Trustees in reviewing the Sub-Advisory Agreements included, but were not limited to, the following: (1) the performance of the ING Funds; (2) the nature and quality of the services provided by the Sub-Advisers; (3) the fairness of the compensation under the Sub-Advisory Agreements in light of the services provided; (4) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of each Sub-Adviser; and (5) the costs for the services of the Sub-Adviser. The Board of Trustees also considered the advisory fees retained by ING Investments for its services to sub-advised ING Funds.



           In reviewing the terms of each Investment Management Agreements and each Sub-Advisory Agreement and in discussions with the Investment Adviser concerning such Investment Management Agreements and Sub-Advisory Agreements, the Independent Trustees were represented by independent legal counsel. Based upon its review, the Board of Trustees has determined that the Investment Management Agreements and Sub-Advisory Agreements are in the interests of the ING Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of Trustees, including the unanimous vote of the Independent Trustees, approved the Investment Management Agreements and Sub-Advisory Agreements.



           Each Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Trustees or by a vote of the holders of a majority of a Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. An Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).



           As of _____, 2002, ING Investments had assets under management of $___ billion.


                             INVESTMENT ADVISER FEES

           The Investment Adviser bears the expenses of providing its services, and pays the fees of the Sub-Adviser (if any). For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

FUNDS                                                 ANNUAL INVESTMENT MANAGEMENT FEE
GNMA Income Fund                                      0.60% of the first $150 million of the Fund's average net assets;
                                                      0.50% of the next $250 million of average net assets;
                                                      0.45% of the next $400 million of average net assets; and
                                                      0.40% of the average net assets in excess of $800 million

High Yield Bond Fund                                  0.65% of the Fund's average net assets
High Yield Opportunity Fund                           0.60% of the Fund's average net assets
Intermediate Bond Fund                                0.50% of the Fund's average net assets
National Tax-Exempt Bond Fund                         0.50% of the Fund's average net assets
Money Market Fund                                     0.35% of the Fund's average net assets

Strategic Income Fund                                 0.45% of the first $500 million of the Fund's average net assets;
                                                      0.40% of the next $250 million of average net assets; and
                                                      0.35% of the average net assets in excess of $750 million

Classic Money Market Fund                             0.25% of the Fund's average net assets

Lexington Money Market Trust                          0.50% of the first $500 million of the Fund's average daily net assets; and
                                                      0.45% thereafter




      TOTAL ADVISORY FEES PAID BY THE ING FUNDS FOR THE FISCAL YEARS ENDED:


FUND                                 MARCH 31, 2002        MARCH 31, 2001(1)         JUNE 30, 2000          JUNE 30, 1999(2)
----                                 --------------        -----------------         -------------          ----------------
Strategic Income Fund                 $   238,822            $   60,425                $  59,874               $   23,699
High Yield Opportunity Fund             1,506,347               755,481                  634,448                  132,246
Money Market Fund(3)                      293,830               166,203                   80,974                      N/A

(1) Reflects nine month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31 from June 30.

(2) Reflects three month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, these ING Funds changed their fiscal year end to June 30 from March 31.


(3) Prior to the reorganization discussed above under the heading "History of the Registrant- ING Mutual Funds," the Money Market Fund had not engaged the services of an investment adviser because it invested all its assets in a master fund. Consequently, the amounts of the advisory fees reported for the Money Market Fund were for services provided to the master fund.





FUND                                               MARCH 31                            DECEMBER 31
----                                               --------                            -----------
                                             2002           2001(1)              2000                1999
-------------------------------------------------------------------------------------------------------------
GNMA Income Fund                         $  3,029,006    $    565,984      $  1,949,162         $   1,844,256
Lexington Money Market Trust(2)               297,289          77,318           403,175               422,726

(1) Reflects three month period from December 31, 2000 to March 31, 2001. Effective July 26, 2000, these ING Funds changed their fiscal year ends to March 31.

(2) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.




FUND                                MARCH 31, 2002        MARCH 31, 2001(1)        OCTOBER 31, 2000         OCTOBER 31, 1999
----                                --------------        -----------------        ----------------         ----------------
High Yield Bond Fund                $     262,385           $    106,709              $   259,537           $     172,459
Intermediate Bond Fund                    257,006                 83,074                  182,829                 140,136
National Tax-Exempt Bond Fund             120,328                 48,847                  101,496                     N/A
Classic Money Market Fund               1,373,494                514,331                  932,291                 168,913

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

SUB-ADVISORY AGREEMENTS


           The Investment Management Agreement for certain ING Funds provides that the Investment Adviser, with the approval of the Trust's Board of Trustees, may select and employ Sub-Advisers, and shall monitor the Sub-Advisers' investment programs and results, and coordinate the investment activities of the Sub-Advisers to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreements, including all fees payable to the Sub-Advisers, executive salaries and expenses of the Trustees and officers of the Trust who are employees of the

Investment Adviser or its affiliates and office rent of the Trust. The Sub-Advisers pay all of their expenses arising from the performance of their obligations under the Sub-Advisory Agreements.



           Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Trust are borne by the ING Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the ING Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Trust who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.



           The Sub-Advisory Agreements may be terminated without payment of any penalties by the Investment Adviser, the Trustees, on behalf of a Fund, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreements will remain in effect for two years and will, thereafter, continue in effect from year to year, subject to the annual approval of the Board of Trustees, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Trustees, on behalf of a Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.



           Pursuant to a Sub-Advisory Agreement between the Investment Adviser and IIM, IIM serves as Sub-Adviser to the High Yield Bond, Intermediate Bond, and Classic Money Market Funds. In this capacity, IIM, subject to the supervision and control of the Investment Adviser and Trustees of the Trust, manages each Fund's portfolio investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. IIM is located at 5780 Powers Ferry Road, N.W., Atlanta, Georgia, and is engaged primarily in the business of providing investment advice to affiliated insurance companies.



           Pursuant to a Sub-Advisory Agreement between the Investment Adviser and FSCM, FSCM serves as Sub-Adviser to the National Tax-Exempt Bond Fund. In this capacity, FSCM, subject to the supervision and control of the Investment Adviser and Trustees of the Fund, on behalf of the Fund, manages the Fund's portfolio investments in a manner consistent with the Fund's investment objective and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. Located at 230 Park Avenue, New York, New York 10169, FSCM is engaged in the business of providing investment advice to institutional and individual clients.


           For the following ING Funds, as compensation to each Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

SERIES                                                                          ANNUAL SUB-ADVISORY FEE
------                                                                          -----------------------
National Tax-Exempt Bond Fund                                        0.250% of the Fund's average daily net assets
Intermediate Bond Fund                                               0.250% of the Fund's average daily net assets
High Yield Bond Fund                                                 0.325% of the Fund's average daily net assets
Classic Money Market Fund                                            0.125% of the Fund's average daily net assets

For the fiscal years specified below, the following ING Funds paid sub-advisory fees in the following amounts:


FUND                                     MARCH 31, 2002        MARCH 31 2001(1)         OCTOBER 31, 2000       OCTOBER 31, 1999
----                                     --------------        ----------------         ----------------       ----------------
High Yield Bond Fund                      $   131,202           $    32,131              $    58,280                $ 21,554
Intermediate Bond Fund                        128,503                25,557                   40,650                  17,513
National Tax-Exempt Bond Fund                  42,906                 9,521                   12,687                     N/A
Classic Money Market Fund                     684,879               161,701                  216,116                  21,119

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

ADMINISTRATION


           ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for each Fund, except Classic Money Market Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board of Trustees, the Administrator provides the overall business management and administrative services necessary to properly conduct the business of the ING Funds, except for those services performed by the Investment Adviser under the Investment Management Agreements, the custodian for the ING Funds under the Custodian Agreements, the transfer agent for the ING Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the ING Funds from time to time. The Administrator acts as liaison among these service providers to the ING Funds. The Administrator is also responsible for ensuring that the ING Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the ING Funds. The Administrator is an affiliate of the Investment Adviser.



           Prior to March 1, 2002, ING Funds Services, LLC served as Shareholder Service Representative for the High Yield Opportunity, Strategic Income, and Money Market Funds.



           Prior to May 24, 1999, High Yield Opportunity, Strategic Income, and Money Market Funds, had an Administration Agreement with Investment Company Administration ("ICA"), 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018. Pursuant to this agreement, ICA was responsible for performing all administrative services required for the daily business operations of these ING Funds, subject to the supervision of the Board of Trustees of these ING Funds. For the fiscal years ended March 31, 1999 and 1998, ICA received aggregate compensation of $1,059,155 and $848,799, respectively, for all of the then-current series of Mutual Funds.



           Also, prior to May 24, 1999, the High Yield Opportunity, Strategic Income, and Money Market Funds had an Administrative Services Agreement with NACM under which NACM was responsible for providing all administrative services which are not provided by ICA or by these ING Funds' Distributor, transfer agents, accounting agents, independent accountants and legal counsel. For the fiscal years ended March 31, 1999 and 1998, NACM received aggregate compensation of $1,603,130 and $1,972,037, respectively, for all of then-current series of Mutual Funds pursuant to the Administrative Services Agreement.


           Prior to July 26, 2000, Lexington Management Corporation ("LMC") acted as administrator to GNMA Income Fund and the Lexington Money Market Trust, and performed certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparing financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, providing shareholder communications, supervising the Custodian and Transfer Agent and providing facilities for such services. Each Fund reimbursed LMC for its actual cost in providing such services, facilities and expenses.


           Prior to November 1, 2000, ING Funds Services had entered into a Fund Services Agreement with the Classic Money Market, High Yield Bond, Intermediate Bond and National Tax-Exempt Bond Funds, pursuant to which ING Fund Services performed or engaged third parties to perform account services and other services which included but were not limited to: (i) maintaining shareholder accounts;
(ii) preparing shareholder statements, confirmations and shareholder lists;
(iii) mailing shareholder statements, confirmations, prospectuses, statements of additional information, annual and semi-annual reports and proxy statements;
(iv) tabulating proxies; (v) disbursement of dividends and other distributions;
(vi) taxes on U.S. resident and non-resident accounts where applicable; (vii) preparation and filing of U.S. Treasury Department Forms 1099 and other appropriate forms required by applicable statutes, rules and regulation; and
(viii) providing such other similar services directly to shareholder accounts.



       TOTAL SHAREHOLDER SERVICE AND ADMINISTRATIVE FEES PAID BY STRATEGIC
           INCOME, HIGH YIELD OPPORTUNITY AND MONEY MARKET FUNDS FOR
                            THE FISCAL YEARS ENDED:


FUND                                          MARCH 31, 2002       MARCH 31, 2001(1)     JUNE 30, 2000        JUNE 30, 1999
----                                          --------------       -----------------     -------------        -------------
Strategic Income Fund                            $   9,892             $  4,110             $ 4,683                $ 253 (2)
High Yield Opportunity Fund                         36,807                6,956               5,385                  130 (2)
Money Market Fund                                  126,495                1,918               1,739                  N/A

(1) Reflects nine month period from July 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

(2) Reflects three month period from April 1, 1999 to June 30, 1999. Effective May 24, 1999, these ING Funds changed their fiscal year end to June 30 from March 31.



        TOTAL ADMINISTRATIVE FEES PAID BY GNMA INCOME FUND AND LEXINGTON
                 MONEY MARKET TRUST FOR THE FISCAL YEARS ENDED:


FUND                                                    MARCH 31                            DECEMBER 31
----                                                    --------                            -----------
                                                2002             2001(1)               2000             1999
                                                ----             -------               ----             ----
GNMA Income Fund                             $ 602,635          $ 106,940            $ 151,465           N/A
Lexington Money Market Trust(2)                    N/A                N/A                N/A             N/A

(1) Reflects three month period from January 1, 2002 to March 31, 2002. Effective July 26, 2000, these ING Funds changed their fiscal year end to March 31.

(2) Does not reflect LMC's reimbursement to Lexington Money Market Trust of $9,546 in 1999.



         TOTAL ADMINISTRATIVE FEES PAID BY HIGH YIELD BOND, INTERMEDIATE BOND, NATIONAL TAX-EXEMPT BOND AND CLASSIC MONEY MARKET FUNDS
                          FOR THE FISCAL YEARS ENDED:


FUND                                  MARCH 31, 2002        MARCH 31, 2001(1)       OCTOBER 31, 2000        OCTOBER 31, 1999
----                                  --------------        -----------------       ----------------        ----------------
High Yield Bond Fund                     $   40,367           $   16,417                    N/A                    N/A
Intermediate Bond Fund                       51,401               16,615                    N/A                    N/A
National Tax-Exempt Bond Fund                24,066                9,769                    N/A                    N/A
Classic Money Market Fund                       N/A                  N/A                    N/A                    N/A

(1) Reflects five month period from November 1, 2000 to March 31, 2001. Effective March 23, 2001, these ING Funds changed their fiscal year end to March 31.

                          EXPENSE LIMITATION AGREEMENTS


           The Investment Adviser has entered into expense limitation agreements with the following Funds, pursuant to which the Investment Adviser has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, the Investment Adviser will assume other expenses so that the total annual ordinary operating expenses of these Funds (which excludes interest, taxes, brokerage commissions, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of each Fund's business, and expenses of any counsel or other persons or services retained by the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser or the Sub-Advisers do not exceed:


FUND                                CLASS A      CLASS B      CLASS C      CLASS M     CLASS I     CLASS Q      CLASS T
----                                -------      -------      -------      -------     -------     -------      -------
GNMA Income Fund                   %  1.29       %  2.04      %  2.04      %  N/A      % 1.04       % 1.29       % N/A
High Yield Bond Fund                  1.30          2.05         2.05         N/A         N/A         N/A          N/A
High Yield Opportunity Fund           1.10          1.75         1.75        1.50         N/A         1.00         1.40

FUND                                CLASS A      CLASS B      CLASS C      CLASS M     CLASS I     CLASS Q      CLASS T
----                                -------      -------      -------      -------     -------     -------      -------
Intermediate Bond Fund               1.15          1.90         1.90         N/A         0.90        N/A          N/A
National Tax-Exempt Bond Fund        1.15          1.90         1.90         N/A         N/A         N/A          N/A
Money Market Fund                    1.50          2.25         2.25         N/A         N/A         N/A          N/A
Strategic Income Fund                0.95          1.35         1.35         N/A         N/A         0.85         N/A
Classic Money Market Fund            0.77          1.41         1.41         N/A         0.31        N/A          N/A
Lexington Money Market Trust         1.00           N/A          N/A         N/A         N/A         N/A          N/A

           Each Fund will at a later date reimburse the Investment Adviser for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. The Investment Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.


           For each Fund, the expense limitation agreement will continue until March 31, 2003. The expense limitations are contractual and shall renew automatically for one-year terms unless the Investment Adviser provides written notice of termination of the agreement to a lead Independent Trustee within ninety (90) days' of the end of the then-current term for that Fund or upon termination of that Fund's Investment Management Agreement. The Expense Limitation Agreement may be terminated by the Trust, without payment of any penalty, upon written notice to the Investment Adviser at its principal place of business within ninety (90) days' of the end of the then-current term for a Fund.


           For Strategic Income Fund and High Yield Opportunity Fund, prior to the expense limitation agreement described above, the Investment Adviser voluntarily agreed to waive all or a portion of its fee and to reimburse operating expenses of these ING Funds, excluding distribution fees, interest, taxes, brokerage and extraordinary expenses, up to 0.75%. The voluntary fee reductions were as follows:

FUND                                             MARCH 31                     JUNE 30                       MARCH 31
-----                                            --------                     -------                       --------
                                                   2002               2000             1999(1)                1999
                                                   ----               ----             -------                ----
Strategic Income Fund                          $   197,052       $   208,068         $   31,139           $   232,922
High Yield Opportunity Fund                        701,773           218,609             54,363               318,323

(1)      Reflects three month period from April 1, 1999 to June 30, 1999.

           Prior to July 26, 2000, the following ING Funds voluntarily limited expenses to the following amounts:

Maximum Operating Expense Limit (as a percentage of average net assets)

FUND                                           PREVIOUS EXPENSE CAP
----                                           --------------------
GNMA Income Fund                                      %  1.04
Lexington Money Market Trust                             1.00

DISTRIBUTOR


           Shares of each Fund are distributed by ING Funds Distributor, Inc. ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Trust and the Distributor. Each Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. At the discretion of the Distributor, all sales charges may at times be reallowed to an authorized dealer ("Authorized Dealer"). If 90% or more of the sales commission is reallowed, such Authorized Dealer may be deemed to be an "underwriter" as that term is defined under the Securities Act of 1933, as amended. Each Underwriting Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Trust. See the Prospectus for information on how to purchase and sell shares of the ING Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor and the commissions reallowed to selling dealers are not an expense of the Funds and have no effect on the net asset value of the Funds. The Distributor, like the Investment Adviser, is a wholly owned indirect subsidiary of ING Group. Prior to July 26, 2000, the distributor for GNMA Income Fund and Lexington Money Market Trust was Lexington Funds Distributor, Inc. ("LFD"). Prior to November 6, 2000, ING Funds Distributor, Inc. (the former distributor to the funds managed by ING Investment Management Co. LLC) served as the distributor for the National Tax-Exempt Bond, Intermediate Bond, High Yield Bond, and Classic Money Market Funds.


           For the fiscal year ended March 31, 2002, the Distributor received the following amounts in sales charges, in connection with the sales of shares:

FUND                                         CLASS A              CLASS B       CLASS C              CLASS M              CLASS T
----                                         -------              -------       -------              -------              -------
                                       SALES                                                    SALES         SALES
                                      CHARGES         SALES                                    CHARGES       CHARGES
                                       BEFORE     CHARGES AFTER    DEFERRED                     BEFORE        AFTER      DEFERRED
                                       DEALER         DEALER        SALES       DEFERRED        DEALER        DEALER       SALES
                                    RE-ALLOWANCE   RE-ALLOWANCE    CHARGES    SALES CHARGES  RE-ALLOWANCE  RE-ALLOWANCE   CHARGES
---------------------------------------------------------------------------------------------------------------------------------
GNMA Income Fund                      $ 853,447      $134,755       $   0      $ 11,561      $  3,111       $   718        $   0
High Yield bond Fund                     33,214         5,244           0           142           N/A           N/A          N/A
High Yield Opportunity Fund              57,129         9,020           0        13,038           N/A           N/A            0
Intermediate Bond Fund                  108,542        17,138           0        11,450           N/A           N/A          N/A
National Tax-Exempt Bond Fund             3,855           609           0           994           N/A           N/A          N/A
Money Market Fund                             0             0           0       111,371           N/A           N/A          N/A
Strategic Income Fund                    21,234         3,353           0          5424           N/A           N/A          N/A
Classic Money Market Fund                     0             0           0             0           N/A           N/A          N/A
Lexington Money Market Trust                  0             0           0           N/A           N/A           N/A          N/A

           The Distributor received $4,391,568, $5,621,753 and $1,128,487 in sales charges, after re-allowance to Dealers, in connection with the sales of shares of all ING Funds managed by the Investment Adviser during calendar years 2001, 2000 and 1999, respectively.

                                RULE 12b-1 PLANS


           Each Fund, except Lexington Money Market Trust, has a distribution or shareholder service plan pursuant to Rule 12b-1 under the 1940 Act applicable to most classes of Shares offered by each Fund ("Rule 12b-1 Plans"). The Funds intend to operate the Rule 12b-1 Plans in accordance with their terms and the National Association of Securities Dealers, Inc. rules concerning sales charges. Under the Rule 12b-1 Plans, the Distributor may be entitled to a payment each month in connection with the offering, sale, and shareholder servicing of Class A, Class B, Class C, Class M, Class Q and Class T Shares in amounts as set forth in the following table. The Funds do not have a 12b-1 Plan with respect to Class I.


                                                               FEES BASED ON AVERAGE DAILY NET ASSETS
                                        ---------------------------------------------------------------------------------------
              NAME OF FUND                CLASS A         CLASS B         CLASS C         CLASS M         CLASS Q       CLASS T
              ------------                -------         -------         -------         -------         -------       -------
GNMA Income Fund                         %  0.25        %  1.00          %  1.00         %  0.75         %  0.25        % 0.65
High Yield Bond Fund                        0.35           1.00             1.00             N/A             N/A           N/A
High Yield Opportunity Fund                 0.35           1.00             1.00            0.75            0.25          0.65
Intermediate Bond Fund                      0.35           1.00             1.00             N/A             N/A           N/A
National Tax-Exempt Bond Fund               0.35           1.00             1.00             N/A             N/A           N/A
Money Market Fund                           0.25           1.00             1.00             N/A             N/A           N/A
Strategic Income Fund                       0.35           0.75             0.75             N/A            0.25           N/A
Classic Money Market Fund                   0.75           1.00             1.00             N/A             N/A           N/A
Lexington Money Market Trust                 N/A            N/A              N/A             N/A             N/A           N/A

           These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of Classes A, B, C, M, Q and T Shares of the ING Funds, including payments to dealers for selling shares of the ING Funds and for servicing shareholders of these classes of the ING Funds. Activities for which these fees may be used include: promotional activities; preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; personnel costs and overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; interest on accrued distribution expenses; and costs of administering the Rule 12b-1 Plans. No more than 0.75% per annum of a Fund's average net assets may be used to finance distribution expenses, exclusive of shareholder servicing payments, and no Authorized Dealer may receive shareholder servicing payments in excess of 0.25% per annum of a Fund's average net assets held by the Authorized Dealer's clients or customers.


           Under the Rule 12b-1 Plans, ongoing payments will be made on a quarterly basis to Authorized Dealers for both distribution and shareholder servicing at rates that are based on the average daily net assets of shares that are registered in the name of that Authorized Dealer as nominee or held in a shareholder account that designates that Authorized Dealer as the dealer of record. The rates, on an annual basis, are as follows: 0.25% for Class A, 0.25% for Class B, 1.00% (0.75% for Strategic Income Fund) for Class C, 0.65% (0.40% for GNMA Income Fund) for Class M and 0.15% - 0.65% for Class T. Rights to these ongoing payments begin to accrue in the 13th month following a purchase of Class A, B or C Shares, and in the 1st month following a purchase of Class M, and Class T Shares. In addition, a 0.25% fee may be paid on Class Q Shares.


           With respect to Classes A, B, C, M, Q and T Shares of each Fund that offers the class, the Distributor will receive payment without regard to actual distribution expenses it incurs. If a Rule 12b-1 Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Rule 12b-1 Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.


           In addition to providing for the expenses discussed above, the Rule 12b-1 Plans also recognize that the Investment Adviser and/or the Distributor may use their resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the ING Funds' shares and other funds managed by the Investment Adviser. In some instances, additional compensation or promotional incentives may be offered to dealers. Such compensation and incentives may include, but are not limited to, cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs; seminars for the public, advertising and sales campaigns regarding one or more of the ING Funds or other funds managed by the Investment Adviser; and/or other events sponsored by dealers. In addition, the Distributor may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor. These conditions relate to increasing sales of shares of the ING Funds over specified periods and to certain other factors. These payments may, depending on the dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% of the value of the ING Funds' shares sold by the dealer during a particular period, and (2) 0.10% of the value of the ING Funds' shares held by the dealer's customers for more than one year, calculated on an annual basis.


           The Rule 12b-1 Plans have been approved by the Board of Trustees, including all of the Trustees who are not interested persons of the Trust as defined in the 1940 Act. Each Rule 12b-1 Plan must be renewed annually by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Trustees be committed to the Trustees who are not interested persons. Each Rule 12b-1 Plan and any distribution or service agreement may be terminated a Fund at any time, without any penalty, by such Trustees or by a vote of a majority of the Fund's outstanding shares on 60 days' written notice. The Distributor or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

           In approving each Rule 12b-1 Plan, the Board of Trustees has determined that differing distribution arrangements in connection with the sale of new shares of a Fund are necessary and appropriate to meet the needs of different potential investors. Therefore, the Board of Trustees, including those Trustees who are not interested persons of the Trust, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Rule 12b-1 Plans as tailored to each class of each Fund will benefit such ING Funds and their respective shareholders.



           Each Rule 12b-1 Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses as to a Fund without approval by a majority of the Fund's outstanding shares, and all material amendments to a Plan or any distribution or service agreement shall be approved by the Trustees who are not interested persons of the Trust, cast in person at a meeting called for the purpose of voting on any such amendment.



           The Distributor is required to report in writing to the Board of Trustees at least quarterly on the monies reimbursed to it under each Rule 12b-1 Plan, as well as to furnish the Board with such other information as may be reasonably requested in connection with the payments made under the Rule 12b-1 Plan in order to enable the Board to make an informed determination of whether the Rule 12b-1 Plan should be continued.



           Under the Rule 12b-1 Plans, the Funds spent the following amounts for the fiscal year ended March 31, 2002:


          DISTRIBUTION EXPENSES           CLASS A         CLASS B           CLASS C          CLASS M        CLASS Q       CLASS T
          ---------------------           -------         -------           -------          -------        -------       -------
GNMA INCOME FUND
----------------
Advertising                           $      6,585    $        723       $        752     $        468    $       600    $     120
Printing                                   125,114          13,736             14,283            8,890         11,401        2,285
Salaries & Commissions                     780,951          85,736             89,156           55,492         71,167       14,262
Broker Servicing                           980,633         107,658            111,952           69,680         89,363       17,909
Miscellaneous                              944,462         103,687            107,823           67,110         86,067       17,248
TOTAL                                    2,837,745         311,540            323,966          201,640        258,598       51,824
HIGH YIELD OPPORTUNITY FUND
---------------------------
Advertising                           $       583      $     1,236       $        511              N/A    $        14    $     216
Printing                                    11,071          23,489              9,704              N/A            273        4,113
Salaries & Commissions                      68,723         145,812             60,236              N/A          1,697       25,530
Broker Servicing                           169,333         359,279            148,420              N/A          4,181       62,904
Miscellaneous                               55,841         118,480             48,945              N/A          1,379       20,744
TOTAL                                      305,551         648,296            267,816              N/A          7,544      113,507
STRATEGIC INCOME FUND
---------------------
Advertising                           $        587    $        139       $        129              N/A    $         5          N/A
Printing                                    11,150           2,649              2,452              N/A             96          N/A
Salaries & Commissions                      67,245          15,976             14,786              N/A            581          N/A
Broker Servicing                           114,093          27,106             25,088              N/A            985          N/A
Miscellaneous                               56,095          13,327             12,335              N/A            484          N/A
TOTAL                                      249,170          59,197             54,790              N/A          2,151          N/A
MONEY MARKET FUND
-----------------
Advertising                           $      1,338    $        393       $        366              N/A            N/A          N/A
Printing                                    25,428           7,463              6,948              N/A            N/A          N/A
Salaries & Commissions                     169,113          49,635             46,206              N/A            N/A          N/A
Broker Servicing                           166,086          48,747             45,379              N/A            N/A          N/A
Miscellaneous                               76,767          22,531             20,975              N/A            N/A          N/A
TOTAL                                      438,732         128,769            119,874              N/A            N/A          N/A
NATIONAL TAX-EXEMPT BOND FUND
-----------------------------
Advertising                           $        726    $         29       $         16              N/A            N/A          N/A
Printing                                    13,799             558                301              N/A            N/A          N/A
Salaries & Commissions                      82,851           3,349              1,810              N/A            N/A          N/A
Broker Servicing                            64,922           2,624              1,418              N/A            N/A          N/A
Miscellaneous                               39,312           1,589                859              N/A            N/A          N/A
TOTAL                                      201,610           8,149              4,404              N/A            N/A          N/A

          DISTRIBUTION EXPENSES           CLASS A         CLASS B           CLASS C          CLASS M        CLASS Q       CLASS T
          ---------------------           -------         -------           -------          -------        -------       -------
INTERMEDIATE BOND FUND
----------------------
Advertising                           $        669    $         93       $        119              N/A            N/A          N/A
Printing                                    12,719           1,759              2,265              N/A            N/A          N/A
Salaries & Commissions                      79,034          10,932             14,077              N/A            N/A          N/A
Broker Servicing                            73,776          10,205             13,141              N/A            N/A          N/A
Miscellaneous                               93,966          12,997             16,737              N/A            N/A          N/A
TOTAL                                      260,164          35,986             46,339              N/A            N/A          N/A
HIGH YIELD BOND FUND
--------------------
Advertising                           $        483    $        206       $        118              N/A            N/A          N/A
Printing                                     9,174           3,917              2,233              N/A            N/A          N/A
Salaries & Commissions                      55,755          23,805             13,572              N/A            N/A          N/A
Broker Servicing                           113,782          48,580             27,698              N/A            N/A          N/A
Miscellaneous                               27,512          11,746              6,697              N/A            N/A          N/A
TOTAL                                      206,706          88,254             50,318              N/A            N/A          N/A
CLASSIC MONEY MARKET FUND
-------------------------
Advertising                           $      8,862    $        457       $        226              N/A            N/A          N/A
Printing                                   168,372           8,692              4,297              N/A            N/A          N/A
Salaries & Commissions                   1,014,777          52,387             25,897              N/A            N/A          N/A
Broker Servicing                         1,269,234          65,524             32,391              N/A            N/A          N/A
Miscellaneous                             486, 905          25,136             12,426              N/A            N/A          N/A
TOTAL                                    2,948,150         152,196             75,237              N/A            N/A          N/A

SHAREHOLDER SERVICING REPRESENTATIVE

           ING Funds Services, an affiliate of the Investment Adviser, serves as Shareholder Servicing Representative for the ING Funds. The Shareholder Servicing Representative is responsible for responding to written and telephonic inquiries from shareholders. Each Fund pays the Shareholder Servicing Representative a monthly fee on a per-contact basis, based upon incoming and outgoing telephonic and written correspondence.

OTHER EXPENSES


           In addition to the management fee and other fees described previously, each Fund pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees; proxy solicitation costs; and the compensation of Trustees who are not affiliated with the Investment Adviser. Most Fund expenses are allocated proportionately among all of the outstanding shares of that Fund. However, the Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class.


                                 CODE OF ETHICS


           The ING Funds, the Investment Adviser and the Distributor have adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the ING Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear all security transactions with the ING Funds' Compliance Officer or her designee and to report all transactions on a regular basis. The Sub-Advisers have adopted their own Codes of Ethics to govern the personal trading activities of their personnel.


                     SUPPLEMENTAL DESCRIPTION OF INVESTMENTS

           Some of the different types of securities in which the Funds may invest, subject to their respective investment objectives, policies and restrictions, are described in the Prospectus under "Funds at a Glance," "Investment Objective and Investment Strategy" and "More Information about Risks." Additional information concerning the characteristics and risks of certain of the Funds' investments are set forth below. There can be no assurance that any of the Funds will achieve their investment objectives.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

           Each ING Fund's assets (other than Money Market Fund, Lexington Money Market Trust and Classic Money Market Fund (collectively "Money Market Funds"), whose investments are typically short-term) may be invested in certain short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses;
(ii) to invest cash flow pending the Investment Adviser's or Sub-Adviser's determination to do so within the investment guidelines and policies of each Fund; (iii) to permit the Fund to meet redemption requests; and (iv) to take a temporary defensive position. A Fund for which the investment objective is capital appreciation may also invest in such securities if the Fund's assets are insufficient for effective investment in equities.

           Although it is expected that each Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will normally invest in short-term instruments that do not have a maturity of greater than one year.

COMMON STOCK, PREFERRED STOCK, CONVERTIBLE SECURITIES AND OTHER EQUITY
SECURITIES

           Each Fund (except GNMA Income Fund and the Money Market Funds) may invest in common stocks, which represent an equity (ownership) interest in a company. This ownership interest generally gives a Fund the right to vote on issues affecting the company's organization and operations. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

           Each Fund (other than GNMA Income Fund, National Tax-Exempt Bond Fund and the Money Market Funds) may also buy other types of equity securities such as convertible securities, preferred stock, and warrants or other securities that are exchangeable for shares of common stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

           Each Fund (other than GNMA Income Fund and the Money Market Funds) may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

           The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds, because the Funds purchase such securities for their equity characteristics.


           A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein). As a matter of operating policy, High Yield Opportunity Fund, Strategic Income and Money Market Fund will invest no more than 5% of its net assets in warrants.



           The High Yield Opportunity and Strategic Income Funds may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the fund generally receives an amount in cash equal to the difference between the conversion price and the then-current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.


EURODOLLAR CONVERTIBLE SECURITIES


           The High Yield Opportunity and Strategic Income Funds may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Strategic Income Fund and High Yield Opportunity Fund may invest in Eurodollar convertible securities, which are fixed-income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.


EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS


           Each Fund (except GNMA Income Fund and Lexington Money Market Trust) may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign and Emerging Market Securities."


SHORT-TERM INVESTMENTS

           The Funds, as indicated, may invest in the following securities and instruments:

           Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits
- The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. Lexington Money Market Trust may acquire certificates of deposit and bankers' acceptances meeting the requirements set forth under "Investment Strategies and Risks" in the Lexington Money Market Trust's Prospectus.

           A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates, which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions and exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

           In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

           Savings Association Obligations - High Yield Opportunity Fund, Strategic Income Fund and Money Market Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.



           Commercial Paper, Short-Term Notes and Other Corporate Obligations - The Funds may invest a portion of their assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.


           Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser or Sub-Adviser to be of comparable quality.


           Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Funds may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.


U.S. GOVERNMENT SECURITIES

           The Funds may invest in U.S. Government securities, which include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. In addition, U.S. Government securities include securities issued by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, which are also backed by the full faith and credit of the United States. Also included in the category of U.S. Government securities are instruments issued by instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. Government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these authorities may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the U.S., the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the agency or instrumentality does not meet its commitment. Each Fund will invest in securities of such agencies or instrumentalities only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

MUNICIPAL SECURITIES

           Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

           In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

           The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

           Strategic Income Fund and High Yield Opportunity Fund may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

           Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

           Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

           Industrial Development and Pollution Control Bonds - Strategic Income Fund and High Yield Opportunity Fund may invest in tax-exempt industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

           Municipal Lease Obligations - Strategic Income Fund and High Yield Opportunity Fund may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

           Strategic Income Fund and High Yield Opportunity Fund will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations; (3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

           Short-Term Municipal Obligations - Strategic Income Fund and High Yield Opportunity Fund may invest in short-term municipal obligations. These securities include the following:

           Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

           Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

           Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

           Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

           Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

VARIABLE AND FLOATING RATE INSTRUMENTS

           The Funds may acquire variable and floating rate instruments. Credit rating agencies frequently do not rate such instruments; however, the Investment Adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the Fund. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

INDEX-, CURRENCY-AND EQUITY-LINKED SECURITIES

           Strategic Income Fund and High Yield Opportunity Fund may invest in "index-linked" or "commodity-linked" notes, which are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures such as crude oil, gasoline and natural gas. Strategic Income Fund and High Yield Opportunity Fund may also invest in "equity-linked" and "currency-linked" debt securities. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

           Index and currency-linked securities are derivative instruments which may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See "Illiquid Securities" below.

CORPORATE DEBT SECURITIES

           Each Fund may invest in corporate debt securities. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

           Debt obligations that are deemed investment grade carry a rating of at least Baa from Moody's or BBB from Standard and Poor's, or a comparable rating from another rating agency or, if not rated by an agency, are determined by the Investment Adviser to be of comparable quality. Bonds rated Baa or BBB have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher-rated bonds.

RISKS OF INVESTING IN DEBT SECURITIES

           There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short-, intermediate-, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields.

HIGH YIELD SECURITIES

           High Yield Opportunity Fund and High Yield Bond Fund invest predominantly, and Strategic Income Fund may invest up to 40% of its assets, in high yield securities, which are debt securities that are rated lower than Baa by Moody's Investors Service or BBB by Standard & Poor's Corporation, or of comparable quality if unrated. High Yield Opportunity Fund and High Yield Bond Fund will invest at least 80% of their assets in high yield securities.

           High yield securities often are referred to as "junk bonds" and include certain corporate debt obligations, higher yielding preferred stock and mortgage-related securities, and securities convertible into the foregoing.

Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher-quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

           High yield securities are not considered to be investment grade. They are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. Also, their yields and market values tend to fluctuate more than higher-rated securities. Fluctuations in value do not affect the cash income from the securities, but are reflected in a Fund's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy.

           The yields earned on high yield securities generally are related to the quality ratings assigned by recognized rating agencies. The following are excerpts from Moody's description of its bond ratings: Ba -- judged to have speculative elements; their future cannot be considered as well assured. B -- generally lack characteristics of a desirable investment. Caa -- are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- speculative in a high degree; often in default. C -- lowest rate class of bonds; regarded as having extremely poor prospects. Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking towards the lower end of the category. The following are excerpts from S&P's description of its bond ratings: BB, B, CCC, CC, C -- predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation; BB indicates the lowest degree of speculation and C the highest. D -- in payment default. S&P applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.

           Certain securities held by a Fund may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.


           The medium- to lower-rated and unrated securities in which a Fund invests tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include.


           High Yield Bond Market - A severe economic downturn or increase in interest rates might increase defaults in high yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high yield securities, thus disrupting the market for such securities.


           Sensitivity to Interest Rate and Economic Changes - High yield securities are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are Treasury or investment grade bonds. As a result, when interest rates rise causing bond prices to fall, the value of high yield debt bonds tend not to fall as much as Treasury or investment grade bonds. Conversely, when interest rates fall high yield bonds tend to underperform Treasury and investment grade bonds because high yield bond prices tend not to rise as much as the prices of these bonds.


           The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high yield securities could also be at greater risk because high yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high yield security owned by the Funds defaults, the Funds may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Funds' net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay in cash.

           Payment Expectations - High yield securities present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield securities than in the case of investment grade bonds.


           Liquidity and Valuation Risks - Lower-rated bonds are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high yield securities may not be as liquid as Treasury and investment grade bonds. The ability of a Fund's Board of Trustees to value or sell high yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities more than other securities, especially in a thinly traded market. To the extent a Fund owns illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high yield securities because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.


           Taxation - Special tax considerations are associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. The Funds report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

           Limitations of Credit Ratings - The credit ratings assigned to high yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, the Investment Adviser primarily relies on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a Fund's investment objective may be more dependent on the Investment Adviser's own credit analysis than might be the case for a fund which invests in higher quality bonds. The Investment Adviser continually monitors the investments in the Funds' portfolios and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Funds may retain a security whose rating has been changed.

           Congressional Proposals - New laws and proposed new laws may negatively affect the market for high yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high yield securities. Any such proposals, if enacted, could have negatively affect the Funds' net asset values.

BANKING INDUSTRY OBLIGATIONS

           Each Fund may invest in banking industry obligations, including certificates of deposit, bankers' acceptances and fixed time deposits. The Funds will not invest in obligations issued by a bank unless (i) the bank is a U.S. bank and a member of the FDIC and (ii) the bank has total assets of at least $1 billion (U.S.) or, if not, the Fund's investment is limited to the FDIC-insured amount of $100,000.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

           In order to secure prices or yields deemed advantageous at the time, the Funds (except Money Market Fund) may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds (except GNMA Income Fund and Lexington Money Market Trust) may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous. High Yield Opportunity Fund and Strategic Income Fund may not purchase when-issued securities or enter into firm commitments, if as a result, more than 15% of that Fund's net assets would be segregated to cover such securities.

           When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

DERIVATIVES

           The Funds may invest in derivative instruments. Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Types of derivatives include options, futures contracts, options on futures and forward contracts. Derivative instruments may be used for a variety of reasons, including to enhance return, hedge certain market risks, or provide a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default.

Accordingly, the Funds will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as they would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

REAL ESTATE SECURITIES


           High Yield Bond, Intermediate Bond, and National Tax-Exempt Bond Funds may invest in real estate investment trusts ("REITs") and other real estate industry operating companies ("REOCs"). For purposes of a Fund's investments, a REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, a Fund may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others, possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.


           REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

           Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger-company securities.

           Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

MORTGAGE-RELATED SECURITIES

           The Funds (except National Tax-Exempt Bond Fund) may invest in mortgage-related securities. These Funds may invest in U.S. Government agency mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Association ("FHLMC"). These instruments might be considered derivatives. The primary risk of these instruments is the risk that their value will change with changes in interest rates and prepayment risk.

           One type of mortgage-related security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment that is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred.

           "Pass-through" certificates, such as those issued by GNMA, entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment. A major governmental guarantor of pass-through certificates is GNMA. GNMA guarantees, with the full faith and credit of the U.S. government, the timely payments of principal and interest on securities issues by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers backed by pools of FHA-insured or VA-guaranteed mortgages). Other government guarantors (but not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA purchases residential mortgages from a list of approved seller/services that include state and federally chartered savings and loan associations, mutual saving banks, commercial banks, credit unions and mortgage bankers.

           The prices of high coupon U.S. Government agency mortgage-backed securities do not tend to rise as rapidly as those of traditional fixed-rate securities at times when interest rates are decreasing, and tend to decline more slowly at times when interest rates are increasing.

           The Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may also purchase mortgage-backed securities issued by commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers that also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers.

           It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Investment Adviser may, consistent with the Funds' investment objectives, policies and restrictions, consider making investments in such new types of securities.

           Other types of mortgage-related securities in which the Funds (except GNMA Income Fund and National Tax-Exempt Bond Fund) may invest include debt securities that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of
1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer collateralized mortgage obligations ("CMOs"). Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity. CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct "pass-through" of payments. CMOs are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity class receive principal only after the shorter maturity classes have been retired.

           CMOs are issued by entities that operate under order from the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as the Funds) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, the Funds (except GNMA Income Fund and National Tax-Exempt Bond
Fund) may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that
(a) invest primarily in mortgage-backed securities; (b) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (c) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and
(d) are not registered or regulated under the 1940 Act as investment companies.

           Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.


           SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid is made by the Investment Adviser or a Sub-Adviser under guidelines and standards established by the Board of Trustees. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.



           Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest-only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.



           High Yield Opportunity Fund, Strategic Income Fund, and Money Market Fund may invest in foreign mortgage-related securities. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.


ADJUSTABLE RATE MORTGAGE SECURITIES

           Intermediate Bond Fund, High Yield Bond Fund and Classic Money Market Fund may invest in adjustable rate mortgage securities (ARMS), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed-rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

           The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rate on ARMS generally moves in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

           Two main categories of indices serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

GNMA CERTIFICATES

           GNMA Income Fund invests predominantly in GNMA certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration (FHA) or Farmers' Home Administration (FMHA) or guaranteed by the Veterans Administration (VA). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

           GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. GNMA Income Fund will purchase "modified pass through" type GNMA Certificates, which entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment. The Fund will use principal payments to purchase additional GNMA Certificates or other government guaranteed securities. The balance of the Fund's assets will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury bills, note or bonds. The Fund may also invest in repurchase agreements secured by such U.S. Government securities or GNMA Certificates.

           GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

           GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

           GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

           Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

           The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

           GNMA Income Fund may purchase construction loan securities which are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is the Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS


           GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by GNMA Income Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When the Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value or income will be adversely affected by its purchase of GNMA Certificates on a when-issued basis. The Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. The Fund may earn interest on such account or securities for the benefit of shareholders.





ASSET BACKED SECURITIES


           The non-mortgage-related asset-backed securities in which each Fund (except GNMA Income Fund, National Tax-Exempt Bond Fund and Lexington Money Market Trust) may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. Government and may or may not be secured.



           The credit characteristics of asset-backed securities differ from those of traditional debt securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.


ZERO COUPON AND PAY-IN-KIND SECURITIES

           Each Fund (except Strategic Income and GNMA Income Funds) may invest in zero coupon securities. High Yield Opportunity Fund will limit its investments in such securities to 35% of its respective net assets. Zero coupon, or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year.

           Each Fund (except Strategic Income and GNMA Income Funds) may also invest in pay-in-kind securities. Pay-in-kind securities are securities that pay interest or dividends through the issuance of additional securities. A Fund will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the Fund until the cash payment date or the securities mature. Under certain circumstances, a Fund could also be required to include accrued market discount or capital gain with respect to its pay-in-kind securities.

           The risks associated with lower rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

           High Yield Opportunity, High Yield Bond, Strategic Income, and Intermediate Bond Funds may invest in securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

FOREIGN AND EMERGING MARKET SECURITIES

           The Funds (except GNMA Income Fund) may invest in securities of foreign issuers. Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

           As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

           Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. However, these foreign withholding taxes are not expected to have a significant impact on the Fund, since the Fund's investment objective is to seek long-term capital appreciation and any income earned by the Fund should be considered incidental. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

           International Debt Securities - The Funds indicated above may invest in debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

           In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

           Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

           Restrictions on Foreign Investments - Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

           The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

           Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

           In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts each Fund's investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. The provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

           Foreign Currency Exchange Transactions - Because the Funds that invest in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

           Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of the Fund as a regulated investment company under the Code.

FOREIGN BANK OBLIGATIONS

           Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

SOVEREIGN DEBT SECURITIES

           Certain Funds may invest in sovereign debt securities issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

           Brady Bonds - Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.




SECURITIES SWAPS


           Strategic Income and High Yield Opportunity Funds may enter into securities swaps, a technique primarily used to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system. A Fund deposits an amount of cash with its custodian (or the broker, if legally permitted) in an amount equal to the selling price of the underlying security. Thereafter, the Fund pays or receives cash from the broker equal to the change in the value of the underlying security.


OPTIONS ON SECURITIES AND SECURITIES INDICES

           Purchasing Put and Call Options - Strategic Income Fund, High Yield Opportunity Fund, Intermediate Bond Fund, and High Yield Bond Fund are authorized to purchase put and call options with respect to securities which are otherwise eligible for purchase by the Fund and with respect to various stock indices subject to certain restrictions. Put and call options are derivative securities traded on United States and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange,

Pacific Stock Exchange and New York Stock Exchange. Except as indicated in "Non-Hedging Strategic Transactions," the Funds will engage in trading of such derivative securities exclusively for hedging purposes.

           If a Fund purchases a put option, the Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options). Purchasing put options may be used as a portfolio investment strategy when the Investment Adviser or Sub-Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Fund holds a stock which the Investment Adviser or Sub-Adviser believes has strong fundamentals, but for some reason may be weak in the near term, the Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Fund exercises the put, less transaction costs, is the amount by which the Fund hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the Fund realizes on the sale of the securities.

           If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if the Fund has a short position in the underlying security and the security thereafter increases in price. The Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a Fund purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the Fund realizes on the cover of the short position in the security.

           Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Funds generally will purchase only those options for which the Investment Adviser or Sub-Adviser believes there is an active secondary market to facilitate closing transactions.


           Writing Call Options - Strategic Income, High Yield Opportunity, Intermediate Bond, and High Yield Bond Funds may write covered call options. A call option is "covered" if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.


           Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction allows the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security. A Fund realizes a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund realizes a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, appreciation of the underlying security owned by the Fund generally offsets, in whole or in part, any loss to the Fund resulting from the repurchase of a call option.

           The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.


           Stock Index Options - Strategic Income, High Yield Opportunity, Intermediate Bond and High Yield Bond Funds may also purchase put and call options with respect to the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index") and other stock indices. The Funds may purchase such options as a hedge against changes in the values of portfolio securities or securities which it intends to purchase or sell, or to reduce risks inherent in the ongoing management of the Fund.


           The distinctive characteristics of options on stock indices create certain risks not found in stock options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of stock prices in the stock market generally rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on a stock index depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the stock market generally. This requires different skills and techniques than predicting changes in the price of individual stocks.

           Index prices may be distorted if circumstances disrupt trading of certain stocks included in the index, such as if trading were halted in a substantial number of stocks included in the index. If this happens, the Fund would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Fund might be unable to exercise an option it holds, which could result in substantial losses to the Fund. The

Funds purchase put or call options only with respect to an index which the Investment Adviser or Sub-Adviser believes includes a sufficient number of stocks to minimize the likelihood of a trading halt in the index.

           Risks of Investing in Options - There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

           A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

           In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

           Limits on Use of Options - A Fund may not purchase or sell options if more than 25% of its net assets would be hedged. The Funds may write covered call options and secured put options to seek to generate income or lock in gains on up to 25% of their net assets.

           Dealer Options - The Funds indicated above may engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Funds might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

           Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

           The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.


           Foreign Currency Options - Strategic Income, High Yield Opportunity, Intermediate Bond, and High Yield Bond Funds may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. These Funds use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative securities. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Funds to reduce foreign currency risk using such options.


           As with other kinds of option transactions, writing options on foreign currency constitutes only a partial hedge, up to the amount of the premium received. The Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.


           Forward Currency Contracts - Strategic Income, High Yield Opportunity, High Yield Bond and Intermediate Bond Funds may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.


           These Funds may invest in futures contracts and in options on futures contracts as a hedge against changes in market conditions or interest rates. As a general rule, no Fund will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged.

FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

           The Funds (except National Tax-Exempt Bond Fund, GNMA Income Fund, and the Money Market Funds) may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities that it intends to purchase. A Fund could purchase a financial futures contract to protect against a decline in the value of its portfolio or to gain exposure to securities which the Fund otherwise wishes to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in the Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities that the Fund may wish to purchase in the future by purchasing futures contracts.


           A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts (permitted to the above-specified Funds) and securities index futures contracts (not permitted for the Intermediate Bond Fund and High Yield Bond Fund). A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the S&P 500 Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


           An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time during the period of the option.

           In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract. Initially, the Fund will be required to segregate with its custodian bank an amount of cash and/or liquid assets. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U. S. Government securities or other appropriate high-grade securities equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options may also be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

           The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

           Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

         The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those that would apply to purchases and sales of securities directly.


         Limitations on Futures Contracts and Related Options - The Funds may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities that it intends to purchase. High Yield Opportunity and Strategic Income Funds may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. Those Funds also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Fund's existing futures positions and premiums paid for such options would exceed 5% of the market value of the Fund's net assets. At the time of purchase of a futures contract or a call option on a futures contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be segregated with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.


         The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company.

         Risks Relating to Options and Futures Contracts - The purchase of options involves certain risks. If a put option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price, the Fund will lose its entire investment in the option. Also, where a put option is purchased to hedge against price movements in a particular security, the price of the put option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

         There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in the Fund's portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the Investment Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of the Fund for the period may be less than if it had not engaged in the hedging transaction.

         The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

         The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such a case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, because from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful transaction.

         Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

FOREIGN CURRENCY FUTURES CONTRACTS


         Strategic Income, High Yield Opportunity, Intermediate Bond and High Yield Bond Funds may use foreign currency future contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Euro. Other foreign currency futures contracts are likely to be developed and traded in the future. The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

         There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

         To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Fund may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Fund's portfolio may decline. If this occurs, the Fund will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser or Sub-Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

         When futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser or Sub-Adviser may still not result in a successful hedging transaction over a very short time frame.

         Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         Successful use of futures by a Fund depends on the Investment Adviser's or Sub-Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund hedges against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

         In the event of the bankruptcy of a broker through which a Fund engages in transactions in futures contracts or options, a Fund could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

INTEREST RATE AND CURRENCY SWAPS


         Strategic Income, High Yield Opportunity, Intermediate Bond and High Yield Bond Funds may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors, and may enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Fund and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If a Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.


         A Fund will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser or Sub-Adviser has determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Fund is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Fund are considered to be illiquid assets.

         Interest Rate Swaps - As indicated above, an interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

         Cross-Currency Swaps - A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

         Swap Options - A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to a swap option is said to own a call.

         Caps and Floors - An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

         Risks Associated with Swaps - The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Fund relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a Fund would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a Fund might be unable to obtain its expected benefit. In addition, while each Fund will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Fund, there can be no assurance that a Fund will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Fund's ability to enter into other transactions at a time when doing so might be advantageous.

         Non-Hedging Strategic Transactions - A Fund's options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for a Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect a Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, Strategic Income Fund may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. A Fund's net loss exposure resulting from transactions entered into for each purpose will not exceed 5% of the

Fund's net assets at any one time and, to the extent necessary, a Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."

RESTRICTED AND ILLIQUID SECURITIES


         Each Fund may invest in a restricted security (except GNMA Income Fund) or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.



         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Trust's Board of Trustees.


         Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. Lexington Money Market Trust may not invest more than 5% of its net assets, Money Market Fund and Classic Money Market Fund may not invest more than 10% of their assets, and the other Funds may not invest more than 15% of their net assets in illiquid securities, measured at the time of investment. Each Fund will adhere to a more restrictive investment limitation on its investments in illiquid or restricted securities as required by the securities laws of those jurisdictions where shares of a Fund are registered for sale.

OTHER INVESTMENT COMPANIES

         Each Fund (except Lexington Money Market Trust) may invest in other investment companies ("Underlying Funds"). Each Fund may not (i) invest more than 10% of its total assets in Underlying Funds, (ii) invest more than 5% of its total assets in any one Underlying Fund, or (iii) purchase greater than 3% of the total outstanding securities of any one Underlying Fund. A Fund (except Money Market Fund) may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses.

         Investment Companies that Invest in Senior Loans - Certain Funds may invest in investment companies that invest primarily in interests in variable or floating rate loans or notes ("Senior Loans"). Senior Loans in most circumstances are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

         Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a Fund's assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

         Senior Loans usually include restrictive covenants which must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

         Credit Risk - Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized rating service. Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt securities that are rated lower than investment grade, or, if they had issued debt securities, such debt securities would likely be rated lower than investment grade. However, unlike other types of debt securities, Senior Loans are generally fully collateralized.

         In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of its dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

         Collateral - Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be undercollateralized.

         Limited Secondary Market - Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a Fund's ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Market quotations may not be available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

         Hybrid Loans - The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized ("Hybrid Loans"). With Hybrid Loans, a Fund may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders' interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company's security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

         Subordinated and Unsecured Loans - Certain investment companies may invest in subordinated and unsecured loans. The primary risk arising from a holder's subordination is the potential loss in the event of default by the issuer of the loans. Subordinated loans in an insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower's assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than do secured loans.

         There are some potential disadvantages associated with investing in other investment companies. For example, you would indirectly bear additional fees. The Underlying Funds pay various fees, including, management fees, administration fees, and custody fees. By investing in those Underlying Funds indirectly, you indirectly pay a proportionate share of the expenses of those funds (including management fees, administration fees, and custodian fees), and you also pay the expenses of the Fund.

GUARANTEED INVESTMENT CONTRACTS


         High Yield Bond, Intermediate Bond, National Tax-Exempt Bond, and Classic Money Market Funds may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Classic Money Market Fund) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.


PRIVATE FUNDS

         High Yield Bond Fund may invest in U.S. or foreign private limited partnerships or other investment funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

REPURCHASE AGREEMENTS

         Each Fund may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. To mitigate this risk, each Fund may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency.

         The Lexington Money Market Trust may enter into repurchase agreements with respect to its portfolio securities. Such agreements may be considered to be loans by the Lexington Money Market Trust for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Lexington Money Market Trust acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Lexington Money Market Trust's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Lexington Money Market Trust plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Lexington Money Market Trust will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Lexington Money Market Trust's rights with respect to such securities to be delayed or limited. To mitigate this risk, the Lexington Money Market Trust may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors' rights against the counterparty under applicable insolvency law in the event of the counterparty's insolvency. The Lexington Money Market Trust will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Lexington Money Market Trust.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL TRANSACTIONS


         Each Fund (except Lexington Money Market Trust) may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


         In order to enhance portfolio returns and manage prepayment risks, High Yield Bond Fund, High Yield Opportunity Fund, Intermediate Bond Fund, Strategic Income Fund, and Money Market Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.


         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

LENDING OF PORTFOLIO SECURITIES


         In order to generate additional income, each Fund (except GNMA Income
Fund) may lend portfolio securities in an amount up to 33 1/3% of its total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. High Yield Opportunity Fund, Strategic Income Fund and Money Market Fund may lend securities only to financial institutions such as banks, broker-dealers and other recognized institutional investors in amounts up to 30% of the Funds' total assets. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan.


         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

TO BE ANNOUNCED SALE COMMITMENTS


         High Yield Opportunity Fund, Strategic Income Fund and Money Market Fund may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.


SHORT SALES


         Each Fund (except GNMA Income Fund, National Tax-Exempt Bond Fund, Classic Money Market Fund and Money Market Fund) may make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and short sales of securities which they do not own or have the right to acquire.


         In a short sale that is not "against the box," a Fund sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Fund must borrow the security generally from the broker through which the short sale is made in order to make delivery to the buyer. The Fund must replace the security borrowed by purchasing it at the market price at the time of replacement. The Fund is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Fund has a short position can range from one day to more than a year. Until the Fund replaces the security, the proceeds of the short sale are retained by the broker, and the Fund must pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Fund must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

         Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions the Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

         If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Fund will deposit in escrow in a separate account with the Custodian an equal


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
amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

         A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser or Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

         In the view of the SEC, a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. Government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. Each Fund will comply with these requirements. In addition, as a matter of policy, the Trust's Board of Trustees has determined that no Fund will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Fund's total assets, taken at market value.

         The extent to which a Fund may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

INVESTMENT STRATEGIES AND RISKS - LEXINGTON MONEY MARKET TRUST


         In order for Lexington Money Market Trust to achieve its objective of seeking as high a level of current income as is available from short term investments and consistent with the preservation of capital and liquidity, the Fund will invest its assets in the following money market instruments: (l) obligations issued, or guaranteed as to interest and principal, by the Government of the United States or any agency or instrumentality thereof; (2) U.S. dollar denominated time deposits, certificates of deposit and bankers' acceptances of U.S. banks and their London and Nassau branches and of U.S. branches of foreign banks, provided that the bank has total assets of one billion dollars; (3) commercial paper of U.S. corporations, rated Al, A2 by Standard & Poor's Corporation or Pl, P2 by Moody's Investors Service, Inc. or, if not rated, of such issuers having outstanding debt rated A or better by either of such services, or debt obligations of such issuers maturing in two years or less and rated A or better; (4) repurchase agreements under which the Fund may acquire an underlying debt instrument for a relatively short period subject to the obligation of the seller to repurchase, and of the Fund to resell, at a fixed price. The underlying security must be of the same quality as those described herein, although the usual practice is to use U.S. Government or government agency securities. The Fund will enter into repurchase agreements only with commercial banks and dealers in U.S. Government securities. Repurchase agreements when entered into with dealers, will be fully collateralized including the interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by the Investment Adviser to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements would exceed 10% of the total assets of the Fund; or (5) other money market instruments.


         The obligations of London and Nassau branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal upon these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as "sovereign risk"). In addition, evidences of ownership of portfolio securities may be held outside of the U.S., and the Fund may be subject to the risks associated with the holding of such property overseas. Examples of governmental actions would be the imposition of currency controls, interest limitations, seizure of assets, or the declaration of a moratorium. Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office. While the Fund will carefully consider these factors on making such investments, there are no limitations on the percentage of the Fund's portfolio which may be invested in any one type of instrument.

         The Investment Policies stated above are fundamental and may not be changed without shareholder approval. The Fund may not invest in securities other than the types of securities listed above and is subject to other specific restrictions as detailed under "Investment Restrictions" below.

DIVERSIFICATION

         Each Fund is "diversified" within the meaning of the 1940 Act. In order to qualify as diversified, a Fund must diversify its holdings so that at all times at least 75% (100% in the case of the Money Market Funds) of the value of its total assets is represented by cash and cash items (including receivables), securities issued or guaranteed as to principal or interest by the United States or its agencies or instrumentalities, securities of other investment companies, and other securities (for this purpose other securities of any one issuer are limited to an amount not greater than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of the issuer).


         The equity securities of each issuer that are included in the investment portfolio of a Fund are purchased by the Investment Adviser or a Sub-Adviser in approximately equal amounts, and the Investment Adviser or a Sub-Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the Prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser or a Sub-Adviser sells the securities of one of the issuers currently included in the portfolio.


BORROWING


         Strategic Income and High Yield Opportunity Funds may each borrow up to 20% of its total assets for temporary, extraordinary or emergency purposes. These Funds may also borrow through reverse repurchase agreements and other techniques, but all borrowings cannot exceed 1/3 of the total assets.


         Money Market Fund may borrow only up to 5% of its total assets.


         Lexington Money Market Trust and High Yield Bond, Intermediate Bond, National Tax-Exempt Bond and Classic Money Market Funds may borrow from banks up to 1/3 of its assets, for temporary or emergency purposes.


         GNMA Income Fund may not borrow money.

         Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

                             INVESTMENT RESTRICTIONS

         All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

INVESTMENT RESTRICTIONS - GNMA INCOME FUND

         The following investment restrictions are matters of fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or
(b) more than 50% of the outstanding shares. Under these investment restrictions, the Fund may not:

     (1)    Issue senior securities;

     (2)    Borrow money;

     (3)    Underwrite securities of other issuers;

     (4) Concentrate its investments in a particular industry to an extent greater than 25% of its total assets, provided that such limitation shall not apply to securities issued or guaranteed by the U.S. Government or its agencies;

     (5) Purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in GNMA mortgage-backed certificates);

     (6) Make loans to other persons except: (a) through the purchase of a portion or portions of an issue or issues of securities issued or guaranteed by the U.S. Government or its agencies, or (b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days;

     (7) Purchase the securities of another investment company or investment trust, except in the open market and then only if no profit, other than the customary broker's commission, results to a sponsor or dealer, or by merger or other reorganization;

     (8) Purchase any security on margin or effect a short sale of a security;

     (9) Buy securities from or sell securities (other than securities issued by the Fund) to any of its officers, directors or its investment adviser, as principal;

     (10) Contract to sell any security or evidence of interest therein, except to the extent that the same shall be owned by the Fund;

     (11) Purchase or retain securities of an issuer when one or more of the officers and directors of the Fund or of the Adviser, or a person owning more than 10% of the stock of either, own beneficially more than 1/2 of 1% of the securities of such issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

     (12) Invest more than 5% of its total assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), except that such restriction shall not apply to 25% of the Fund's portfolio so long as the net asset value of the portfolio does not exceed $2,000,000;

     (13) Purchase any securities if such purchase would cause the Fund to own at the time of purchase more than 10% of the outstanding voting securities of any one issuer;

     (14) Purchase any security restricted as to disposition under Federal securities laws;

     (15) Invest in interests in oil, gas or other mineral exploration or development programs; or

     (16)   Buy or sell puts, calls or other options.

         The Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in GNMA certificates. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS - HIGH YIELD OPPORTUNITY FUND, STRATEGIC INCOME FUND AND MONEY MARKET FUND



         The Funds have adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Fund (as defined in the 1940 Act).


         The investment objective of each Fund is a fundamental policy. In addition, the Funds may not:

     (1) Invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Fund's total assets may be invested without regard to this restriction and a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction also does not apply to investments by a Fund in securities of the U.S. Government or any of its agencies and instrumentalities.

     (2) Purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

     (3) Invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. This restriction does not apply to investments by a Fund in securities of the U.S. Government or its agencies and instrumentalities or to investments by Money Market Fund in obligations of domestic branches of U.S. banks and U.S. branches of foreign banks which are subject to the same regulation as U.S. banks.

     (4) Purchase or sell real estate. However, a Fund may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

     (5) Make loans of money, except that a Fund may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Fund reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets. This restriction does not apply to Money Market Fund.

     (6) Borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the 1940 Act, a Fund may borrow money if the borrowing is made from a bank or banks and only to the extent that the value of the Fund's total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including proposed borrowings), and provided, further that the borrowing may be made only for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of the Fund's total assets at the time of the borrowing. If such asset coverage of 300% is not maintained, the Fund will take prompt action to reduce its borrowings as required by applicable law.

     (7) Pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Funds from engaging in options, futures and foreign currency transactions, and shall not apply to Money Market Fund.

     (8) Underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

     (9) Invest more than 15% (10% in the case of Money Market Fund) of the value of its net assets in securities that at the time of purchase are illiquid.

     (10) Purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

     (11) Engage in short sales (other than Strategic Income and High Yield Opportunity Funds), except that a Fund may use such short-term credits as are necessary for the clearance of transactions.

     (12) Invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act and applicable state securities laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund.

     (13) Issue senior securities, except that a Fund may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Funds from engaging in short sales, options, futures and foreign currency transactions.

     (14) Enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

     (15) Purchase or write options on securities, except for hedging purposes (except in the case of Strategic Income Fund, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets,
            (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets, (iii) not more than 25% of a Fund's net assets would be hedged, and (iv) not more than 25% of a Fund's net assets are used as cover for options written by the Fund. This restriction does not apply to Money Market Fund.


         For purposes of investment restriction number 5, the Funds consider the restriction to prohibit the Funds from entering into instruments that have the character of a loan, i.e., instruments that are negotiated on a case-by-case basis between a lender and a borrower. The Funds consider the phrase "publicly distributed debt instruments" in that investment restriction to include, among other things, registered debt securities and unregistered debt securities that are offered pursuant to Rule 144A under the Securities Act of 1933. As a result, the Funds may invest in such securities. Further, the Funds do not consider investment restriction number 5 to prevent the Funds from investing in investment companies that invest in loans.



         High Yield Opportunity Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in high yield, lower rated debt securities, which are commonly referred to as "junk bonds," and convertible securities rated below investment grade (i.e., lower than the four highest rating categories) by a nationally recognized statistical rating agency, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


INVESTMENT RESTRICTIONS - LEXINGTON MONEY MARKET TRUST

         The following investment restrictions adopted by the Fund may not be changed without the affirmative vote of a majority (defined as the lesser of:
67% of the shares represented at a meeting at which 50% of outstanding shares are present, or 50% of outstanding shares) of its outstanding shares. The Fund may not:

     (1) Purchase any securities other than money market instruments or other debt securities maturing within two years of the date of purchase;

     (2) Borrow an amount which is in excess of one-third of its total assets taken at market value (including the amount borrowed); and then only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not borrow to increase income but only to meet redemption requests which might otherwise require undue disposition of portfolio securities. The Fund will not invest while it has borrowings outstanding;

     (3) Pledge its assets except in an amount up to 15% of the value of its total assets taken at market value in order to secure borrowings made in accordance with number (2) above;

     (4) Sell securities short unless at all times while a short position is open the Fund maintains a long position in the same security in an amount at least equal thereto;

     (5)    Write or purchase put or call options;

     (6) Purchase securities on margin except the Fund may obtain such short term credit as may be necessary for the clearance of purchases and sales of portfolio securities;

     (7) Make investments for the purpose of exercising control or management;

     (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

     (9) Make loans to other persons, provided that the Fund may purchase money market securities or enter into repurchase agreements and lend securities owned or held by it as provided herein;

     (10) Lend its portfolio securities, except in conformity with the guidelines set forth below;

     (11) Concentrate more than 25% of its total assets, taken at market value at the time of such investment, in any one industry, except U.S. Government and U.S. Government agency securities and U.S. bank obligations;

     (12) Purchase any securities other than U.S. Government or U.S. Government agency securities, if immediately after such purchase more than 5% of its total assets would be invested in securities of any one issuer for more than three business days (taken at market value);

     (13)   Purchase or hold real estate, commodities or commodity contracts;

     (14) Invest more than 5% of its total assets (taken at market value) in issues for which no readily available market exists or with legal or contractual restrictions on resale except for repurchase agreements;

     (15) Act as an underwriter (except as it may be deemed such as to the sale of restricted securities); or

     (16)   Enter into reverse repurchase agreements.

         Lending of Portfolio Securities - As stated in number (10) above, subject to guidelines established by the Fund's Board of Trustees and the SEC, the Fund, from time-to-time, may lend portfolio securities to brokers, dealers, corporations or financial institutions and receive collateral which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such collateral will be either cash or fully negotiable U. S. Treasury or agency issues. If cash, such collateral will be invested in short term securities, the income from which will increase the return to the Fund. However, a portion of such incremental return may be shared with the borrower. If securities, the usual procedure will be for the borrower to pay a fixed fee to the Fund for such time as the loan is outstanding. The Fund will retain substantially all rights of beneficial ownership as to the loaned portfolio securities including rights to interest or other distributions and will have the right to regain record ownership of loaned securities in order to exercise such beneficial rights. Such loans will be terminable at any time. The Fund may pay reasonable fees to persons unaffiliated with it in connection with the arranging of such loans.


INVESTMENT RESTRICTIONS - HIGH YIELD BOND FUND, INTERMEDIATE BOND FUND, NATIONAL TAX-EXEMPT BOND FUND, AND CLASSIC MONEY MARKET FUND



         The Funds have adopted the following investment restrictions that cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restriction number 9 is not a fundamental policy and may be changed by vote of a majority of the members of the Board of Trustees at any time. Each Fund, except as indicated, may not:


     (1) Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of a Fund's total assets). For purposes of this

            Investment Restriction, the entry into reverse repurchase agreements, options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     (2) Issue senior securities, except insofar as a Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing;

     (3) Make loans, except loans of portfolio securities and except that a Fund may enter into repurchase agreements with respect to its portfolio securities and may purchase the types of debt instruments described in its Prospectus or this SAI;

     (4) Invest in companies for the purpose of exercising control or management;

     (5) Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but a Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

     (6) Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

     (7) Purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

     (8) Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents; (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; (d) the Classic Money Market Fund will not be limited in its investments in obligations issued by domestic banks;

     (9) Invest more than 15%, 10% in the case of the Classic Money Market Fund, of the value of its net assets in investments which are illiquid (including repurchase agreements having maturities of more than seven calendar days, variable and floating rate demand and master demand notes not requiring receipt of principal note amount within seven days' notice and securities of foreign issuers which are not listed on a recognized domestic or foreign securities exchange); and

     (10) Purchase or sell commodities or commodity contracts except for stock futures contracts, interest rate futures contracts, index futures contracts, and foreign currency futures contracts and options thereon, in accordance with the applicable restrictions under the 1940 Act.


         The National Tax-Exempt Bond Fund has also adopted a fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt obligations issued by states, territories, and possessions of the United States and the District of Columbia or their political subdivisions, agencies and instrumentalities, multi-state agencies or authorities the interest from which is, in the opinion of bond counsel for the issuer, exempt from federal tax.


         The National Tax-Exempt Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the interest of which is not a preference item for purposes of the federal alternative minimum tax.


         Intermediate Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in bonds, including but not limited to corporate, government, and mortgage bonds, which, at the time of investment, are rated investment grade (for example, rated at least BBB by Standard and Poor's Rating Group or Baa by Moody's Investor Services) or have an equivalent rating by a nationally recognized statistical rating organization, or of comparable quality if unrated. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.



         The High Yield Bond Fund has also adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in a portfolio of high yield (high risk) bonds. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.


                             PORTFOLIO TRANSACTIONS


         Each Investment Management Agreement or Sub-Advisory Agreement authorizes each Investment Adviser or Sub-Adviser to select the brokers or dealers that will execute the purchase and sale of investment securities for their respective Fund. In all purchases and sales of securities for the portfolio of a Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreements or Sub-Advisory Agreements, each Investment Adviser or Sub-Adviser determines, subject to the instructions of and review by the Board of Trustees, which securities are to be purchased and sold by the Funds and which brokers are to be eligible to execute portfolio transactions of a Fund. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Adviser or a Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.



         In placing portfolio transactions, the Investment Adviser or a Sub-Adviser will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors. The Investment Adviser or a Sub-Adviser will seek to obtain the best commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the most favorable price and execution available, consideration may be given to those brokers that supply research and statistical information to a Fund, the Investment Adviser, and/or a Sub-Adviser, and provide other services in addition to execution services. The Investment Adviser or a Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by the Investment Adviser or a Sub-Adviser, to be useful in varying degrees, but of indeterminable value. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with the ING Group or the Investment Adviser or a Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of a Fund is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). Provided the Fund's officers are satisfied that the Fund is receiving the most favorable price and execution available, the Fund may also consider the sale of the Fund's shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

         While it will continue to be the Funds' general policy to seek first to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for a Fund, the Fund may also give weight to the ability of a broker to furnish brokerage and research services to the Fund, the Investment Adviser or a Sub-Adviser, even if the specific services were not imputed to the Fund and were useful to the Investment Adviser and/or a Sub-Adviser in advising other clients. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Adviser or a Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker.


         Purchases of securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.


         Some securities considered for investment by a Fund may also be appropriate for other clients served by Investment Adviser or a Fund's Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these other clients serviced by the Investment Adviser or Sub-Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Adviser's or Sub-Adviser's other clients in a manner deemed fair and reasonable by the Investment Adviser or Sub-Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Investment Adviser or a Sub-Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees. To the extent any of the Funds seek to acquire the same security at the same time, one or more of the Funds may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a specific Fund is concerned.





         Purchases and sales of fixed income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. Each Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed income securities transactions consists primarily of dealer spreads and underwriting commissions.

         In purchasing and selling fixed income securities, it is the policy of each Fund to obtain the best results, while taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While ING Investments generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily pay the lowest spread or commission available.

         Brokerage commissions paid by each Fund for previous fiscal years/periods are as follows:

FUND                          MARCH 31                      JUNE 30
----                    -------------------     -----------------------------
                          2002        2001        2000      1999       1998
                        -------     -------     -------    -------    -------
Strategic Income Fund   $ 1,327     $ 3,870     $11,424    $ 3,257    $     0
Money Market Fund             0           0           0          0          0
High Yield
 Opportunity Fund        17,500           0      27,105          0          0

FUND                           MARCH 31                  DECEMBER 31
----                    -------------------     -----------------------------
                          2002        2001        2000      1999       1998
                        -------     -------     -------    -------    -------
GNMA Income Fund        $     0     $     0     $     0    $60,939    $34,516
Lexington Money Market
 Trust                        0           0           0          0          0

FUND                           MARCH 31                  OCTOBER 31
----                    -------------------     -----------------------------
                          2002        2001        2000      1999       1998
                        -------     -------     -------    -------    -------
National Tax-Exempt
 Bond Fund              $     0     $     0         N/A        N/A        N/A
Intermediate Bond Fund        0         530     $     0          0        N/A
High Yield Bond Fund          0           0           0          0        N/A
Classic Money Market
 Fund                         0           0           0          0        N/A

         During the fiscal year ended March 31, 2002, the Funds did not pay any brokerage commissions to affiliated persons.

         During the fiscal year ended March 31, 2002, of the total commissions paid, the Funds did not pay any amounts to firms which provided research, statistical or other services to the Investment Adviser. The Investment Adviser has not separately identified a portion of such commissions as applicable to the provision of such research, statistical or otherwise.

         During the fiscal year ended March 31, 2002, the following Funds (or their predecessor master funds) acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


FUND                            SECURITY DESCRIPTION              MARKET VALUE
----                            --------------------              ------------
Intermediate Bond    Goldman Sachs Group, 6.60%, due 01/15/12    $    295,786
Fund                 Lehman Brothers Holdings, Inc., 6.625%,
                      due 01/18/12                                    245,790
                     Morgan Stanley Capital, Inc., 7.02%, due
                      11/15/09                                        417,109
                     Salomon Brothers Mortgage Securities,
                      Inc., 7.52%, due 12/18/09                       426,972

Strategic Income
Fund                 Goldman Sachs Group, 6.625%, due 12/01/04        942,884

Money Market Fund    Goldman Sachs Group, 1.77%, due 04/01/02       1,500,000
                     Prudential Funding Corp., 1.81%, due
                      05/07/02                                      1,372,511
                     Salomon Smith Barney Holdings, Inc.,
                      1.84%, due 04/03/02                           2,199,775

Classic Money        Morgan Stanley Dean Witter and Co., 1.79%,
Market                due 04/15/02                                  4,996,519
                     Morgan Stanley Dean Witter and Co., 1.80%,
                      due 05/13/02                                  4,989,500
                     Morgan Stanley Dean Witter and Co., 1.84%,
                      due 05/16/02                                  6,983,900
                     Salomon Smith Barney Holdings, 1.83%, due
                      05/16/02                                      4,988,563
                     Merrill Lynch and Co., 2.07%, due 04/08/02     5,000,361
                     Merrill Lynch and Co., 2.079%, due 05/31/02    2,500,719
                     Merrill Lynch and Co., 4.30%, due 04/24/02     5,000,000
                     Merrill Lynch and Co., 7.25%, due 07/26/02     5,051,639

Lexington Money
Market Trust         Goldman Sachs Group, 1.78%, due 05/01/02       1,897,182





                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         A complete description of the manner in which shares may be purchased, redeemed or exchanged appears in the Prospectus under "Shareholder Guide." Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer (and/or the Distributor) or by the Trust's transfer agent, DST Systems, Inc. ("Transfer Agent"), plus, for Class A and Class M Shares, a varying sales charge depending upon the class of shares purchased and the amount of money invested, as set forth in the Prospectus. An investor may exchange shares of a Fund for shares of the same class of any ING Fund, without paying any additional sales charge. Shares subject to a contingent deferred sales charge ("CDSC") will continue to age from the date that the original shares were purchased.

         Certain investors may purchase shares of the Funds with liquid assets with a value which is readily ascertainable by reference to a domestic exchange price and which would be eligible for purchase by a Fund consistent with the Fund's investment policies and restrictions. These transactions only will be effected if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.


SPECIAL PURCHASES AT NET ASSET VALUE

         Class A or Class M Shares of the Funds may be purchased at net asset value, without a sales charge, by persons who have redeemed their Class A or Class M Shares of a Fund (or shares of other funds managed by the Investment Adviser in accordance with the terms of such privileges established for such funds) within the previous 90 days. The amount that may be so reinvested in the Fund is limited to an amount up to, but not exceeding, the redemption proceeds (or to the nearest full share if fractional shares are not purchased). In order to exercise this privilege, a written order for the purchase of shares must be received by the Transfer Agent, or be postmarked, within 90 days after the date of redemption. This privilege may only be used once per calendar year. Payment must accompany the request and the purchase will be made at the then current net asset value of the Fund. Such purchases may also be handled by a securities dealer who may charge a shareholder for this service. If the shareholder has realized a gain on the redemption, the transaction is taxable and any reinvestment will not alter any applicable federal capital gains tax. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although such disallowance is added to the tax basis of the shares acquired upon the reinvestment.

         Class A Shares of the Funds may also be purchased at net asset value by any person who can document that Fund shares were purchased with proceeds from the redemption (within the previous 90 days) of shares from any unaffiliated mutual fund on which a sales charge was paid or which were subject at any time to a CDSC, and the Distributor has determined in its discretion that the unaffiliated fund invests primarily in the same types of securities as the ING Fund purchased.


         Additionally, Class A or Class M Shares of the Funds may also be purchased at net asset value by any charitable organization or any state, county, or city, or any instrumentality, department, authority or agency thereof that has determined that a Fund is a legally permissible investment and that is prohibited by applicable investment law from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). If an investment by an eligible governmental authority at net asset value is made though a dealer who has executed a selling group agreement with respect to the Trust (or the other open-end ING Funds) the Distributor may pay the selling firm 0.25% of the Offering Price.



         Shareholders of the Money Market Funds who acquired their shares by using all or a portion of the proceeds from the redemption of Class A or Class M Shares of other open-end ING Funds distributed by the Distributor may reinvest such amount plus any shares acquired through dividend reinvestment in Class A or Class M Shares of a Fund at its current net asset value, without a sales charge.



         The officers, Trustees and bona fide full-time employees of the Trust and the officers, directors and full-time employees of the Investment Adviser, any Sub-Adviser, the Distributor, any service provider to a Fund or affiliated corporations thereof or any trust, pension, profit-sharing or other benefit plan for such persons, broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step-relations, relations at-law, and cousins) employees of such broker-dealers (including their immediate families) and discretionary advisory accounts of the Investment Adviser or any Sub-Adviser, may purchase Class A or Class M Shares of a Fund at net asset value without a sales charge. Such purchaser may be required to sign a letter stating that the purchase is for his own investment purposes only and that the securities will not be resold except to the Fund. The Trust may, under certain circumstances, allow registered investment adviser's to make investments on behalf of their clients at net asset value without any commission or concession.


         Class A or M Shares may also be purchased at net asset value by certain fee based registered investment advisers, trust companies and bank trust departments under certain circumstances making investments on behalf of their clients and by shareholders who have authorized the automatic transfer of dividends from the same class of another open-end fund managed by the Investment Adviser or from ING Prime Rate Trust.


         Class A or Class M Shares may also be purchased without a sales charge by (i) shareholders who have authorized the automatic transfer of dividends from the same class of another ING Fund distributed by the Distributor or from ING Prime Rate Trust; (ii) registered investment advisers, trust companies and bank trust departments investing in Class A Shares on their own behalf or on behalf of their clients, provided that the aggregate amount invested in one or more ING Funds, during the 13 month period starting with the first investment, equals at least $1 million; (iii) broker-dealers, who have signed selling group agreements with the Distributor, and registered representatives and employees of such broker-dealers, for their own accounts or for members of their families (defined as current spouse, children, parents, grandparents, uncles, aunts, siblings, nephews, nieces, step relations, relations-at-law and cousins); (iv) broker-dealers using third party administrators for qualified retirement plans who have entered into an agreement with the Funds or an affiliate, subject to certain operational and minimum size requirements specified from time-to-time by the Funds; (v) accounts as to which a banker or broker-dealer charges an account management fee ("wrap accounts"); and (vi) any registered investment company for which ING Investments serves as adviser.


         The Funds may terminate or amend the terms of these sales charge waivers at any time.

LETTERS OF INTENT AND RIGHTS OF ACCUMULATION

         An investor may immediately qualify for a reduced sales charge on a purchase of Class A or Class M Shares of any of the Funds which offers Class A Shares, Class M Shares or shares with front-end sales charges, by completing the Letter of Intent section of the Shareholder Application in the Prospectus (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for the reduced sales charge. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment made will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent as described above. Sales charge reductions based upon purchases in more than one investment in the Funds will be effective only after notification to the Distributor that the investment qualifies for a discount. The shareholder's holdings in the Investment Adviser's funds (excluding Shares of the Money Market Funds) acquired within 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment of sales charge until the Letter of Intent is fulfilled. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge as specified below, depending upon the amount actually purchased (less redemption) during the period.

         An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application in the Prospectus. A minimum initial investment equal to 25% of the intended total investment is required. An amount equal to the maximum sales charge or 5.75% of the total intended purchase will be held in escrow at ING Funds, in the form of shares, in the investor's name to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The shares in escrow will be included in the total shares owned as reflected on the monthly statement; income and capital gain distributions on the escrow shares will be paid directly by the investor. The escrow shares will not be available for redemption by the investor until the Letter of Intent has been completed, or the higher sales charge paid. If the total purchases, less redemptions, equal the amount specified under the Letter, the shares in escrow will be released. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer with whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before, and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the applicable offering price. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to the Distributor an amount equal to the difference in dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single account in the name of the investor or to the investor's order. If within 10 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of shares in escrow to realize such difference will be made. If the proceeds from a total redemption are inadequate, the investor will be liable to the Distributor for the difference. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption and the balance will be forwarded to the Investor. By completing the Letter of Intent section of the Shareholder Application, an investor grants to the Distributor a security interest in the shares in escrow and agrees to irrevocably appoint the Distributor as his attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due and authorizes the Transfer Agent or Sub-Transfer Agent to receive and redeem shares and pay the proceeds as directed by the Distributor. The investor or the securities dealer must inform the Transfer Agent or the Distributor that this Letter is in effect each time a purchase is made.

         If at any time prior to or after completion of the Letter of Intent the investor wishes to cancel the Letter of Intent, the investor must notify the Distributor in writing. If, prior to the completion of the Letter of Intent, the investor requests the Distributor to liquidate all shares held by the investor, the Letter of Intent will be terminated automatically. Under either of these situations, the total purchased may be less than the amount specified in the Letter of Intent. If so, the Distributor will redeem at NAV to remit to the Distributor and the appropriate authorized dealer an amount equal to the difference between the dollar amount of the sales charge actually paid and the amount of the sales charge that would have been paid on the total purchases if made at one time.


         The value of shares of the Fund plus shares of the other open-end funds distributed by the Distributor (excluding Shares of the Money Market Funds) can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase. The reduced sales charge apply to quantity purchases made at one time or on a cumulative basis over any period of time by (i) an investor, (ii) the investor's spouse and children under the age of majority, (iii) the investor's custodian accounts for the benefit of a child under the Uniform Gift to Minors Act, (iv) a trustee or other fiduciary of a single trust estate or a single fiduciary account (including a pension, profit-sharing and/or other employee benefit plans qualified under Section 401 of the Code), by trust companies' registered investment advisers, banks and bank trust departments for accounts over which they exercise exclusive investment discretionary authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.


         The reduced sales charge also apply on a non-cumulative basis, to purchases made at one time by the customers of a single dealer, in excess of $1 million. The Letter of Intent option may be modified or discontinued at any time.

         Shares of the Funds (excluding shares of the Money Market Funds) purchased and owned of record or beneficially by a corporation, including employees of a single employer (or affiliates thereof) including shares held by its employees, under one or more retirement plans, can be combined with a current purchase to determine the reduced sales charge and applicable offering price of the current purchase, provided such transactions are not prohibited by one or more provisions of the Employee Retirement Income Security Act or the Internal Revenue Code. Individuals and employees should consult with their tax advisors concerning the tax rules applicable to retirement plans before investing.

         For the purposes of Rights of Accumulation and the Letter of Intent Privilege, shares held by investors in the Funds which impose a CDSC may be combined with Class A or Class M Shares for a reduced sales charge but will not affect any CDSC which may be imposed upon the redemption of shares of a Fund which imposes a CDSC.

REDEMPTIONS

         Payment to shareholders for shares redeemed will be made within seven days after receipt by the Fund's Transfer Agent of the written request in proper form, except that a Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of a Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Fund's shareholders. At various times, a Fund may be requested to redeem shares for which it has not yet received good payment. Accordingly, the Fund may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.


         Each Fund intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. However, the Trust has elected to be governed by the provisions of Rule 18f-1 under the 1940 Act, which contain a formula for determining the minimum amount of cash to be paid as part of any redemption. In the event a Fund must liquidate portfolio securities to meet redemptions, it reserves the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.



         Due to the relatively high cost of handling small investments, the Trust reserves the right, upon 30 days written notice, to redeem, at net asset value (less any applicable deferred sales charge), the shares of any shareholder whose account has a value of less than $1,000 in the Fund, other than as a result of a decline in the net asset value per share. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where a Fund has previously waived the minimum investment requirements.


         The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

         Certain purchases of Class A Shares and most Class B, Class C and Class T Shares may be subject to a CDSC. Shareholders will be charged a CDSC if certain of those shares are redeemed within the applicable time period as stated in the prospectus.

         No CDSC is imposed on any shares subject to a CDSC to the extent that those shares (i) are no longer subject to the applicable holding period, (ii) resulted from reinvestment of distributions on CDSC shares, or (iii) were exchanged for shares of another fund managed by the Investment Adviser, provided that the shares acquired in such exchange and subsequent exchanges will continue to remain subject to the CDSC, if applicable, until the applicable holding period expires.

         The CDSC or redemption fee will be waived for certain redemptions of Fund shares. The CDSC or redemption fee will be waived in the case of a redemption of shares following the death or permanent disability of a shareholder if the redemption is made within one year of death or initial determination of permanent disability. The waiver is available for total or partial redemptions of shares owned by an individual or an individual in joint tenancy (with rights of survivorship), but only for redemptions of shares held at the time of death or initial determination of permanent disability. For Class B and C shares, the CDSC will be waived for redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually The CDSC or redemption fee will also be waived in the case of a total or partial redemption of shares in connection with any mandatory distribution from a tax-deferred retirement plan or an IRA. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from services, except that a CDSC or redemption fee may be waived in certain circumstances involving redemptions in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA. The shareholder must notify the Fund either directly or through the Distributor at the time of redemption that the shareholder is entitled to a waiver of CDSC or redemption fee. The waiver will then be granted subject to confirmation of the shareholder's entitlement. The CDSC or redemption fee, which may be imposed on Class A Shares purchased in excess of $1 million, will also be waived for registered investment advisers, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. These waivers may be changed at any time.


REINSTATEMENT PRIVILEGE

         If you sell Class B, Class C or Class T Shares of an ING Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B, Class C and Class T Shares will retain their original cost and purchase date for purposes of the CDSC. The amount of any CDSC also will be reinstated. To exercise this privilege, the written order for the purchase of shares must be received by the Transfer Agent or be postmarked within 90 days after the date of redemption. This privilege can be used only once per calendar year. If a loss is incurred on the redemption and the reinstatement privilege is used, some or all of the loss may not be allowed as a tax deduction.

EXCHANGES

         The following conditions must be met for all exchanges among the Funds:
(i) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (ii) the Acquired shares will be registered to the same shareholder account as the shares to be surrendered (the "Exchanged Shares"); (iii) the Exchanged Shares must have been held in the shareholder's account for at least 30 days prior to the exchange;
(iv) except for exchanges into the Money Market Funds, the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and
(v) a properly executed exchange request has been received by the Transfer
Agent.


         Each Fund reserves the right to delay the actual purchase of the Acquired Shares for up to five business days if it determines that it would be disadvantaged by an immediate transfer of proceeds from the redemption of Exchanged Shares. Normally, however, the redemption of Exchanged Shares and the purchase of Acquired Shares will take place on the day that the exchange request is received in proper form. Each Fund reserves the right to terminate or modify its exchange privileges at any time upon prominent notice to shareholders. Such notice will be given at least 60 days in advance. It is the policy of ING to discourage and prevent frequent trading by shareholders among the Funds in response to market fluctuations. Accordingly, in order to maintain a stable asset base in each Fund and to reduce administrative expenses borne by each Fund, ING Investments reserves the right to reject any exchange request.



         If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers of 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.


         You are not required to pay an applicable CDSC upon an exchange from any ING Fund into the ING Senior Income Fund. However, if you exchange into the ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the CDSC will apply from the original ING Fund from which you exchanged. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the original ING Fund.

CONVERSION OF CLASS B AND CLASS T SHARES

         A shareholder's Class B and Class T Shares will automatically convert to Class A Shares in the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B and Class T Shares occurs, together with a pro rata portion of all Class B and Class T Shares representing dividends and other distributions paid in additional Class B and Class T Shares, except that Class B and Class T Shares acquired initially through Funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. The conversion of Class B and Class T Shares into Class A Shares is subject to the continuing availability of an opinion of counsel or an Internal Revenue Service ("IRS") ruling, if the Investment Adviser deems it advisable to obtain such advice, to the effect that (1) such conversion will not constitute taxable events for federal tax purposes; and (2) the payment of different dividends on Class A, Class B, and Class T Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986. The Class B and Class T Shares so converted will no longer be subject to the higher expenses borne by Class B and Class T Shares. The conversion will be effected at the relative net asset values per share of the applicable Classes.

DEALER COMMISSIONS AND OTHER INCENTIVES

         In connection with the sale of shares of the Funds, the Distributor may pay Authorized Dealers of record a sales commission as a percentage of the purchase price. In connection with the sale of Class A and Class M Shares, the Distributor will reallow to Authorized Dealers of record from the sales charge on such sales the following amounts:

AMOUNT OF TRANSACTION          DEALERS' RE-ALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
---------------------          -------------------------------------------------------
                                        CLASS A                        CLASS M
Less than $50,000                       %  4.25                         %  3.00
$50,000 - $99,999                          4.00                            2.00
$100,000 - $249,999                        3.00                            1.25
$250,000 - $499,000                        2.25                            1.00
$500,000 - $999,999                        1.75                            None
$1,000,000 and over                   See below                            None

         The Distributor may pay to Authorized Dealers out of its own assets commissions on shares sold in Classes A, B and C, at net asset value, which at the time of investment would have been subject to the imposition of a CDSC if redeemed. There is no sales charge on purchases of $1,000,000 or more of Class A Shares. However, such purchases may be subject to a CDSC, as disclosed in the Prospectus. The Distributor will pay Authorized Dealers of record commissions at the rates shown in the table below for purchases of Class A Shares that are subject to a CDSC:

AMOUNT OF TRANSACTION                DEALER COMMISSION AS A PERCENTAGE OF AMOUNT INVESTED
---------------------                ----------------------------------------------------
$1,000,000 to $2,499,000                                  %  1.00
$2,500,000 to $4,999,999                                     0.50
$5,000,000 and over                                          0.25

         Also, the Distributor will pay out of its own assets a commission of 1% of the amount invested for purchases of Class A Shares of less than $1 million by qualified employer retirement plans with 50 or more participants.

         The Distributor will pay out of its own assets a commission of 4% of the amount invested for purchases of Class B Shares subject to a CDSC (other than Strategic Income Fund, for which 3.00% of the amount invested may be paid out). For purchases of Class C Shares subject to a CDSC, the Distributor may pay out of its own assets a commission of 1% of the amount invested of each Fund (other than Strategic Income Fund, for which 0.75% of the amount invested may be paid out).

         The Distributor may, from time to time, at its discretion, allow a selling dealer to retain 100% of a sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. For more information on incentives, see "Management of the Funds -- 12b-1 Plans" in this SAI.

         In connection with 401(k) Plans that invest $1 million or more in Class A shares of the Funds, ING Distributor will pay dealer compensation of 1% of the purchase price of the shares to the dealer from its own resources at the time of the initial rollover investment.

         For the period from November 1, 2000 through the close of business on October 31, 2002, the Distributor has committed to continue the trails on Fund shares sold prior to November 1, 2000, in accordance with the applicable annual fee rate based on the average daily net asset value of the shares held by a brokerage investor, described below:

          FUND CLASS               FIXED INCOME FUNDS    MONEY MARKET FUND    CLASSIC MONEY MARKET FUND
          ----------               ------------------    -----------------    -------------------------
          Class A                        0.35%                 0.35%                   0.30%
          Class B*                       0.40%                 0.40%                   0.40%
          Class C*                       1.00%                 1.00%                   1.00%
         Beginning in month 13.

                          DETERMINATION OF SHARE PRICE

         As noted in the Prospectus, the net asset value and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. New York time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


         Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Short-term obligations maturing in less than 60 days will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "How Net Asset Value is Determined" in the Prospectus. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of each Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Funds in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Investment Adviser on that day.


         The value of the foreign securities traded on exchanges outside the United States is based upon the price on the exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of a Fund's valuation). Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of net asset value of a Fund may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to a Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time when the Fund's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Trustees.

         Foreign securities markets may close before a Fund determines its net asset value. European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's respective net asset values therefore may not take place contemporaneously with the determination of the prices of securities held by the Fund. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless the Investment Adviser, under the supervision of a Fund's Board of Trustees, determines that the particular event would materially affect net asset value. As a result, the Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

         In computing a class of a Fund's net asset value, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

         The per share net asset value of Class A Shares generally will be higher than the per share net asset value of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C. It is expected, however, that the per share net asset value of the classes will tend to converge immediately after the payment of dividends or distributions that will differ by approximately the amount of the expense accrual differentials between the classes.

         Orders received by dealers prior to the close of regular trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of regular trading on the Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

MONEY MARKET FUND, CLASSIC MONEY MARKET FUND AND LEXINGTON MONEY MARKET TRUST

         For the purpose of determining the price at which the Money Market Funds' (because this section applies to each of the Money Market Funds, they are referred to, in this section only, as the "Fund") shares are issued and redeemed, the net asset value per share is calculated immediately after the daily dividend declaration by: (a) valuing all securities and instruments as set forth below; (b) subtracting a Fund's liabilities; and (c) dividing the resulting amount by the number of shares outstanding. As discussed below, it is the intention of the Fund to maintain a net asset value per share of $1.00. The Fund's portfolio instruments are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold its portfolio. During periods of declining interest rates, the daily yield on shares of the Fund computed as described above may be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all its portfolio instruments. Thus, if the use of amortized cost by the Fund results in a lower aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values, and existing investors in the Fund would receive less investment income. The converse would apply in a period of rising interest rates.


         The Fund's use of amortized cost and the maintenance of the Fund's per share net value at $1.00 is based on its election to operate under the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of thirteen months or less, and invest only in securities which are determined by the Board of Trustees to present minimal credit risks and which are of high quality as required by the Rule, or in the case of any instrument not so rated, considered by the Board of Trustees to be of comparable quality. Securities in each Fund will consist of money market instruments that have been rated (or whose issuer's short-term debt obligations are rated) in one of the two highest categories (i.e., `Al/Pl') by both S&P and Moody's, two nationally recognized statistical rating organizations (`NRSRO').


         The Fund may invest up to 5% of its assets in any single `Tier I' security (other than U.S. Government securities), measured at the time of acquisition; however, it may invest more than 5% of its assets in a single Tier 1 security for no more than three business days. A `Tier I' security is one that has been rated (or the issuer of such security has been rated) by both S&P and Moody's in the highest rating category or, if unrated, is of comparable quality. A security rated in the highest category by only one of these NRSROs is also considered a Tier 1 security. Classic Money Market Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days after the acquisition thereof provided that it may not invest in the securities of more than one issuer in accordance with this provision at any one time.


         In addition, the Fund may invest not more than 5% of its assets in `Tier 2' securities. A Tier 2 security is a security that is (a) rated in the second highest category by either S&P or Moody's or (b) an unrated security that is deemed to be of comparable quality by the Investment Adviser or Sub-Adviser. The Fund may invest up to 1% of its assets in any single Tier 2 security. The Fund may invest only in a money market instrument that has a remaining maturity of 13 months (397 days) or less, provided that the Fund's average weighted maturity is 90 days or less.



         The SEC requires that the Board of Trustees adopt a procedure for the periodic comparison of market value to amortized cost and requires that the board promptly consider what, if any, action the fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 1/2 of 1 percent. The Valuation Committee of each Fund determines what, if any, action the Fund should take upon the determination that the amortized cost NAV deviated from market value NAV by more that 0.025%. The Valuation Committee notifies the full Board of Trustees if the if the variance is greater than 0.50%.



         The Board of Trustees has also agreed, as a particular responsibility within the overall duty of care owed to its shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Trustees deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value.


         In such a review for the Money Market Fund and Lexington Money Market Trust, the investments for which market quotations are readily available are valued at the most recent mean between the bid price (or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued) and the ask price. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

         In such a review for the Classic Money Market Fund, the investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by the Board of Trustees.

                             SHAREHOLDER INFORMATION

         Certificates representing shares of a particular Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

         The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).


         The Trust reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of a Fund by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the

Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which a Fund is obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.


                       SHAREHOLDER SERVICES AND PRIVILEGES

         As discussed in the Prospectus, the Funds provide a Pre-Authorized Investment Program for the convenience of investors who wish to purchase shares of a Fund on a regular basis. Such a Program may be started with an initial investment ($1,000 minimum) and subsequent voluntary purchases ($100 minimum) with no obligation to continue. The Program may be terminated without penalty at any time by the investor or the Funds. The minimum investment requirements may be waived by the Fund for purchases made pursuant to (i) employer-administered payroll deduction plans, (ii) profit-sharing, pension, or individual or any employee retirement plans, or (iii) purchases made in connection with plans providing for periodic investments in Fund shares.

         For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of a Fund on a periodic basis, the Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

         All shareholders will receive a confirmation of each new transaction in their accounts, which will also show the total number of Fund shares owned by each shareholder, the number of shares being held in safekeeping by the Fund's Transfer Agent for the account of the shareholder and a cumulative record of the account for the entire year. Shareholders may rely on these statements in lieu of certificates. Certificates representing shares of a fund will not be issued unless the shareholder requests them in writing.

SELF-EMPLOYED AND CORPORATE RETIREMENT PLANS


         For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Fund a Prototype Plan and Custody Agreement. The Custody Agreement provides that State Street Bank & Trust, Kansas City, Missouri, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $12.00 for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Funds.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Trust. Employers who wish to use shares of a Fund under a custodianship with another bank or trust company must make individual arrangements with such institution.


INDIVIDUAL RETIREMENT ACCOUNTS


         Investors having earned income are eligible to purchase shares of a Fund under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans that employers may establish on behalf of their employees are also available. Roth IRA plans that enable employed and self-employed individuals to make non-deductible contributions, and, under certain circumstances, effect tax-free withdrawals, are also available. Copies of a model Custodial Account Agreement are available from the Distributor. Investors Fiduciary Trust Company, Kansas City, Missouri, will act as the Custodian under this model Agreement, for which it will charge the investor an annual fee of $12.00 for maintaining the Account

(such fee is in addition to the normal custodial charges paid by the Funds). Full details on the IRA are contained in an IRS required disclosure statement, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Trust. An IRA using shares of a Fund may also be used by employers who have adopted a Simplified Employee Pension Plan.


         Purchases of Fund shares by Section 403(b) and other retirement plans are also available. Section 403(b) plans are arrangements by a public school organization or a charitable, educational, or scientific organization that is described in Section 501(c)(3) of the Internal Revenue Code under which employees are permitted to take advantage of the federal income tax deferral benefits provided for in Section 403(b) of the Code. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

TELEPHONE REDEMPTION AND EXCHANGE PRIVILEGES

         As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

     (1) Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption; however, redemptions of Class A and Class B Shares may be subject to a contingent deferred sales charge (See "Redemption of Shares" in the Prospectus).

     (2) Telephone redemption and/or exchange instructions should be made by dialing 1-800-992-0180 and selecting option 3.

     (3) The Funds will not permit exchanges in violation of any of the terms and conditions set forth in the Prospectus or herein.

     (4) Proceeds of the redemption must meet the following conditions to be accepted by the Funds:

          a. Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous thirty (30) days.

          b. Certain account information will need to be provided for verification purposes before the redemption will be executed.

          c. Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed with in a 30 day period.

          d. The maximum amount which can be liquidated and sent to the address of record at any one time is $100,000.

          e. The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

     (5) If the exchange involves the establishment of a new account, the dollar amount being exchanged must at least equal the minimum investment requirement of the Fund being acquired.

     (6) Any new account established through the exchange privilege will have the same account information and options except as stated in the Prospectus.

     (7) Certificated shares cannot be redeemed or exchanged by telephone but must be forwarded to ING at P.O. Box 419368, Kansas City, MO 64141 and deposited into your account before any transaction may be processed.

     (8) If a portion of the shares to be exchanged are held in escrow in connection with a Letter of Intent, the smallest number of full shares of the ING Fund to be purchased on the exchange having the same aggregate net asset value as the shares being exchanged shall be substituted in the escrow account. Shares held in escrow may not be redeemed until the Letter of Intent has expired and/or the appropriate adjustments have been made to the account.

     (9) Shares may not be exchanged and/or redeemed unless an exchange and/or redemption privilege is offered pursuant to the Funds' then-current prospectus.

     (10) Proceeds of a redemption may be delayed up to 15 days or longer until the check used to purchase the shares being redeemed has been paid by the bank upon which it was drawn.

SYSTEMATIC WITHDRAWAL PLAN

         You may elect to make periodic withdrawals from your account in any fixed amount in excess of $100 ($1,000 in the case of Classes I and Q) to yourself, or to anyone else you properly designate, as long as the account has a current value of at least $10,000 ($250,000 in the case of Classes I and Q). To establish a systematic cash withdrawal, complete the Systematic Withdrawal Plan section of the Account Application. To have funds deposited to your bank account, follow the instructions on the Account Application. You may elect to have monthly, quarterly, semi-annual or annual payments. Redemptions are normally processed on the fifth day prior to the end of the month, quarter or year. Checks are then mailed or proceeds are forwarded to your bank account on or about the first of the following month. You may change the amount, frequency and payee, or terminate the plan by giving written notice to the Transfer Agent. A Systematic Withdrawal Plan may be modified at any time by the Fund or terminated upon written notice by the relevant Fund.

         During the withdrawal period, you may purchase additional shares for deposit to your account, subject to any applicable sales charge, if the additional purchases are equal to at least one year's scheduled withdrawals, or $1,200 ($12,000 in the case of Classes I and Q), whichever is greater. There are no separate charges to you under this Plan, although a CDSC may apply if you purchased Class A, B or C Shares. Shareholders who elect to have a systematic cash withdrawal must have all dividends and capital gains reinvested. As shares of a Fund are redeemed under the Plan, you may realize a capital gain or loss for income tax purposes.

                                  DISTRIBUTIONS

         As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of a respective class of a Fund at the then current net asset value, with no sales charge. The Funds' management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with its Transfer Agent to have all income dividends and capital gains distributions that are declared by the Funds automatically reinvested for the account of each shareholder. A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of a class of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the respective class of the Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, each Fund must, among other things:
(a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

         If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

TAX LOSS CARRY-FORWARDS

         Tax loss carry-forward which may be used to offset future realized capital gains for federal income tax purposes were as follows as of March 31, 2002:

         FUND                                   AMOUNT          EXPIRATION DATES
         ----                                   ------          ----------------
         GNMA Income Fund                    $ 16,472,090         2003 - 2010
         Strategic Income Fund                  9,471,478         2006 - 2010
         High Yield Opportunity Fund          459,417,528         2004 - 2010
         High Yield Bond Fund                   5,388,610         2008 - 2010

DISTRIBUTIONS

         Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

ORIGINAL ISSUE DISCOUNT

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

FOREIGN CURRENCY TRANSACTIONS

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

PASSIVE FOREIGN INVESTMENT COMPANIES

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN WITHHOLDING TAXES

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

OPTIONS AND HEDGING TRANSACTIONS

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed in the 90-day period ending with the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

SHORT SALES AGAINST THE BOX

         If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

OTHER INVESTMENT COMPANIES

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

SALE OR OTHER DISPOSITION OF SHARES

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

BACKUP WITHHOLDING

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

OTHER TAXES

         Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                        P(1 + T)(to the power of n) = ERV

Where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period. All total return figures assume that all dividends are reinvested when paid.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                       P(1 + T)(to the power of n) = ATV(D)

Where: P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions), n = the number of years, and ATV(D) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

         Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                        P(1 + T)(to the power of n) = ATV(DR)

Where: P = a hypothetical initial payment of $1,000, T = the average annual total return (after taxes on distributions),
                 n = the number of years, and
           ATV(DR) = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

         All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.

         From time to time, a Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

         Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

         The seven-day and effective seven-day average yields for the Money Market Funds for the period ended March 31, 2002 were as follows:

FUND                               SEVEN-DAY YIELD       EFFECTIVE SEVEN-DAY YIELD
----                               ---------------       -------------------------
Money Market Fund                 Class A     % 0.79        Class A      % 0.79
                                  Class B       0.04        Class B        0.04
                                  Class C       0.04        Class C        0.04

Classic Money Market Fund         Class A       1.41        Class A        1.42
                                  Class B       0.89        Class B        0.89
                                  Class C       0.77        Class C        0.77

FUND                               SEVEN-DAY YIELD       EFFECTIVE SEVEN-DAY YIELD
----                               ---------------       -------------------------
                                  Class I       3.79        Class I        3.86

Lexington Money Market Trust      Class A       0.90        Class A        0.90

         Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                           a-b
                Yield= 2[(------ + 1)(to the power of 6) - 1]
                           cd

Where: a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements),
              c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
              d  =  the maximum offering price per share on the last day of the period.

         Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

         A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

         Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

         Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

         In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, Class I, Class M, Class Q, and Class T Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

         The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended March 31, 2002, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to March 31, 2002, is as follows:

                                                                      1            5           10        SINCE       INCEPTION
FUND                                                                 YEAR         YEAR        YEAR     INCEPTION       DATE
----                                                                 ----         ----        ----     ---------       ----
HIGH YIELD OPPORTUNITY FUND
Class A                                                            %  -6.47      %  N/A      %  N/A    %  -3.09     03/27/1998
Class A Return After Taxes on Distributions                           10.99         N/A         N/A       -7.25
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                 -4.09         N/A         N/A       -4.30
Class B                                                               -6.82         N/A         N/A       -2.81     03/27/1998
Class C                                                               -3.46         N/A         N/A       -2.52     03/27/1998
Class Q                                                               -1.56         N/A         N/A       -1.73     03/27/1998
Class T                                                               -5.64         N/A         N/A       -8.59     03/31/2000
STRATEGIC INCOME FUND
Class A                                                               -4.52         N/A         N/A        1.00     07/27/1998
Class A Return After Taxes on Distributions                           -7.32         N/A         N/A       -1.79
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                 -2.80         N/A         N/A       -0.57
Class B                                                               -4.81         N/A         N/A        1.32     07/27/1998
Class C                                                               -1.10         N/A         N/A        1.99     07/27/1998
Class Q                                                                0.49         N/A         N/A        2.60     07/27/1998
MONEY MARKET FUND(1)
Class A                                                                2.10         N/A         N/A        3.80     11/24/1999
Class A Return After Taxes on Distributions                             N/A         N/A         N/A         N/A
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                   N/A         N/A         N/A         N/A
Class B                                                               -3.62         N/A         N/A        2.00     07/12/1999
Class C                                                                0.33         N/A         N/A        3.04     07/16/1999
INTERMEDIATE BOND FUND
Class A                                                                4.06         N/A         N/A        6.22     12/15/1998
Class A Return After Taxes on Distributions                           -0.48         N/A         N/A        3.03

                                                                      1            5           10        SINCE       INCEPTION
FUND                                                                 YEAR         YEAR        YEAR     INCEPTION       DATE
----                                                                 ----         ----        ----     ---------       ----
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                  2.40         N/A         N/A        3.36
Class B                                                                3.51         N/A         N/A        6.21     12/15/1998
Class C                                                                7.26         N/A         N/A        7.00     12/15/1998
Class I                                                                 N/A         N/A         N/A        0.36     01/08/2002
HIGH YIELD BOND FUND
Class A                                                               -2.94         N/A         N/A        3.26     12/15/1998
Class A Return After Taxes on Distributions                           -6.20         N/A         N/A       -0.25
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                 -1.89         N/A         N/A        0.85
Class B                                                               -3.38         N/A         N/A        3.30     12/15/1998
Class C                                                                0.27         N/A         N/A        4.02     12/15/1998
NATIONAL TAX-EXEMPT BOND FUND
Class A                                                               -2.58         N/A         N/A        3.77     11/08/1999
Class A Return After Taxes on Distributions                           -4.06         N/A         N/A        1.99
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                 -1.60         N/A         N/A        2.12
Class B                                                               -3.33         N/A         N/A        3.89     11/08/1999
Class C                                                                0.70         N/A         N/A        5.14     11/08/1999
CLASSIC MONEY MARKET FUND(1)
Class A                                                                2.83         N/A         N/A        4.53     12/15/1998
Class A Return After Taxes on Distributions                             N/A         N/A         N/A         N/A
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                   N/A         N/A         N/A         N/A
Class B                                                               -2.79         N/A         N/A        3.01     12/15/1998
Class C                                                                1.20         N/A         N/A        3.85     12/15/1998
Class I                                                                3.71         N/A         N/A        5.13     10/13/1999
GNMA INCOME FUND
Class A                                                               -0.58        6.44        6.60         N/A     08/17/1973
Class A Return After Taxes on Distributions                           -2.67        4.02        4.00         N/A
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                 -0.39        3.94        3.97         N/A
Class B                                                               -1.40         N/A         N/A        4.72     10/06/2000
Class C                                                                2.66         N/A         N/A        7.18     10/13/2000
Class I                                                                 N/A         N/A         N/A        0.04     01/07/2002
Class M                                                                0.65         N/A         N/A        1.94     02/26/2001
Class Q                                                                4.50         N/A         N/A        5.42     02/26/2001
Class T                                                                0.00         N/A         N/A        2.21     02/26/2001
LEXINGTON MONEY MARKET TRUST(1)
Class A                                                                2.11        4.28        3.98         N/A     01/02/1979
Class A Return After Taxes on Distributions                             N/A         N/A         N/A         N/A
Class A Return After Taxes on Distributions and
  Sale of Fund Shares                                                   N/A         N/A         N/A         N/A

----------

         (1) Shares of the Money Market Funds are sold without a sales load.


         Reports and promotional literature may also contain the following information: (i) a description of the gross national or domestic product and populations, including but not limited to age characteristics, of various countries and regions in which a Fund may invest, as compiled by various organizations, and projections of such information; (ii) the performance of worldwide equity and debt markets;
         (iii) the capitalization of U.S. and foreign stock markets prepared or published by the International Finance Corporation, Morgan Stanley Capital International or a similar financial organization; (iv) the geographic distribution of a Fund's portfolio; (v) the major industries located in various jurisdictions; (vi) the number of shareholders in the Funds or other ING Funds and the dollar amount of the assets under management; (vii) descriptions of investing methods such as dollar-cost averaging, best day/worst day scenarios, etc.; (viii) comparisons of the average price to earnings ratio, price to book ratio, price to cash flow and relative currency valuations of the Funds and individual stocks in a Fund's portfolio, appropriate indices and descriptions of such comparisons; (ix) quotes from the Sub-Adviser of a Fund or other industry specialists; (x) lists or statistics of certain of a Fund's holdings including, but not limited to, portfolio composition, sector weightings, portfolio turnover rate, number of holdings, average market capitalization, and modern portfolio theory statistics; (xi) NASDAQ symbols for each class of shares of each Fund; and descriptions of the benefits of working with investment professionals in selecting investments.

         In addition, reports and promotional literature may contain information concerning the Investment Adviser, the Sub-Advisers, ING Capital Corporation, LLC ("ING Capital"), ING Funds, Services or affiliates of the Trust, the Investment Adviser, the Sub-Advisers, ING Capital or ING Funds Services including: (i) performance rankings of other funds managed by the Investment Adviser or a Sub-Adviser, or the individuals employed by the Investment Adviser or a Sub-Adviser who exercise responsibility for the day-to-day management of a Fund, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; (ii) lists of clients, the number of clients, or assets under management; (iii) information regarding the acquisition of ING Funds by ING Capital; (iv) the past performance of ING Capital and ING Funds Services; (v) the past performance of other funds managed by the Investment Adviser; and (vi) information regarding rights offerings conducted by closed-end funds managed by the Investment Adviser.


                               GENERAL INFORMATION


         The authorized capital of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. Holders of shares of each Fund have one vote for each share held. All shares when issued are fully paid, non-assessable, and redeemable. Shares have no preemptive rights. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board of Trustees. Generally, there will not be annual meetings of shareholders. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with a Fund's charter, cause a meeting, of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of the affected Fund or class having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees.



         The Board of Trustees may classify or reclassify any unissued shares into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares. Any such classification or reclassification will comply with the provisions of the 1940 Act. The Board of Trustees may create additional series (or classes of series) of shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the Trust by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.


CUSTODIAN

         The cash and securities owned by the Funds (except GNMA Income Fund and Lexington Money Market Trust) are held by State Street, 801 Pennsylvania, Kansas City, Missouri 64105, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

         The cash and securities owned by GNMA Income Fund and Lexington Money Market Trust are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, as Custodian, which takes no part in the decisions relating to the purchase or sale of a Fund's portfolio securities.

LEGAL COUNSEL


         Legal matters for the Trust are passed upon by Dechert, 1775 Eye Street, N.W., Washington, D.C. 20006.


INDEPENDENT ACCOUNTANTS

         Prior to December 31, 2000, a different firm served as auditor for several of the Registrants. PricewaterhouseCoopers LLP will serve as independent accountants for fiscal year 2003.

OTHER INFORMATION


         The Trust is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Trust by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Trust's Registration Statement filed with the SEC, and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.


         Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statement audited by independent certified public accountants.

REPORTS TO SHAREHOLDERS

         The fiscal year of the Funds ends on March 31 of each year. Each Fund will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the independent accountants will be sent to shareholders each year.




                              FINANCIAL STATEMENTS

         The financial statements from the Funds' Annual Reports, dated March 31, 2002, are incorporated herein by reference. Copies of the Funds' Annual and Semi-Annual Reports may be obtained without charge by contacting ING Funds at 7337 E. Doubletree Ranch Road, Scottsdale, Arizona 85258, (800) 992-0180.

                                     PART C:
                                OTHER INFORMATION

ITEM 23.      EXHIBITS

(a)     (1)   Trust Instrument - previously filed as an Exhibit to the
              Pre-Effective Amendment No. 1 to Registrant's Registration
              Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

        (2) Certificate of Amendment of Certificate of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

        (3) Certificate of Amendment of Certificate of Trust - previously filed as an Exhibit to Post-Effective Amendment No. 9 to the Registrant's Registration Statement on Form N-1A on June 15, 2001 and incorporated herein by reference.

        (4) Amendment No. 1 to Trust Instrument -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

        (5) Amendment No. 2 to Trust Instrument -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

        (6) Amendment No. 3 to Trust Instrument -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

        (7) Form of Certificate of Amendment to Certificate of Trust -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

        (8)   Amendment No. 4 to Trust Instrument -- To be filed by amendment.

(b) Bylaws - previously filed as an Exhibit to the Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on October 28, 1998 and incorporated herein by reference.

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX, and X of the Declaration of Trust referenced in Exhibit (a) above and in Articles IV, VI, and XIII of the Bylaws referenced in Exhibit (b) above.

(d)     (1)   Form of Restated Investment Management Agreement between
              Registrant and ING Pilgrim Investments, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's
              Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

        (2) Form of Investment Management Agreement between Registrant and ING Pilgrim Investments, LLC with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

        (3) Form of Investment Management Agreement between Registrant and ING Mutual Funds Management Co. LLC ("IMFC") -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (4) Form of Amended Investment Management Agreement between Registrant and ING Investments, LLC -- To be filed by amendment.

        (5) Sub-Advisory Agreement between IMFC and Baring Asset Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (6) Form of Sub-Advisory Agreement between IMFC and Baring International Investment Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (7) Form of Sub-Advisory Agreement between IMFC and Baring Asset Management (Asia) Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (8) First Amendment to Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (9) Form of Sub-Advisory Agreement between IMFC and ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (10) Form of Sub-Advisory Agreement between IMFC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (11) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

        (12) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (13) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

        (14) Form of Sub-Advisory Agreement between IMFC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (15) Form of Restated Sub-Advisory Agreement between ING Pilgrim Investments, LLC and Furman Selz Capital Management on behalf of Delta Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

        (16) Form of Sub-Advisory Agreement between ING Pilgrim Investments, LLC and CRA Real Estate Securities L.P. with respect to Pilgrim Global Real Estate Fund -- previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

        (17) Form of Sub-Advisory Agreement between IMFC and CRA Real Estate Securities, L.P. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(e)     (1)   Form of Underwriting Agreement between Registrant and ING Pilgrim
              Securities, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration
              Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (2) Form of Amended Underwriting Agreement between Registrant and ING Funds Distributor, Inc. -- To be filed by amendment.

        (3) Form of Financial Institution Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (4) Form of Selling Group Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(f)     Not Applicable

(g)     (1)   Form of Custodian Agreement between Registrant and State Street
              Bank and Trust Company, with respect to Registrant's U.S. Funds -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (2) Form of Custodian Agreement between Registrant and State Street Bank and Trust Company -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

        (3) Form of Amended Custodian Agreement between Registrant and State Street Bank and Trust Company -- To be filed by amendment.

        (4) Form of Custodian Agreement between Registrant and Brown Brothers Harriman & Co., with respect to the Registrant's Global and International Funds -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (5) Form of Amendment to the Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (6) Form of Appendix A to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (7) Form of Appendix B to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (8) Form of Appendix C to Custodian Agreement between Registrant and Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

(h)     (1)   Form of Service Agreement -- previously filed as an Exhibit to
              Post-Effective Amendment No. 6 to the Registrant's Registration
              Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (2) Fund Services Agreement between Registrant and ING Fund Services Co. LLC -- filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed electronically on April 15, 1999 and incorporated herein by reference.

        (3) Form of Recordkeeping Agreement with State Street Bank and Trust Company -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (4) Form of Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A filed electronically on June 15, 2001 and incorporated herein by reference.

        (5) Amended and Restated Shareholder Servicing Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (6) Form of Administration Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (7) Form of Amended and Restated Administration Agreement between Registrant and ING Funds Services, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

        (8) Form of Amended and Restated Administration Agreement between Registrant and ING Funds Services, LLC -- To be filed by amendment.

        (9) Form of Expense Limitation Agreement among ING Pilgrim Investments, LLC, Clarion CRA Securities L.P. and Pilgrim Funds Trust with respect to Pilgrim Global Real Estate Fund - previously filed as an Exhibit to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A on July 27, 2001 and incorporated herein by reference.

        (10) Form of Expense Limitation Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed electronically on March 1, 2001 and incorporated herein by reference.

        (11) Form of Amended and Restated Expense Limitation Agreement between Registrant and ING Funds Services, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

        (12) Form of Amended and Restated Expense Limitation Agreement between Registrant and ING Investments, LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A on June 27, 2002 and incorporated herein by reference.

        (13) Form of Amended and Restated Expense Limitation Agreement between Registrant and ING Investments, LLC -- To be filed by amendment.

        (14) Form of Fund Accounting Agreement with Brown Brothers Harriman & Co. -- previously filed as an Exhibit to Post-Effective Amendment No. 17 to the Registrant's Registration Statement on Form N-1A on February 27, 2002 and incorporated herein by reference.

(i)           Opinion and Consent of Counsel -- To be filed by amendment.

(j)     (1)   Consent of Auditors -- To be filed by amendment.

(k)     (1)   Annual Report containing the audited financial statements for the period ended October 31, 1999 -- previously filed in Registrant's
              Form N-30D filed on December 29, 1999 and incorporated herein by reference.

        (2) Semi-Annual Reports containing the unaudited financial statements for the period ended April 30, 2000 -- previously filed in Registrant's Form N-30D on July 7, 2000 and incorporated herein by reference.

(l) Purchase Agreement -- previously filed as an Exhibit to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A electronically filed on April 15, 1999 and incorporated herein by reference.

(m)     (1)   Rule 12b-1 Distribution Plan and Agreement with respect to Class A shares -- previously filed as an Exhibit to Post-Effective
              Amendment No. 6 to Registrant's Registration Statement on Form
              N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (2) Rule 12b-1 Distribution Plan and Agreement with respect to Class B, Class C, and Class X shares -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (3) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class B shares - previously filed as an Exhibit to Post-Effective Amendment No. 11 to Registrant's Registration Statement on Form N-1A filed electronically on July 31, 2001 and incorporated by reference.

        (4) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class A shares - To be filed by amendment.

        (5) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class B shares - To be filed by amendment.

        (6) Form of Amended and Restated Rule 12b-1 Distribution Plan and Agreement with respect to Class C and Class X shares - To be filed by amendment.

(n)     (1)   Form of 18f-3 Plan -- previously filed as an Exhibit to
              Post-Effective Amendment No. 10 to the Registrant's Registration
              Statement on Form N-1A filed electronically on July 27, 2001 and incorporated herein by reference.

        (2) Amended and Restated 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (3) Amended and Restated Rule 18f-3 Plan -- previously filed as an Exhibit to Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed electronically on November 9, 2001 and incorporated herein by reference.

        (4)   Amended and Restated Rule 18f-3 Plan -- To be filed by amendment.

(o)     (1)   Code of Ethics of Pilgrim Funds Trust -- previously filed as an
              Exhibit to Post-Effective Amendment No. 9 to Registrant's
              Registration Statement on Form N-1A filed electronically on June
              15, 2001 and incorporated herein by reference.

        (2) Code of Ethics of Baring Asset Management, Inc. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (3) Code of Ethics of Baring International Investment Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (4) Code of Ethics of Baring Asset Management (Asia) Limited -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (5) Code of Ethics of Clarion CRA Securities, L.P. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (6) Code of Ethics of ING Furman Selz Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-1A filed electronically on October 1, 2001 and incorporated herein by reference.

        (7) Code of Ethics of ING Furman Selz Asset Management -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (8) Code of Ethics of ING Investment Management LLC -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

        (9) Code of Ethics of ING Investment Management Advisors B.V. -- previously filed as an Exhibit to Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A filed electronically on November 6, 2000 and incorporated herein by reference.

Item 25. Indemnification.

      Article X of the Registrant's Declaration of Trust provides the following:

      Section 10.1 Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any person other than the Trust or a beneficial owner for any act, omission or obligation of the Trust or any Trustee. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein or in the Delaware Act shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder.

      Section 10.2  Indemnification.

      (a) Subject to the exceptions and limitations contained in Section (b) below:

            (i) every Person who is, or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b)   No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                  (A)  by the court or other body approving the settlement;

                  (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                  (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry);

            provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

            (c) The rights of indemnification therein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 10.2 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.2.

      Article IX of the Registrant's By-Laws provides the following:

            The Trust may purchase and maintain insurance on behalf of any Covered Person or employee of the Trust, including any Covered Person or employee of the Trust who is or was serving at the request of the Trust as a Trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Trustees would have the power to indemnify him against such liability.

            The Trust may not acquire or obtain a contract for insurance that protects or purports to protect any Trustee or officer of the Trust against any liability to the Trust or its Shareholder to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

            Reference is made to Article IX of Registrants By-Laws and paragraph
            1.11 of the Distribution Agreement.

            The Registrant is covered under an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

            Section 12 of the Management Agreement between Registrant and Manager, Section 8 of the Sub-Advisory Agreements and Section 20 of the Distribution Agreement between the Registrant and Distributor limit the liability of Manager, the Sub-Advisors and the Distributor to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.

            The Registrant hereby undertakes that it will apply the indemnification provisions of its Trust Instrument, By-Laws, Management Agreement and Distribution Agreement in a manner consistent with Release No. 11330 of the U.S. Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act") so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

            Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

            Section 7 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Item 26.    Business and Other Connections of the Investment Adviser

            Information as to the directors and officers of the Investment Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Manager in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended and is incorporated herein by reference thereto.

            Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their application for registration as investment advisers on Forms ADV for ING Investment Management LLC (File No. 801-55232) and Furman Selz Capital Management LLC (File No. 801-20737).

Item 27.    Principal Underwriters

            (a) ING Funds Distributor, Inc. is the principal underwriter for ING Mutual Funds; ING Equity Trust; ING Investment Funds, Inc.; ING Prime Rate Trust; ING Mayflower Trust; ING Senior Income Fund; ING Series Fund, Inc.; ING Variable Products Trust; ING VP Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; ING Variable Insurance Trust; USLICO Series Fund; ING VP Balanced Portfolio, Inc.; ING Variable Portfolios, Inc.; ING VP Growth and Income Portfolio; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Generation Portfolios, Inc. and ING GET Fund.

            (b) Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the U.S. Securities and Exchange Act of 1934, as amended and is incorporated herein by reference thereto.

            (c)  Not applicable.

Item 28.    Location of Accounts and Records

            All accounts, books and other documents required to be maintained by
            Section 31(a) of the Investment Company Act of 1940, as amended ("1940 Act"), and the rules promulgated thereunder are maintained at the offices of (a) the Registrant; (b) ING Investments, LLC; (c) the Administrator; (d) ING Funds Distributor, Inc.; (e) - (f) the sub-advisers; (g) the Custodian; and (h) the Transfer Agent. The address of each is as follows:

            (a)   ING Funds Trust
                  7337 East Doubletree Ranch Road,
                  Scottsdale, AZ  85258-2034

            (b)   ING Investments, LLC
                  7337 East Doubletree Ranch Road
                  Scottsdale, AZ  85258-2034

            (c)   ING Funds Services, LLC
                  7337 East Doubletree Ranch Road
                  Scottsdale, AZ  85258-2034

            (d)   ING Funds Distributor, Inc.
                  7337 East Doubletree Ranch Road
                  Scottsdale, AZ  85258-2034

            (e)   ING Investment Management LLC
                  5780 Powers Ferry Road, N.W., Suite 300,
                  Atlanta, GA 30327

            (f)   Furman Selz Capital Management, LLC
                  230 Park Avenue
                  New York, NY 10169

            (g)   State Street Bank Trust Company
                  801 Pennsylvania Street
                  Kansas City, MO 64105

            (h)   DST Systems, Inc.
                  P.O. Box 219368
                  Kansas City, MO 64121-9368

Item 29.    Management Services

            Not applicable.

Item 30.    Undertakings

            Not applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 11th day of July, 2002.

                                    ING FUNDS TRUST


                                       By:
                                           /s/ Kimberly A. Anderson
                                           -------------------------------------
                                           Kimberly A. Anderson
                                           Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

            SIGNATURE                           TITLE                DATE
            ---------                           -----                ----
-----------------------------------     Trustee and Chairman     July 11, 2002
         John G. Turner*


                                        President and Chief      July 11, 2002
-----------------------------------     Executive Officer
       James M. Hennessy*

                                        Executive Vice
                                        President and
                                        Principal Financial
-----------------------------------     Officer                  July 11, 2002
       Michael J. Roland*


-----------------------------------     Trustee                  July 11, 2002
        Paul S. Doherty*


-----------------------------------     Trustee                  July 11, 2002
       J. Michael Earley*


-----------------------------------     Trustee                  July 11, 2002
     R. Barbara Gitenstein*


-----------------------------------     Trustee                  July 11, 2002
       R. Glenn Hilliard*

-----------------------------------     Trustee                  July 11, 2002
       Walter H. May, Jr.*


-----------------------------------     Trustee                  July 11, 2002
      Thomas J. McInerney*


-----------------------------------     Trustee                  July 11, 2002
          Jock Patton*


-----------------------------------     Trustee                  July 11, 2002
       David W.C. Putnam*


-----------------------------------     Trustee                  July 11, 2002
        Blaine E. Rieke*


-----------------------------------     Trustee                  July 11, 2002
        Roger B. Vincent*


-----------------------------------     Trustee                  July 11, 2002
      Richard A. Wedemeyer*


*By:  /s/ Kimberly A. Anderson
      -----------------------------
      Kimberly A. Anderson
      Attorney-in-Fact**

** Powers of Attorney for Michael J. Roland, James M. Hennessy and each Trustee except Paul S. Doherty were previously filed as attachments to Post-Effective Amendment No. 17 to the Registrant's Form N-1A Registration Statement on February 27, 2002, and are incorporated herein by reference. Mr. Doherty's Power of Attorney was previously filed as an attachment to Post-Effective Amendment No. 18 to the Registrant's Form N-1A Registration Statement on June 3, 2002, and is incorporated herein by reference.